SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box: [ ]
[ ] Preliminary Proxy Statement              [ ]  Confidential, for Use of
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e) (2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             WRL SERIES FUND, INC.
                (Name of Registrant as Specified in Its Charter)
                ------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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

                              WRL SERIES FUND, INC.

                               201 Highland Avenue
                              Largo, Florida 33770

                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                                December 16, 1996


TO THE SHAREHOLDERS:

         A special meeting of the shareholders of the Portfolios (each a "Portfolio"; collectively the "Portfolios") of the WRL Series Fund, Inc. (the "Fund"), will be held on Monday, December 16, 1996 at 10:00 a.m., at 201 Highland Avenue, Largo, Florida 33770, or any adjournment thereof, for the following purposes:

(1) To approve a new investment advisory agreement for the Fund (the "Proposed Advisory Agreement") between the Fund, on behalf of each Portfolio, and WRL Investment Management, Inc. ("WRL Management");

(2) To approve a new investment sub-advisory agreement for each Portfolio (a "Proposed Sub-Advisory Agreement," and collectively, the "Proposed Sub-Advisory Agreements") between WRL Management, on behalf of such Portfolio, and the Portfolio's current sub-adviser(s);

(3) To approve a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, pursuant to which the Portfolios may reimburse InterSecurities, Inc. ("ISI"), which will act as Distributor of the Fund's shares, for distribution-related expenses incurred by ISI in the performance of its duties as Distributor pursuant to a distribution agreement between ISI and the Fund (the "Distribution Agreement");

(4) To re-elect the directors of the Fund;

(5) To ratify the selection of Price Waterhouse LLP as independent auditors for the Fund's current fiscal year; and

(6) To transact such other business as may properly come before the meeting or any adjournments thereof.

         Please indicate your voting instructions on the enclosed voting instruction form with respect to each Portfolio in which you were a beneficial owner as of the record date; sign such voting instruction form; and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

         In order to avoid the additional expense of further solicitation, we ask that you mail your voting instruction form promptly.

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR VOTING INSTRUCTION FORM PROMPTLY NO MATTER HOW MANY SHARES YOU BENEFICIALLY OWN. You are entitled to vote at the meeting and any adjournments thereof if you beneficially owned Portfolio shares at the close of business on October 7, 1996. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instruction form in the postage paid envelope provided.

                                       By Order of the Board of Directors


                                       Thomas E. Pierpan, ASSISTANT SECRETARY


October 24, 1996

                              WRL SERIES FUND, INC.


                               201 Highland Avenue
                              Largo, Florida 33770

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON

                                DECEMBER 16, 1996


         This is a proxy statement relating to the investment portfolios of WRL Series Fund, Inc. (the "Fund"), as listed on Schedule A of this Proxy Statement (each, a "Portfolio," and collectively, the "Portfolios"). The Fund is a series mutual fund consisting of a number of series or Portfolios. This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Fund, on behalf of the Portfolios, to be used at the Fund's special meeting of shareholders of the Portfolios (the "Meeting"). The Meeting will be held on Monday, December 16, 1996, at 10:00 a.m. Eastern Time, at 201 Highland Avenue, Largo, Florida 33770, for the purposes set forth in the Notice of the Meeting.

         The primary purposes of the Meeting are: (1) to permit the shareholders of each Portfolio to consider a Proposed Advisory Agreement (described below) between the Fund, on behalf of each Portfolio, and WRL Investment Management, Inc. ("WRL Management"), to take effect on January 1, 1997; (2) to permit the shareholders of each Portfolio to consider a Proposed Sub-Advisory Agreement (each as described below) between WRL Management and each of the current sub-adviser(s) of such Portfolio, to take effect on January 1, 1997; (3) to permit the shareholders of each Portfolio to consider a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), to take effect on January 1, 1997, which provides that each Portfolio may reimburse InterSecurities, Inc. ("ISI") for certain distribution-related expenses, but in no event are the reimbursements to be paid under the distribution plan to exceed AN ANNUAL RATE of 0.15% of each such Portfolio's average daily net assets. Shareholders will also be asked to re-elect the Fund's directors and to ratify the selection of Price Waterhouse LLP as independent auditors for the Fund's current fiscal year.

         A majority of the shares of stock outstanding on October 7, 1996, represented in person or by proxy, of the Fund must be present for the transaction of business at the Meeting. In the event that a quorum is present at the Meeting but sufficient votes to approve proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on the proposal in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

         The costs of the Meeting, including the solicitation of proxies and voting instructions, will be paid by the Portfolios. The principal solicitation of proxies and voting instructions will be by the mailing of this proxy statement on or about October 24, 1996, but proxies and voting instructions may also be solicited by telephone and/or in person by representatives of the Fund and regular employees of Western Reserve Life Assurance Co. of Ohio ("Western Reserve") or its affiliates. Such representatives and employees will not receive additional compensation for solicitation activities.

         Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote. As of the Record Date, October 7, 1996, the Fund had outstanding 275,703,146.572 shares of the Portfolios (representing a cash value of $3,577,886,407.16), all of which shares are owned of record by the WRL Series Life Account or the WRL Series Annuity Account of Western Reserve, by Western Reserve directly, by the PFL Endeavor Variable Annuity Account or by the PFL Endeavor Platinum Variable Annuity Account of PFL Life Insurance Company ("PFL Life"), or by the AUSA Endeavor Variable Annuity Account or by Pooled Account No. 27 of AUSA Life Insurance

Company, Inc. ("AUSA Life") (together, the "Accounts"). Western Reserve, PFL Life and AUSA Life are affiliates. The outstanding shares owned by the Accounts in each respective Portfolio are reflected on attached Schedule A.

                 POLICYOWNERS' RIGHT TO INSTRUCT SHAREHOLDERS

Western Reserve, PFL Life or AUSA Life, respectively, the shareholders of the Portfolios, will vote shares held in the Accounts at the Meeting in accordance with the instructions received from the holders of individual life insurance policies, individual variable annuity contracts and group annuities (collectively, the "Policies" owned by the "Policyowners") whose benefits thereunder are funded through those Accounts. (The holder of a qualified group variable contract may seek voting instructions from individual qualified plan participants if required under the terms of the qualified plan pursuant to which the group contract is held.)

         The Fund has agreed to solicit voting instructions from the Policyowners, upon which instructions Western Reserve, PFL Life or AUSA Life, respectively, will vote the shares of the Portfolios at the Meeting on December 16, 1996, and any adjournment thereof. The Fund will mail to each Policyowner of record as of October 7, 1996 a copy of this proxy statement. The number of Fund shares in a Portfolio or Portfolios for which a Policyowner may give instructions is determined as follows: the number of shares of a given Portfolio (and corresponding votes) allotted to a Policy will be calculated by dividing the amount of the Policy's cash value (or the contract value, in the case of a variable annuity or group annuity contract) attributable to the Portfolio by $100. Fractional shares will be counted. Based upon the cash value attributable to the Portfolios as of October 7, 1996, Policyowners are entitled to an aggregate of votes with respect to each of the Portfolios as reflected on attached Schedule A.

         All shares for which Western Reserve, PFL Life and AUSA Life receive properly executed instructions, which are not subsequently revoked prior to the Meeting, will be voted at the Meeting in accordance with such instructions. Western Reserve, PFL Life and AUSA Life will vote the shares of each Portfolio for which no timely instructions are received, and any shares beneficially owned exclusively by Western Reserve, in proportion to the voting instructions which are received with respect to all Policies participating in such Portfolio. Abstentions will be applied on a pro rata basis to reduce the votes eligible to be cast.

         To the knowledge of the Fund, no person has the right to instruct Western Reserve, PFL Life or AUSA Life with respect to 5% or more of the shares of any Portfolio. However, the proportionate voting policy will result in certain Policyowners' instructions affecting the vote of 5% or more of total outstanding shares. These particular Policyowners and the percentage of votes which their instruction may affect will depend upon which Policyowners provide instructions and which Policyowners do not. Western Reserve, or PFL Life or AUSA Life, as applicable, will vote in accordance with the directions as indicated on your enclosed voting instruction form provided it is received properly executed. If you properly execute your voting instruction form and give no voting instruction, your shares will be voted in proportion to the voting instructions which are received with respect to all Policies participating in such Portfolio. Abstentions will be counted as present for purposes of determining a quorum, but will not be counted as voting with respect to those proposals from which Policyowners (defined below) abstain. Voting instructions may be revoked at any time prior to their exercise by execution of a subsequent voting instruction form, by written notice to the Secretary of the Fund, or by voting in person at the Meeting.

         The following table summarizes each proposal to be presented at the Meeting and the Portfolios solicited with respect to each proposal:


             PROPOSAL                              AFFECTED PORTFOLIOS
             --------                              -------------------

1.  Approval of Proposed Advisory                     Each Portfolio*
        Agreement

2.  Approval of Proposed Sub-Advisory                 Each Portfolio*
        Agreements

3.  Approval of Distribution Plan                     Each Portfolio*

4.  Re-election of Directors of the Fund              All Portfolios**

5.  Ratification of Independent Auditors              All Portfolios**

*SHAREHOLDERS OF A PORTFOLIO WILL VOTE SEPARATELY FROM OTHER SHAREHOLDERS OF THE FUND ON THE PROPOSED ADVISORY AGREEMENT AS IT APPLIES TO SUCH PORTFOLIO; ON THE PROPOSED SUB-ADVISORY AGREEMENT(S) APPLICABLE TO SUCH PORTFOLIO; AND ON THE DISTRIBUTION PLAN AS IT APPLIES TO SUCH PORTFOLIO.

**SHAREHOLDERS OF ALL THE PORTFOLIOS OF THE FUND WILL VOTE TOGETHER AS A SINGLE CLASS ON THIS PROPOSAL.

         For each Portfolio of the Fund, the Board of Directors recommends that you cast your vote:

     \Bullet\ FOR approval of the Proposed Advisory Agreement as it relates to such Portfolio.

     \Bullet\ FOR approval of the Proposed Sub-Advisory Agreement relating to such Portfolio.

     \Bullet\ FOR the approval of the Distribution Plan as it relates to such Portfolio.

     \Bullet\ FOR the re-election of the Directors of the Fund.

     \Bullet\ FOR the ratification of the selection of Price Waterhouse LLP as independent auditors for the current fiscal year of the Fund.

         Each of these proposals are described in more detail below, and in the attached Schedules and Exhibits. The Schedules and Exhibits are important parts of this Proxy Statement; please consult them carefully as you review this Proxy Statement and evaluate the proposals.

                                  INTRODUCTION

         Currently, Western Reserve acts as investment adviser to each of the Portfolios pursuant to investment advisory agreements (each a "Current Advisory Agreement"), each dated as reflected on attached Schedule B. Under each Current Advisory Agreement, Western Reserve is responsible for providing investment management and supervision and administrative services to the relevant Portfolio. With respect to each Portfolio of the Fund, Western Reserve has in turn entered into one or more sub-advisory agreement(s) (each, a "Current Sub-Advisory Agreement"), each dated as reflected on attached Schedule C, with sub-adviser(s). Under each Current Sub-Advisory Agreement, each Portfolio's sub-adviser(s), as set forth on attached Schedule C, is generally responsible for providing investment management services to the relevant Portfolio(s).

         Pursuant to an internal restructuring plan (the "Restructuring"), Western Reserve has formed two new wholly-owned subsidiaries, WRL Investment Management, Inc., and WRL Investment Services, Inc. ("WRL Services"). WRL Management and WRL Services together will assume the business of Western Reserve as it relates to the management, supervision, and administration of registered investment companies, including, but not limited to, the Fund. WRL Management will be the successor to Western Reserve's business as an investment adviser and manager and supervisor of registered investment companies. WRL Services will assume Western Reserve's role as the provider of administrative services to registered investment companies. Thus, it is contemplated that upon implementation of the Restructuring, (i) WRL Management will replace Western Reserve as the investment adviser to each Portfolio of the Fund; and (ii) WRL Services will replace Western Reserve as the provider of administrative services to each Portfolio of the Fund.

         As a result of the Restructuring, it is anticipated that a new advisory agreement between the Fund, on behalf of each Portfolio, and WRL Management (the "Proposed Advisory Agreement"), will be effective upon the consummation of the Restructuring. With respect to a Portfolio, the Proposed Advisory

Agreement must be approved by a vote of the majority of the outstanding voting securities of such Portfolio, as defined in the 1940 Act (see below). The terms of the Proposed Advisory Agreement that govern investment management and supervision services are substantially the same as the terms that govern investment management and supervision services in each of the Current Advisory Agreements, except for the dates of execution and termination of the agreements, and the identity of the investment adviser (currently, Western Reserve; in the Proposed Advisory Agreement, WRL Management). The provisions addressing administrative services that are reflected in the Current Advisory Agreements are NOT contained in the Proposed Advisory Agreement. Following the Restructuring, administrative services will be provided to the Fund not by the Fund's investment adviser pursuant to an investment advisory agreement, but instead by WRL Services pursuant to an Administrative Services and Transfer Agency Agreement (see below).

         In accordance with and pursuant to the Current Advisory Agreements, Western Reserve has, on behalf of each Portfolio of the Fund, entered into a Current Sub-Advisory Agreement with one or more sub-adviser(s) for such Portfolio. The Current Sub-Advisory Agreements and current sub-adviser(s) for each Portfolio are listed on Schedule C. The change in the Fund's investment adviser from Western Reserve to its newly-formed subsidiary, WRL Management, will result in the assignment and automatic termination of the Current Sub-Advisory Agreements. Accordingly, with respect to each Portfolio, as a result of the Restructuring, it is anticipated that a new sub-advisory agreement (each, a Proposed Sub-Advisory Agreement) between WRL Management, on the one hand, and the current sub-adviser(s) to such Portfolio, on the other hand, will be effective upon consummation of the Restructuring. In addition, the Proposed Sub-Advisory Agreements reflect certain additions or changes deemed appropriate by WRL Management and/or the sub-adviser to the Portfolio. With respect to a Portfolio, a Proposed Sub-Advisory Agreement must be approved by a vote of the majority of outstanding voting securities of such Portfolio as defined in the 1940 Act (see below).

         The Fund also wishes to enter into an arrangement with ISI, an affiliate of Western Reserve, PFL Life, AUSA Life, WRL Management and WRL Services, pursuant to which ISI will perform distribution-related services for the Fund pursuant to a distribution plan (the "Distribution Plan") and related distribution agreement (the "Distribution Agreement"). The Distribution Plan provides that ISI will be reimbursed thereunder for distribution-related expenses incurred in accordance with the Distribution Plan and the Distribution Agreement, but in no event will the reimbursement fees paid under the Distribution Plan exceed AN ANNUAL RATE of 0.15% of each Portfolio's average daily net assets. With respect to a Portfolio, the Distribution Plan must be approved by a vote of the majority of outstanding voting securities of such Portfolio, as defined in the 1940 Act (see below). As discussed below, the Board of Directors of the Fund believes that the Fund and the Policyowners (defined below) will benefit from enhanced sales of Portfolio shares and an increased level of net assets resulting from ISI's performance of distribution-related services for the Portfolios of the Fund.

         With respect to a Portfolio, the Proposed Advisory Agreement, a Proposed Sub-Advisory Agreement, and the Distribution Plan must be approved by a "vote of the majority of the outstanding voting securities" of such Portfolio, as defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% or more of the shares of the Portfolios entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Portfolio entitled to vote thereon.

         PROPOSALS 1, 2 AND 3, WHICH EACH RELATE TO THE RESTRUCTURING, MUST BE APPROVED BY ALL PORTFOLIOS IN ORDER FOR ANY OF THESE PROPOSALS TO BE IMPLEMENTED. IN OTHER WORDS, SHAREHOLDERS OF EACH PORTFOLIO MUST APPROVE (I) THE PROPOSED ADVISORY AGREEMENT, AS IT APPLIES TO SUCH PORTFOLIO; (II) EACH PROPOSED SUB-ADVISORY AGREEMENT RELATING TO SUCH PORTFOLIO; AND (III) THE DISTRIBUTION PLAN, AS IT APPLIES TO SUCH PORTFOLIO, IN ORDER FOR THE RESTRUCTURING TO BE CONSUMMATED AND EACH OF THESE PROPOSALS TO BE IMPLEMENTED.

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                  PROPOSAL 1: TO APPROVE THE PROPOSED ADVISORY
                  AGREEMENT BETWEEN THE FUND AND WRL MANAGEMENT
-------------------------------------------------------------------------------

         The Board of Directors of the Fund (the "Board" or "Directors") met on October 3, 1996, at which meeting the Directors, including the Disinterested Directors (Directors who are not party to, or interested persons of any party to, or otherwise have any direct or indirect financial interest in, the Current or Proposed Advisory Agreements; the Current or Proposed Sub-Advisory Agreements; or the Distribution Plan), concluded that the Restructuring, and the execution of the Proposed Advisory Agreement between the Fund, on behalf of each of the Portfolios, and WRL Management, would be in the best interest of each Portfolio and its shareholders. The Board unanimously approved the Proposed Advisory Agreement, and recommended that it be submitted for approval by the shareholders of the respective Portfolios at the Meeting.

THE CURRENT INVESTMENT ADVISER AND CURRENT ADVISORY AGREEMENTS

         Western Reserve, a life insurance company located at 201 Highland Avenue, Largo, Florida 33770, currently serves as the investment adviser to each Portfolio of the Fund. Western Reserve does not act as investment adviser or sub-adviser to any other investment companies. Western Reserve is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, a stock life insurance company, which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON, located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly-traded international insurance group.

         Western Reserve has acted as investment adviser and manager for each Portfolio since the commencement of such Portfolio's operations. The Current Advisory Agreements for the Fund, on behalf of the various Portfolios, were last approved by a majority of the Directors, including a majority of the Disinterested Directors, voting in person at a meeting called for that purpose on the dates set forth on attached Schedule B, whereby the Board voted to continue the Current Advisory Agreements for a period of one year. The Current Advisory Agreements were initially approved by the Board on the dates set forth on attached Schedule B, and were last approved by shareholders of each Portfolio on the dates set forth on attached Schedule B. The Form of the Current Advisory Agreement for each Portfolio is attached hereto as Exhibit A; this Form of Current Advisory Agreement accurately reflects the material provisions of each of the Current Advisory Agreements.

         Pursuant to the Current Advisory Agreements, Western Reserve is responsible for providing to each of the Portfolios investment research and portfolio management, including the selection of securities for each Portfolio to purchase, hold, or sell, and the selection of brokers through whom that Portfolio's portfolio transactions are executed. Western Reserve also furnishes or makes available to the Portfolios the services of executive and management personnel to supervise the performance of all administrative, record keeping, regulatory reporting and compliance services, including the supervision of the custodian of the Fund. Western Reserve may incur and will pay certain additional expenses, including legal and accounting fees, in connection with the formation and maintenance of the Portfolios, including the preparation and filing, when appropriate, of all documents. Western Reserve also furnishes offices, necessary facilities and equipment, and permits its officers and employees to serve without compensation as Directors and officers of the Fund if duly elected to such positions. Accounting services are also provided by Western Reserve to the Fund.

         Each Portfolio pays all other expenses incurred in its operation including, but not limited to, general administrative expenses, interest charges, fees and expenses of independent auditors, taxes and government fees, costs of share certificates and any other expenses (including clerical expenses) of issuance, sale or repurchase of its shares, expenses in connection with its dividend reinvestment plan, membership fees in trade associations, expenses of annual and special meetings of the directors and shareholders, fees and disbursements of transfer agents, expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of the directors who are not affiliated with Western Reserve, insurance premiums, indemnification and other expenses not expressly provided for in each Current Advisory Agreement, and any extraordinary expenses of nonrecurring nature.

         Each Current Advisory Agreement also provides that Western Reserve shall not be liable to the Fund with respect to any error of judgment or law, or for any loss suffered by, the particular Portfolio in connection with the matters to which the Current Advisory Agreement relates except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under the Current Advisory Agreement.

         Western Reserve's activities are subject to the review and supervision of the Board, to which Western Reserve renders periodic reports with respect to each Portfolio's investment activities.

         Under its terms, each Current Advisory Agreement will continue in effect until the date shown on attached Schedule B, and from year to year thereafter so long as such continuance is specifically approved at least annually by the vote of a majority of the Disinterested Directors of the Fund, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Directors of the Fund or the affirmative vote of a majority of the outstanding voting securities of the relevant Portfolio. Each Current Advisory Agreement may be terminated by either party, at any time, without penalty, upon 60 days' written notice, and will automatically terminate in the event of its assignment. A Current Advisory Agreement may be amended with respect to a Portfolio only with the approval by the affirmative vote of a majority of the outstanding voting securities of the Portfolio and the approval by the vote of a majority of the Disinterested Directors of the Fund, cast in person at a meeting called for the purpose of voting on the approval of such amendment.

            As compensation for its services to the Portfolios under the Current Advisory Agreements, Western Reserve receives monthly compensation at the annual rates reflected on attached Schedule B. Schedule B also lists the aggregate amount of advisory fees remitted by each Portfolio to Western Reserve for the fiscal year ended December 31, 1995. The net assets of each of the Portfolios as of September 30, 1996 are also shown on such schedule. Pursuant to an expense limitation voluntarily adopted by Western Reserve, Western Reserve has undertaken, until at least April 30, 1997, to pay expenses on behalf of each Portfolio, except for Meridian/INVESCO Foreign Sector Portfolio, Meridian/INVESCO Global Sector Portfolio, and Meridian/INVESCO US Sector Portfolio, to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed 1.00% of each Portfolio's average daily net assets (1.50% for the C.A.S.E. Growth & Income Portfolio and the C.A.S.E. Quality Growth Portfolio, and 0.70% for the Bond Portfolio and Money Market Portfolio).

         During the Fund's last fiscal year, the following Portfolios paid brokerage commissions to affiliated broker-dealers in the amounts shown, which constituted the percentage of the Portfolio's total brokerage commissions for the fiscal year shown:

         AFFILIATED BROKERAGE COMMISSIONS (YEAR ENDED DECEMBER 31, 1995)


      PORTFOLIO                 AMOUNT PAID          % OF TOTAL COMMISSIONS PAID
      ---------                 -----------          ---------------------------

Aggressive Growth                $240,067*                      100%

Balanced                         $1,040**                       1.15%
-------------
* Commissions paid to Alger, Inc., affiliate of Fred Alger Management, Inc., Sub-Adviser to the Aggressive Growth Portfolio.
** Commissions paid to AEGON
   USA Securities, Inc., affiliate of AEGON USA Investment Management, Inc., Sub-Adviser to the Balanced Portfolio.

THE RESTRUCTURING

         Western Reserve has determined to internally reorganize its investment management and supervision and investment company administration functions, in an effort to streamline these operations, and provide an overall higher quality of service. The Restructuring will result in the "relocation" of Western Reserve's investment management and supervision functions to a new wholly-owned subsidiary of Western Reserve, WRL Management; the Restructuring will also result in the "relocation" of Western Reserve's fund administration functions to a second new wholly-owned subsidiary of Western Reserve, WRL Services. It is anticipated that, in the future, WRL Management and/or WRL Services will seek to provide investment management and/or supervision or administrative and transfer agency services, respectively, to investment companies other than the Fund, which may include investment companies unaffiliated with Western Reserve, WRL Management, or WRL Services. The directors and principal executive officer of WRL Management, together with their principal occupations, are listed on attached Schedule B.

         Upon consummation of the Restructuring, WRL Management will provide investment management and supervision services to each Portfolio of the Fund pursuant to the Proposed Advisory Agreement; and WRL Services will provide administrative and transfer agency services to each Portfolio of the Fund pursuant to an Administrative Services and Transfer Agency Agreement ("Administrative Agreement"). Subject to review by the Board of Directors, WRL Management will be responsible for providing investment management and supervision services to each Portfolio in accordance with such Portfolio's investment objective and policies. It is important to note that the newly-formed WRL Management will possess the same level of expertise in investment management and supervision that is associated with Western Reserve, but will also benefit from a focus concentrated solely on the provision of advisory services. It is anticipated that the "relocation" of investment management and supervision resources from Western Reserve to WRL Management, and the accompanying contemplated change in investment adviser to the Fund, will have no negative impact on the Portfolios or on Policyowners. Personnel of Western Reserve that perform investment management and supervision services for the Portfolios pursuant to the Current Advisory Agreement will continue to do so under the Proposed Advisory Agreement. No change in the level, quality, or quantity of such services to be performed is contemplated.

         The investment advisory fees to be paid by each of the Portfolios under the Proposed Advisory Agreement are the same as those paid by each of the Portfolios under its Current Advisory Agreement. Because, however, under the terms of the Proposed Advisory Agreement, neither Western Reserve nor WRL Management will perform administrative and transfer agency services for the Fund, the Proposed Advisory Agreement, if approved, will result in an indirect increase in advisory fees. It is anticipated that, upon consummation of the Restructuring, administrative and transfer agency services will be performed for the Fund by WRL Services pursuant to the Administrative Agreement, to be effective on January 1, 1997; under the Administrative Agreement, each Portfolio of the Fund will reimburse WRL Services for the cost of such services on a monthly basis. Under the terms of the Current Advisory Agreement, Western Reserve (the current adviser) performs CERTAIN administrative services for the Fund AT WESTERN RESERVE'S EXPENSE. Following the Restructuring, WRL Services will perform ALL administrative and transfer agency services for the Fund AT THE FUND'S EXPENSE. Western Reserve, WRL Management, and WRL Services each believe that the Restructuring will, over time, result in an improved quality of both investment management and supervision and administrative and transfer agency services being provided to the Fund (see below).

         Consummation of the Restructuring will result in an "assignment" (as defined in the 1940 Act) of each Current Advisory Agreement between the Fund, on behalf of a Portfolio or Portfolios, and Western Reserve. As required by the 1940 Act, each Current Advisory Agreement provides for its automatic termination in the event of an assignment.

         In anticipation of the Restructuring, and in order for WRL Management to serve as investment adviser to each Portfolio after consummation of the Restructuring without interruption of advisory services, the Proposed Advisory Agreement between the Fund, on behalf of each of the Portfolios, and WRL Management must be approved (i) by a majority of Disinterested Directors and
(ii) by the holders of a majority of the outstanding voting securities of each Portfolio.

THE PROPOSED ADVISORY AGREEMENT

         The Board approved the Proposed Advisory Agreement between the Fund, on behalf of each of the Portfolios, and WRL Management, which is attached hereto as Exhibit B, at a special meeting of the Board held on October 3, 1996. The Proposed Advisory Agreement as it relates to a Portfolio will take effect for such Portfolio upon the later to occur of (i) the consummation of the Restructuring, or (ii) the approval of the Proposed Advisory Agreement by vote of a majority of outstanding voting securities of such Portfolio.

         The form of the Proposed Advisory Agreement is the same in all material respects as each of the Current Advisory Agreements, except for (i) the dates of execution and termination; (ii) the name of the investment adviser; and (iii) provisions relating to administrative and transfer agency services. In particular, provisions relating to administrative and transfer agency services, which are reflected in the Current Advisory Agreements, are NOT contained in the Proposed Advisory Agreement, but are addressed in the Administrative Agreement, which is attached hereto as Exhibit C. (The description of the Current Advisory Agreements and the Proposed Advisory Agreement set forth herein is qualified by reference to Exhibits A, B, and C.)

         The investment advisory fee as a percentage of net assets payable by each Portfolio to the Portfolio's investment adviser would remain the same under each Proposed Advisory Agreement as under the Current Advisory Agreements. (Thus, if the investment advisory fee under each Proposed Advisory Agreement had been in effect for each Portfolio's most recently completed fiscal year, advisory fees paid to the respective Adviser by each Portfolio would have been identical to those paid under the Current Advisory Agreements.) However, WRL Management will not provide any administrative services under the Proposed Advisory Agreement. Thus, the Proposed Advisory Agreement results in an indirect increase in the advisory fee paid by each Portfolio of the Fund. In addition, after the Restructuring, each Portfolio will pay for all administrative and transfer agency services provided by WRL Services pursuant to the Administrative Agreement.

         In evaluating the Proposed Advisory Agreement, the Board took into account that, except for the dates of execution and termination, the name of the investment adviser, and the removal of administrative services from Western Reserve to WRL Services, resulting in an increase in adminstrative expenses, there are no material differences between the terms and conditions of each Portfolio's Current Advisory Agreement and its Proposed Advisory Agreement, including the terms relating to the advisory services to be provided thereunder by the Adviser and the fees and expenses payable by the Portfolios.

         The Board also considered the terms of the Restructuring and the ability of the new, wholly-owned advisory entity to provide investment management and supervision services to the Portfolios. (WRL Management does not presently act as investment adviser or sub-adviser to any other investment companies.) The Board considered the skills and capabilities of WRL Management and the representations of Western Reserve that no material change in the current management or facilities provided to shareholders would result from a reorganization of advisory functions into Western Reserve's new wholly-owned subsidiary. In this regard, representatives of Western Reserve met with the Board at the Meeting, at which time such representatives described the resources available to WRL Management, after consummation of the Restructuring, to secure for each Portfolio quality investment research, investment advice and sub-adviser supervision. The Board also considered the fact that members of senior management of Western Reserve would perform services for WRL Management. The Board views certain employment incentives provided to such members of senior management, and the retention of other key employees of Western Reserve as key personnel of WRL Management, to be important factors helping to assure continuity of the personnel primarily responsible for maintaining the quality of investment and supervision services for the Portfolios. Accordingly, under the Proposed Advisory Agreement, each Portfolio would receive the same investment management and supervision services, provided in the same manner, as it receives under a Current Advisory Agreement. With respect to the fact that compensation to be paid under the Proposed Advisory Agreement with respect to each Portfolio will be the same as under the Current Advisory Agreements, notwithstanding the fact that WRL Management will not provide any administrative services to the Fund, the Directors considered (i) the recent growth in the number of Portfolios of the Fund, and the corresponding increase in investment supervision responsibilities of the Fund's adviser (I.E., monitoring an increased number of sub-advisers); and (ii) the corresponding increase in cost to the adviser of performing such supervision.

         The Board also considered pro forma expense information for the Fund (post-Restructuring) provided by Western Reserve, as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                           MANAGEMENT               12B-1 SERVICE AND           OTHER EXPENSES              TOTAL PORTFOLIO
PORTFOLIO                    FEES        +          DISTRIBUTION FEES   +    (AFTER REIMBURSEMENT)   =      ANNUAL EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
                    FOR YEAR       AFTER        FOR YEAR       AFTER        FOR YEAR       AFTER       FOR YEAR       AFTER
                     ENDED      RESTRUCTURING   ENDED      RESTRUCTURING   ENDED      RESTRUCTURING  ENDED      RESTRUCTURING
                    12/31/95    (PRO FORMA)     12/31/95    (PRO FORMA)     12/31/95    (PRO FORMA)*   12/31/95    (PRO FORMA)
-----------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE           0.80%         0.80%          -0-        .03% - .15%      0.12%      .15% - .27%       .92%      .98% - 1.22%
GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH
                     0.80%         0.80%          -0-        .03% - .15%      0.11%      .14% - .26%       .91%      .97% - 1.21%
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH               0.80%         0.80%          -0-        .03% - .15%      0.06%      .09% - .21%       .86%      .92% - 1.16%

-----------------------------------------------------------------------------------------------------------------------------------
GLOBAL               0.80%         0.80%          -0-        .03% - .15%      0.19%      .22% - .34%       .99%     1.05% - 1.29%

-----------------------------------------------------------------------------------------------------------------------------------
BALANCED             0.80%         0.80%          -0-        .03% - .15%      0.17%      .20% - .32%       .97%     1.03% - 1.27%

-----------------------------------------------------------------------------------------------------------------------------------
BOND                 0.50%         0.50%          -0-        .03% - .15%      0.11%      .14% - .26%       .61%      .67% -  .91%

-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TO-            0.60%         0.60%          -0-        .03% - .15%      0.18%      .21% - .33%       .78%      .84% - 1.08%
INTERMEDIATE
GOVERNMENT

-----------------------------------------------------------------------------------------------------------------------------------
EQUITY-INCOME        0.80%         0.80%          -0-        .03% - .15%      0.07%      .10% - .32%       .87%      .93% - 1.17%

-----------------------------------------------------------------------------------------------------------------------------------
* Includes adminstrative fees.

                                       9


-----------------------------------------------------------------------------------------------------------------------------------
UTILITY              0.75%         0.75%          -0-        .03% -.15%      0.25%      .28% - .40%     1.00%        1.06% - 1.30%

-----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET         0.40%         0.40%          -0-        .03% -.15%      0.06%      .09% - .25%      .56%         .52% -  .76%

-----------------------------------------------------------------------------------------------------------------------------------
TACTICAL ASSET       0.80%         0.80%          -0-        .03% -.15%      0.13%      .16% - .28%      .93%         .99% - 1.23%
ALLOCATION
-----------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY         0.80%         0.80%          -0-        .03% -.15%      0.20%      .23% - .35%     1.00%        1.06% - 1.30%

-----------------------------------------------------------------------------------------------------------------------------------
C.A.S.E. GROWTH      0.80%         0.80%          -0-        .03% -.15%      0.20%      .23% - .35%     1.00%        1.06% - 1.30%

-----------------------------------------------------------------------------------------------------------------------------------
C.A.S.E.             0.80%         0.80%          -0-        .03% -.15%      0.70%      .73% - .85%     1.50%        1.56% - 1.80%
QUALITY GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
C.A.S.E. GROWTH      0.80%         0.80%          -0-        .03% -.15%      0.70%      .73% - .85%     1.50%        1.56% - 1.80%
& INCOME
-----------------------------------------------------------------------------------------------------------------------------------
MERIDIAN/
INVESCO              1.10%         1.10%          -0-        .03% -.15%      0.20%      .23% - .35%     1.30%        1.36% - 1.60%
GLOBAL SECTOR
-----------------------------------------------------------------------------------------------------------------------------------
MERIDIAN/
INVESCO              1.10%         1.10%          -0-        .03% -.15%      0.20%      .23% - .35%     1.30%        1.36% - 1.60%
US SECTOR
-----------------------------------------------------------------------------------------------------------------------------------
MERIDIAN/
INVESCO              1.10%         1.10%          -0-        .03% -.15%      0.20%      .23% - .35%     1.30%        1.36% - 1.60%
FOREIGN SECTOR
-----------------------------------------------------------------------------------------------------------------------------------
               The above table does not reflect charges and expenses incurred at the Account level.


         Based upon its review, the Board concluded that the Proposed Advisory Agreement is in the best interest of the Portfolios and their shareholders. Accordingly, after consideration of the above factors, and such other factors and information that the Directors deemed relevant, the Directors, including the Disinterested Directors, unanimously approved the Proposed Advisory Agreement and voted to recommend its approval to the shareholders of the Portfolios.

         In the event that shareholders of a Portfolio do not approve the Proposed Advisory Agreement with respect to such Portfolio, the Restructuring would not be consummated, and Western Reserve would continue to serve as investment adviser for all of the Portfolios pursuant to the terms of the Current Advisory Agreements.

SHAREHOLDER APPROVAL

         To become effective with respect to a Portfolio, the Proposed Advisory Agreement must be approved by a majority of the outstanding voting securities of such Portfolio. The Proposed Advisory Agreement was unanimously approved by the Board after consideration of all factors wich they determined to be relevant to their deliberations, including those discussed above. The Board also unanimously determined to submit the Proposed Advisory Agreement for consideration by the shareholders of each Portfolio of the Fund.

  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE BY SHAREHOLDERS OF EACH
          PORTFOLIO "FOR APPROVAL" OF THE PROPOSED ADVISORY AGREEMENT.

-------------------------------------------------------------------------------
         PROPOSAL 2: APPROVAL OF PROPOSED SUB-ADVISORY AGREEMENT(S) FOR
                                 EACH PORTFOLIO
-------------------------------------------------------------------------------

         Consummation of the Restructuring described above will constitute an "assignment" (as defined in the 1940 Act) of each of the Current Sub-Advisory Agreements, listed on attached Schedule C. As required by the 1940 Act, each Current Sub-Advisory Agreement provides for its automatic termination in the event of an assignment.

         In anticipation of the Restructuring and in order for each current sub-adviser to continue to serve as sub-adviser to a Portfolio of the Fund upon consummation of the Restructuring, a new sub-advisory agreement (a Proposed Sub-Advisory Agreement) between WRL Management and each current sub-adviser(s) to such Portfolio must be approved (i) by the Directors of the Fund, including a majority of the Disinterested Directors; and (ii) by the holders of a majority of the outstanding voting securities of such Portfolio. The current sub-adviser(s) for each Portfolio of the Fund, which will each continue to serve as sub-adviser(s) pursuant to a Proposed Sub-Advisory Agreement, are reflected on attached Schedule C. The Board approved the Proposed Sub-Advisory Agreements between WRL Management and each sub-adviser at a special meeting of the Board held on October 3, 1996. A Proposed Sub-Advisory Agreement for a Portfolio will take effect upon the later to occur of (i) the consummation of the Restructuring, or (ii) the approval of the Proposed Sub-Advisory Agreement by vote of a majority of outstanding voting securities of such Portfolio.

CURRENT SUB-ADVISORY AGREEMENTS

         Pursuant to each Current Sub-Advisory Agreement, each of which is dated as reflected on attached Schedule C, the Fund's current investment adviser, Western Reserve, contracts with the relevant sub-adviser for sub-advisory services. The Current Sub-Advisory Agreement for each Portfolio was initially approved by the Fund's Directors on the date that is reflected on attached Schedule C, and was most recently approved by the Fund's Directors at a meeting held for such purpose by the Board of Directors, including a majority of the Disinterested Directors of the Fund, on the date that is reflected on attached Schedule C. Each Current Sub-Advisory Agreement was last approved by shareholders of the relevant Portfolio on the date that is reflected on attached Schedule C.

         Pursuant to each Current Sub-Advisory Agreement, the relevant sub-adviser provides investment advisory assistance and portfolio management advice to Western Reserve for the relevant Portfolio. Subject to review and supervision by Western Reserve and the Board, the sub-adviser is responsible for actual management of the Portfolio and for making decisions to buy, sell or hold particular securities, and a sub-adviser places orders to buy or sell securities on behalf of the relevant Portfolio. A sub-adviser bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. The sub-adviser is also responsible for selecting the broker-dealers who execute the portfolio transactions for the Portfolio.

         For its services, each sub-adviser receives monthly compensation from Western Reserve as reflected on attached Schedule C. During the fiscal year ended December 31, 1995, Western Reserve paid each sub-adviser the fees reflected on attached Schedule C for each sub-adviser's services under the relevant Current Sub-Advisory Agreement.

         Under its terms, each Current Sub-Advisory Agreement will continue in effect until the date reflected on attached Schedule C, and from year to year thereafter, so long as such continuance is specifically approved at least annually by the vote of a majority of the Disinterested Directors of the Fund, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Directors of the Fund or the affirmative vote of a majority of the outstanding voting securities of the Portfolio. Each Current Sub-Advisory Agreement may be terminated with respect to a Portfolio at any time, without penalty, by the sub-adviser, the Directors of the Fund or by shareholders of the Portfolio acting by vote of at least a majority of its outstanding voting securities, on 60 days' written notice to the sub-adviser, or by the sub-adviser if it gives 60 days' written notice to Western Reserve and the Fund. In addition, each Current Sub-Advisory Agreement for a Portfolio terminates automatically upon its assignment, and upon termination of the Current Advisory Agreement for such Portfolio. Each Current Sub-Advisory Agreement may be amended with respect to a Portfolio only with the approval by the affirmative vote of a majority of the outstanding voting securities of the Portfolio and the approval by the vote of a majority of the Disinterested Directors of the Fund, cast in person at a meeting called for the purpose of voting on the approval of such amendment.

         The current sub-advisers' principal executive officer and directors, together with their principal occupations, are listed on attached Schedule C. Schedule C also includes information regarding the size of each investment company (or series thereof) that is managed by the sub-adviser and which has an investment objective similar to that of the Portfolio sub-advised by each sub-adviser, if any, and the advisory fee rate paid by such investment company.


PROPOSED SUB-ADVISORY AGREEMENTS AND RECOMMENDATION OF THE BOARD OF DIRECTORS

         Each Proposed Sub-Advisory Agreement is substantially similar to the Current Sub-Advisory Agreement, except for (i) the name of the investment adviser specified (previously, Western Reserve; in the Proposed Sub-Advisory Agreements, WRL Management); (ii) the dates of execution and termination; and
(iii) certain additional changes, as described in more detail below. The effective date of each Proposed Sub-Advisory Agreement will be the later of (i) the consummation of the Restructuring; or (ii) the approval of the Proposed Sub-Advisory Agreement by vote of a majority of the outstanding voting securities of the Portfolio. The Proposed Sub-Advisory Agreements do not contemplate any changes in the nature of services provided by the sub-adviser, or any changes in the compensation to be paid by the investment adviser of the Portfolios to the sub-adviser pursuant to each Proposed Sub-Advisory Agreement, until such time as that Proposed Sub-Advisory Agreement is amended or terminated in accordance with its terms. The description of the Proposed Sub-Advisory Agreements set forth herein is qualified by reference to Exhibit D. Exhibit D consists of the Form of the Proposed Sub-Advisory Agreement, as well as annotations describing certain variations from the Form of Proposed Sub-Advisory Agreement that will be reflected in some, but not all, of the Proposed Sub-Advisory Agreements.

         In addition to the change in the name of the investment adviser and in the dates of execution and termination, the form of each Proposed Sub-Advisory Agreement differs from the Current Sub-Advisory Agreement in the following ways:

\Bullet\ The Proposed Sub-Advisory Agreement expands the description of investment sub-advisory services to be provided to require the sub-adviser, in the performance of its duties and responsibilities, to:
         (1) comply with the investment objectives, policies, and restrictions of the Portfolio; and (2) consider information relating to the economy, industries, businesses, securities markets, and securities as necessary. In addition, the Proposed Sub-Advisory Agreement requires the sub-adviser to formulate and implement a continuing program for the management of the assets and resources of the Portfolio. (See Section 2.A of the Proposed Sub-Advisory Agreement.)

\Bullet\ Under the Proposed Sub-Advisory Agreement, the sub-adviser has the explicit authority (which it has implicitly under the Current Sub-Advisory Agreement) to trade in securities, by itself or through brokers, dealers, underwriters, or issuers, in its own discretion and without prior consultation with the Investment Adviser or the Portfolio. The Current Sub-Advisory Agreement does not explicitly grant such broad discretionary powers. (See Section 2.A(1) and (2) of the Proposed Sub-Advisory Agreement.)

\Bullet\ Under the Proposed Sub-Advisory Agreement, the sub-adviser provides information, advice, and reports directly to the Fund, instead of to the Investment Adviser as required by the Current Sub-Advisory Agreement. (See Section 2.B of the Proposed Sub-Advisory Agreement.) Accordingly, the Proposed Sub-Advisory Agreement does not include the provision of the Current Sub-Advisory Agreement which states that the Investment Adviser determines the extent to which to pass on advisory information to the Fund unless the Investment Adviser directs the sub-adviser to provide such information to the Fund directly.

\Bullet\ The Proposed Sub-Advisory Agreement requires additional duties and responsibilities of the Investment Adviser, which include furnishing the sub-adviser with corporate documents of the Fund, registration statements of the Fund, prospectuses of the Portfolio, all amendments thereto, and materials intended for distribution to shareholders of the Portfolio or the public. (See Sections 4.B(1)-(6) and 4.C of the Proposed Sub-Advisory Agreement.) The Proposed Sub-Advisory Agreement no longer expressly requires the Investment Adviser to keep the sub-adviser informed of the composition of the Portfolio's investment securities and assets and liabilities.

\Bullet\ The Proposed Sub-Advisory Agreement adds a section not present in the Current Sub-Advisory Agreement that governs the use of broker-dealers by the sub-adviser for the purchase and sale of securities for the Portfolio. (See Section 5.A., B., and C. of the Proposed Sub-Advisory Agreement.)

\Bullet\ The Proposed Sub-Advisory Agreement, unlike the Current Sub-Advisory
         Agreement, allows the Agreement to be terminated by the Investment Adviser if the sub-adviser becomes unable to discharge its duties and obligations. (See Section 12 of the Proposed Sub-Advisory Agreement.)

\Bullet\ The Proposed Sub-Advisory Agreement extends the representations of the sub-adviser and adds certain provisions that do not have a counterpart in the Current Sub-Advisory Agreement, to address such topics as ownership of records, reports, services to other clients, governing law, captions, interpretations, and definitions.

         Prior to and at a meeting of the Board of Directors of the Fund on October 3, 1996, the Directors of the Fund, including the Disinterested Directors, reviewed information regarding the Restructuring and the Proposed Sub-Advisory Agreements.

         In evaluating each Proposed Sub-Advisory Agreement, the Board took into account that each Portfolio's Proposed Sub-Advisory Agreement, including the terms relating to the services to be provided thereunder by the sub-adviser and the fees payable by WRL Management to the sub-adviser(s) of each Portfolio, is substantially similar to the Current Sub-Advisory Agreement, except for the differences noted above, and the dates of execution, termination, and the change in identity of investment adviser from Western Reserve to WRL Management.

         After consideration of the above factors, and such other factors and information that the Directors deemed relevant, the Directors, including the Disinterested Directors, unanimously approved the Proposed Sub-Advisory Agreements and voted to recommend their approval to the shareholders of the relevant Portfolios.

         In the event that shareholders of a Portfolio do not approve a Proposed Sub-Advisory Agreement with respect to such Portfolio, the Restructuring will not be consummated and each sub-adviser will continue to serve as sub-adviser of the appropriate Portfolio pursuant to the terms of a Current Sub-Advisory Agreement.

         If approved by the shareholders of a Portfolio, a Proposed Sub-Advisory Agreement with respect to such Portfolio will become effective on the later to occur of (a) the consummation of the Restructuring; or (b) approval of the Proposed Sub-Advisory Agreement by a majority of the outstanding voting securities of such Portfolio. If approved, the Proposed Sub-Advisory Agreements will continue in effect for an initial period of two years and for successive one year periods thereafter, provided such continuance is approved at least annually in the same manner as described above with respect to the Current Sub-Advisory Agreement.

SHAREHOLDER APPROVAL

         To become effective, a Proposed Sub-Advisory Agreement must be approved by a majority of the outstanding voting securities of the Portfolio to which it relates. Each Proposed Sub-Advisory Agreement was unanimously approved by the Directors, including the Disinterested Directors, after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board also unanimously determined to submit each of the Proposed Sub-Advisory Agreements for consideration by the shareholders of each Portfolio of the Fund.

 THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR APPROVAL" OF EACH OF
                     THE PROPOSED SUB-ADVISORY AGREEMENTS.

-------------------------------------------------------------------------------
         PROPOSAL 3: APPROVAL OF A DISTRIBUTION PLAN FOR EACH PORTFOLIO
-------------------------------------------------------------------------------

         On October 3, 1996 the Directors, including the Disinterested Directors, approved the Distribution Plan pursuant to Rule 12b-1 and related Distribution Agreement (attached as Exhibits E and F, respectively). If the Distribution Plan is approved by shareholders of all Portfolios as described below, the Distribution Plan and the Distribution Agreement will be effective with respect to all Portfolios as of January 1, 1997. Under the Distribution Plan, ISI, whose principal office is located at 201 Highland Avenue, Largo, Florida 33770, will perform distribution-related services for the Fund pursuant to the Distribution Plan and related Distribution Agreement.

         Under the Distribution Plan, the Fund, on behalf of the Portfolios, may reimburse ISI after each calendar month for certain Fund distribution expenses incurred or paid by ISI, provided that such remittances in the aggregate do not exceed AN ANNUAL RATE of 0.15%, on an annual basis, of the average daily net asset value of shares of each Portfolio. Distribution expenses for which ISI may be reimbursed include, but are not limited to, expenses of printing and distributing the Fund's prospectus and statement of additional information to potential investors; developing and preparing Fund advertisements, sales literature and other promotional materials; holding seminars and sales meetings designed to promote the distribution of Fund shares; the development of consumer-oriented sales materials describing and/or relating to the Fund; and expenses attributable to "distribution-related services" provided to the Fund. "Distribution-related services" include, but are not limited to: salaries and benefits; office expenses; equipment expenses (I.E., computers, software, office equipment, etc.); training costs; travel costs; printing costs; supply expenses; computer programming time; and data center expenses, each as they relate to the promotion of the sale of Fund shares.

         ISI will be required to submit to the Directors annual distribution expense budgets FOR APPROVAL and quarterly reports of distribution expenses, with respect to each Portfolio. ISI will allocate to each Portfolio distribution expenses specifically attributable to the distribution of shares of such Portfolio; distribution expenses not specifically attributable to the distribution of shares of a particular Portfolio will be allocated among the Portfolios, based upon the ratio of the net asset value of each Portfolio to the net asset value of all Portfolios, or such other factors as ISI deems fair and are approved by the Directors.

FACTORS CONSIDERED BY THE DIRECTORS

         In determining whether to approve the Distribution Plan and the Distribution Agreement, the Directors considered the possible advantages afforded Policyowners from adopting the Distribution Plan and Distribution Agreement. The Directors were informed by representatives of ISI that reimbursements of distribution-related expenses by the Fund under the Distribution Plan would provide incentives to ISI to establish and maintain an enhanced distribution system whereby new investors will be attracted to the Portfolios. The Directors believe that improvements in distribution services should result in increased sales of shares in the Portfolios. In turn, increased sales are expected to lead to an increase in the Portfolios' net asset levels, which would enable the Portfolios to achieve economies of scale and lower their per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the Portfolios, for net inflows of cash from new sales may enable the Fund's investment adviser and sub-advisers to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests. In addition, it is anticipated that in the future, and subject to the Fund's obtaining any necessary regulatory approvals, ISI may undertake efforts to make Portfolios of the Fund available as investment options under variable annuity contracts, variable life insurance policies, and/or qualified retirement plans issued or sponsored by insurance companies or plan sponsors affiliated or unaffiliated with Western Reserve. The Board took into account that these marketing efforts could lead to further increases in Fund assets, and attendant economies of scale and reductions in overall operating expenses, as described above.

         The Directors also considered that Policyowners would indirectly pay increased expenses under the Distribution Plan, namely, Fund distribution-related expenses in amounts not to exceed 0.15% of each Portfolio's average daily net assets on an annual basis. However, the Directors determined that it was reasonably likely that this increase in Portfolio expenses under the Distribution Plan would in the long term be offset by a reduction in expenses resulting from economies of scale achieved at higher asset levels. The Board also recognized that because advisory fees would increase if Portfolio assets under management increase, the Fund's investment adviser and sub-advisers would receive increased compensation if the assets of the Portfolios increase as a result of increased sales of shares. The Directors also considered other alternative plans for increasing sales of Fund shares. After discussion of the possible benefits and costs associated with the Distribution Plan, the Directors determined to vote in favor of its adoption.

         Among the requirements of Rule 12b-1 applicable to the Distribution Plan and the Distribution Agreement are the following: (i) the Distribution Plan must be approved by a vote of at least a majority of the outstanding voting securities of each Portfolio; (ii) the Distribution Plan and the Distribution Agreement must be approved by a vote of the Directors of the Fund, and of a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such Distribution Plan and such Distribution Agreement;
(iii) each of the Distribution Plan and the Distribution Agreement must provide, in substance (a) that it shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually in the manner described in (ii) above, (b) that any person authorized to direct the disposition of monies paid or payable by the Fund under the Distribution Plan or the Distribution Agreement shall provide to the Fund's Directors for review, at least quarterly, a written report of the amounts so expended and the purpose for which such expenditures were made, (c) that the Distribution Plan may be terminated at any time by vote of a majority of the Disinterested Directors and (d) that the Distribution Agreement may be terminated without penalty at any time by vote of a majority of Disinterested Directors or by vote of a majority of the outstanding voting securities of such Portfolio on not more than 60 days' written notice and, in any event, the Distribution Agreement will terminate in the event of its assignment; (iv) the Distribution Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material Distribution Plan amendments must be approved by the Disinterested Directors' vote; (v) the selection and nomination of the Fund's Disinterested Directors must be committed to such Disinterested Directors;

and (vi) in implementing or continuing the Distribution Plan, the Fund's Directors who vote to approve such implementation or continuation must conclude that there is a reasonable likelihood that the Distribution Plan will benefit each Portfolio and its shareholders.

         Based upon information supplied by Western Reserve and ISI, and based upon Western Reserve's opinion that the Distribution Plan will benefit the Portfolios by providing an incentive for ISI to promote the Portfolios to prospective investors, the Directors, including the Disinterested Directors, approved the Distribution Plan and the Distribution Agreement. While the Directors have concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Distribution Plan will benefit Portfolios and their shareholders, and in turn, Policyowners, there can be no assurance that the anticipated benefits will be realized.

SHAREHOLDER APPROVAL

         As discussed above, approval of this proposal with respect to a Portfolio requires the affirmative vote of a majority of the outstanding voting securities of such Portfolio.

         In the event that the Distribution Plan is not so approved by any one of the Portfolios, the Distribution Plan will not be implemented with respect to the Fund. In such case, the Directors will consider what course of action should be taken. While the Directors have made no determination with respect to this contingency, one possibility might be a resolicitation of the non-approving Portfolios' shareholders for approval of the Distribution Plan in the form presented to this Meeting.

  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE BY SHAREHOLDERS OF EACH
               PORTFOLIO "FOR APPROVAL" OF THE DISTRIBUTION PLAN.
-------------------------------------------------------------------------------
                 PROPOSAL 4: RE-ELECTION OF THE FUND'S DIRECTORS
-------------------------------------------------------------------------------

         The Fund is not required to hold annual meetings of shareholders for the election of Directors. Shareholders are asked to consider the re-election of the Fund's five Directors at the Meeting pursuant to the Fund's Bylaws, which permit the election of Directors at any meeting required to be held.

         At a meeting held on October 3, 1996, the Board of Directors unanimously nominated for re-election Peter R. Brown, Charles C. Harris, Russell
A. Kimball, Jr., John R. Kenney, and G. John Hurley, the incumbent Directors. The chart below indicates the initial year of election of each incumbent Director.

         The Directors are to be re-elected at the Meeting to serve until reaching their respective designated retirement ages or until their successors are duly elected and qualified. Following the Meeting, the Fund does not contemplate holding regular meetings of shareholders to elect Directors or otherwise. Each of the nominees named below has agreed to continue to serve as a Director if re-elected. However, should any nominee become unable or unwilling to accept nomination or re-election, the proxies will be voted for one or more substitute nominees designated by the Board or Directors.

         The following sets forth the names, ages, principal occupations and other information respecting the nominees:

----------------------------------------------------------- ------------------------------------------
  NAME, AGE AND INITIAL ELECTION YEAR       PRINCIPAL OCCUPATIONS OR EMPLOYMENT
                                                   IN THE PAST 5 YEARS
------------------------------------------------------------------------------------------------------
Peter R. Brown                              Chairman of the Board, Peter Brown Construction
1475 South Belcher Road                     Company, Largo, Florida (1963 - Present); Trustee of
Largo, Florida 33771                        IDEX Fund, IDEX II Series Fund and IDEX Fund 3; Rear
Age: 68                                     Admiral (Ret.) U.S. Navy Reserve, Civil Engineer Corps.
Initial Election Year: 1986
------------------------------------------------------------------------------------------------------


                                       16

------------------------------------------------------------------------------------------------------
NAME, AGE AND INITIAL ELECTION YEAR         PRINCIPAL OCCUPATIONS OR EMPLOYMENT
                                                     IN THE PAST 5 YEARS
------------------------------------------------------------------------------------------------------
Charles C. Harris
35 Winston Drive,                           Retired (1988 - Present); Senior Vice-President,
Clearwater, Florida 34616                   Treasurer, Western Reserve Life Assurance Co. of Ohio
Age: 66                                     (1966 - 1988); Vice President, Treasurer (1968 -
Initial Election Year: 1986                 1988), Director (1968 - 1987), Pioneer Western
                                            Corporation; Vice President of WRL Series Fund, Inc.
                                            (1986 - December, 1990).
------------------------------------------------------------------------------------------------------
Russell A. Kimball, Jr.                     General Manager, Sheraton Sand Key Resort, Clearwater,
1160 Gulf Boulevard                         Florida (1975 - present).
Clearwater Beach, Florida 34630
Age: 52
Initial Election Year: 1986
------------------------------------------------------------------------------------------------------
John R. Kenney,** Chairman of the Board      Chairman of the Board of Directors (1987 - present),
  of Directors and President                 Chief Executive Officer (1982 - present), President
Western Reserve Life Assurance Co. of Ohio   (1978 - 1987 and December, 1992 -present), Director
P.O. Box 5068                                (1978 - present), Western Reserve Life Assurance Co.
Clearwater, FL  34618-5068                   of Ohio; Chairman of the Board of Directors
Age: 58                                      (September, 1996 - present), WRL Investment Management,;
Initial Election Year: 1986                  Inc. Chairman of the Board of Directors (September, 1996
                                             - present), WRL Investment Services, Inc.; Chairman of
                                             the Board of Directors and Chief Executive Officer
                                             (1988 - February, 1991), President(1988 - 1989), Director
                                             (1976 - February, 1991), Executive Vice President
                                             (1972 -1988), Pioneer Western Corporation (financial
                                             services), Largo, Florida; President and Director
                                             (1985 - September, 1990) and Director (December,
                                             1990 - present), Idex Management,Inc. (investment
                                             adviser), Largo, Florida; Trustee (1987 - present),
                                             Chairman (December, 1989 -September,1990 and November,
                                             1990 - present) and President and Chief Executive Officer
                                             (November , 1986 - September, 1990), IDEX Fund, IDEX II
                                             Series Fund and IDEX Fund 3 (investment companies) all of
                                             Largo, Florida.
------------------------------------------------------------------------------------------------------


                                       17


------------------------------------------------------------------------------------------------------
NAME, AGE AND INITIAL ELECTION YEAR            PRINCIPAL OCCUPATIONS OR EMPLOYMENT IN THE
                                                              PAST 5 YEARS
------------------------------------------------------------------------------------------------------
G. John Hurley,** Director and Executive       Executive Vice President (June, 1993 - present), Chief
  Vice President                               Operating Officer (March, 1994 - present) Western
Western Reserve Life Assurance Co. of Ohio     Reserve Life Assurance Co. of Ohio; Director
P.O. Box 5068                                  (September, 1996 - present), WRL  Investment Management,
Clearwater, Florida 34618-5068                 Inc.; Director (September, 1996 - present, WRL
Age: 48                                        Investment Services, Inc., WRL Investment Services,
Initial Election Year: 1994                    Inc.;  President and Chief Executive Officer
                                               (September, 1990 - present), Trustee (June, 1990
                                               present) and Executive Vice President (June, 1988
                                               September, 1990) of IDEX Fund, IDEX II Series Fund
                                               and IDEX Fund 3; President, Chief Executive Officer
                                               and Director of InterSecurities, Inc. (May, 1988
                                               present); Assistant Vice President of AEGON USA
                                               Managed Portfolios, Inc. (September, 1991 -
                                               August, 1992); Vice President of Pioneer Western
                                               Corporation(May 1988 - February, 1991).
------------------------------------------------------------------------------------------------------

         ** SUCH DIRECTOR IS AN "INTERESTED PERSON" OF THE FUND AS DEFINED IN THE 1940 ACT AND AN AFFILIATED PERSON OF WESTERN RESERVE AND ISI AND DID NOT RECEIVE COMPENSATION DIRECTLY FROM THE FUND. SUCH DIRECTOR WILL ALSO BE AN AFFILIATED PERSON OF WRL MANAGEMENT. NO DIRECTOR OF THE FUND IS AFFILIATED WITH ANY OF THE SUB-ADVISERS WITH THE EXCEPTION OF THE ABOVE-NAMED INTERESTED DIRECTORS, WHO ARE EACH AFFILIATED WITH AEGON USA INVESTMENT MANAGEMENT, INC.

         During the year ended December 31, 1995, the Board of Directors of the Fund met five times. Each of the incumbent Directors attended more than 75% of the aggregate number of such Board meetings. During the year ended December 31, 1995, the Board's only standing committee, the Audit Committee, which consists of Messrs. Brown, Harris and Kimball, met two times. Each of the incumbent Directors serving on the Audit Committee attended more than 75% of the aggregate number of Audit Committee meetings.

         The functions performed by the Audit Committee include the recommendation of the independent public accountants for the Fund to be selected by the Board, the review of the scope and results of audit services, the review of the adequacy of internal accounting and financial controls, the review of material changes in accounting principles and practices and other matters when requested from time to time by the Board of Directors.

         The Fund pays an annual fee of $6,000 to each of its Disinterested
Directors: Peter R. Brown, Charles C. Harris, and Russell A. Kimball, Jr. Each Disinterested Director also receives $500, plus expenses, per each regular and each special Board Meeting attended. The Compensation Table, below, provides compensation amounts paid to the Disinterested Directors of the Fund for the fiscal year ended December 31, 1995. Compensation from the "Fund Complex" reflects compensation received by a Director of the Fund from the Fund together with IDEX Fund, IDEX II Series Fund and IDEX Fund 3.

                                  COMPENSATION TABLE

            ----------------------------------------------------------
                                                    TOTAL COMPENSATION
                                    AGGREGATE       FROM FUND AND FUND
            NAME OF               COMPENSATION       COMPLEX PAID TO
            PERSON, POSITION        FROM FUND           DIRECTORS
            ----------------      ------------      ------------------
            ----------------------------------------------------------
            Peter R. Brown,          $9,500            $32,500
            Director
            ----------------------------------------------------------
            Charles C. Harris,       $9,500            $32,500
            Director
            ----------------------------------------------------------
            Russell A.               $8,500             $8,500
            Kimball, Jr.,
            Director
            ----------------------------------------------------------

         Beginning on January 1, 1996, a non-qualified deferred compensation plan became available to the Disinterested Directors. Under the compensation plan, compensation may be deferred that would otherwise be payable by the Fund, and by certain other entities, including IDEX Fund, IDEX II Series Fund and IDEX Fund 3, for which the Disinterested Directors serve as directors or trustees. Compensation may be deferred on a current basis for services rendered as a director/trustee.

SHAREHOLDER APPROVAL

         The selection of each nominee requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Meeting in person or by proxy. Shareholders of all Portfolios will vote together as a single class on the election of nominees for the Fund.

  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR APPROVAL" OF THE RE-ELECTION OF THE FUND'S DIRECTORS.

-------------------------------------------------------------------------------
                PROPOSAL 5: RATIFICATION OF INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

         The Board, including a majority of the Disinterested Directors of the Fund, has selected the firm of Price Waterhouse LLP ("Price Waterhouse"), independent public accountants, to examine the financial statements of each Portfolio for the current fiscal year. Based on information in the possession of the Fund, and information furnished by Price Waterhouse, Price Waterhouse has no direct or indirect financial interest in the Fund. The appointment of Price Waterhouse is subject to ratification or rejection by the shareholders of the Fund.

         Representatives of Price Waterhouse LLP will be available to respond to questions from shareholders and will have the opportunity to make a statement if they so desire.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR APPROVAL" OF
         THE RATIFICATION OF THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS.
-------------------------------------------------------------------------------
OFFICERS
-------------------------------------------------------------------------------

         The following table sets forth certain information concerning the executive officers of the Fund, other than information concerning Messrs. Kenney and Hurley, which is set forth above. As shown more fully below, the executive officers of the Fund are also officers of Western Reserve. The officers of the Fund serve for one year or until their respective successors are chosen and qualified. The Fund pays no salaries or compensation to any of its officers, all of whom are employees of Western Reserve. Unless otherwise indicated, the address for each officer is Western Reserve Life Assurance Co. of Ohio, P.O. Box 5068, Clearwater, Florida 34618-5068.

----------------------------------------------------------- -------------------
         NAME OF OFFICER        PRINCIPAL OCCUPATIONS OR EMPLOYMENT IN THE
                                             PAST 5 YEARS
-------------------------------------------------------------------------------
Alan M. Yaeger,                 Executive Vice President (June, 1993 - Present),
Executive Vice President        Chief Financial Officer (December, 1995 -
Age: 50                         present), Senior Vice President (1981 - June,
                                1993) and Actuary (1972 present), Western
                                Reserve Life Assurance Co. of Ohio; Director
                                (September, 1996 - present), WRL Investment
                                Management, Inc.;  Director (September, 1996 -
                                present), WRL Investment Services, Inc.
-------------------------------------------------------------------------------
Rebecca A. Ferrell, Secretary,  Assistant Vice President and Counsel (June,
Vice President and Counsel      1995 - present), Attorney (August, 1993 -
Age: 35                         June, 1995), Western Reserve Life Assurance Co.
                                of Ohio; Secretary and Assistant Vice President
                                (March, 1994 - September, 1995), Secretary,
                                Vice President and Counsel (September, 1995
                                - present) of IDEX Fund; IDEX II Series Fund and
                                IDEX Fund 3; Attorney(September, 1992 - August,
                                1993) Hearne, Graziano, Nader & Buhr, P.A.;
                                Legal Writing Instructor (August, 1991 -
                                June, 1992), Florida State University College of
                                Law; Teaching Assistant, English (August, 1990 -
                                July, 1991), University of South Florida.
--------------------------------------------------------------------------------
Richard B. Franz, II,           Senior Vice President (1987 - present), Chief
Treasurer                       Financial Officer (1987 - December, 1995) and
Age: 46                         Treasurer (1988 - present), Western Reserve Life
                                Assurance Co. of Ohio; Senior Vice President and
                                Treasurer (1988 - February, 1991), Pioneer
                                Western Corporation (financial services), Largo,
                                Florida; Treasurer (1988 - September, 1990 and
                                November, 1990 present), IDEX Fund, IDEX II
                                Series Fund and IDEX Fund 3 investment
                                companies), all of Largo, Florida.

-------------------------------------------------------------------------------
 SHAREHOLDER PROPOSALS
-------------------------------------------------------------------------------

         As a general matter, the Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund, 201 Highland Avenue, Largo, Florida 33770.

-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

         A copy of the Fund's Annual Report and most recent Semi-Annual Report may be obtained without charge upon request by writing to the Fund at the address above first written, or by calling 1-800-851-9777.

-------------------------------------------------------------------------------
OTHER BUSINESS
-------------------------------------------------------------------------------

         Management knows of no business to be presented to the Meeting other than the matters set forth in this proxy statement, but should any other matter requiring vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                          By Order of the Board of Directors




                                          Thomas E. Pierpan, ASSISTANT SECRETARY

Largo, Florida
October 24, 1996


Schedule A -      Shares of the Portfolios
Schedule B -      Information re: Current Advisory Agreements
Schedule C -      Information re: Current Sub-Advisory Agreements

Exhibit A -       Form of Current Advisory Agreements
Exhibit B -       Proposed Advisory Agreement
Exhibit C -       Administrative Services and Transfer Agency Agreement
Exhibit D -       Form of Proposed Sub-Advisory Agreements
Exhibit E -       Proposed Distribution Plan
Exhibit F -       Distribution Agreement


                                   SCHEDULE A

                              WRL SERIES FUND, INC.

-------------------------------------------------------------------------------------------------------- -------------
                                        OUTSTANDING SHARES OWNED BY THE        AGGREGATE VOTES PER PORTFOLIO BASED ON
       PORTFOLIO                          ACCOUNTS AND WESTERN RESERVE            CASH VALUE OF THE PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------
Aggressive Growth Portfolio
----------------------------------------------------------------------------------------------------------------------
Balanced Portfolio
----------------------------------------------------------------------------------------------------------------------
Bond Portfolio
----------------------------------------------------------------------------------------------------------------------
C.A.S.E. Growth Portfolio
----------------------------------------------------------------------------------------------------------------------
C.A.S.E. Growth & Income Portfolio
----------------------------------------------------------------------------------------------------------------------
C.A.S.E. Quality Growth Portfolio
----------------------------------------------------------------------------------------------------------------------
Emerging Growth Portfolio
----------------------------------------------------------------------------------------------------------------------
Equity-Income Portfolio
----------------------------------------------------------------------------------------------------------------------
Global Portfolio
----------------------------------------------------------------------------------------------------------------------
Growth Portfolio
----------------------------------------------------------------------------------------------------------------------
Meridian/INVESCO Foreign Sector Portfolio
----------------------------------------------------------------------------------------------------------------------
Meridian/INVESCO Global Sector Portfolio
----------------------------------------------------------------------------------------------------------------------
Meridian/INVESCO US Sector Portfolio
----------------------------------------------------------------------------------------------------------------------
Money Market Portfolio
----------------------------------------------------------------------------------------------------------------------
Short-to-Intermediate Government Portfolio
----------------------------------------------------------------------------------------------------------------------
Tactical Asset Allocation Portfolio
----------------------------------------------------------------------------------------------------------------------
Utility Portfolio
----------------------------------------------------------------------------------------------------------------------
Value Equity Portfolio
----------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE B

                              WRL SERIES FUND, INC.

----------------------------------------------------------------------------------------------------------------- ----------------

                                                                                                  DATE MOST
                                                                                                  ---------
                                                                              DATE MOST           RECENTLY            DATE OF
                                                                              ---------           --------            -------
                                                    DATE OF INITIAL           RECENTLY           APPROVED BY         TERMINATION
                                                    ---------------           --------           -----------         -----------
                                DATE OF               APPROVAL BY            APPROVED BY         PORTFOLIO'S         UNLESS RE-
                                -------               -----------            -----------         -----------         ----------
      PORTFOLIO                AGREEMENT              FUND'S BOARD          FUND'S BOARD         SHAREHOLDERS         APPROVED
      ---------                ---------              ------------          ------------         ------------         --------
-----------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth       December 7, 1993         December 6, 1993        March 18, 1996       December 7, 1993    April 22, 1997
Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio      December 7, 1993         December 6, 1993        March 18, 1996       December 7, 1993    April 22, 1997
-----------------------------------------------------------------------------------------------------------------------------------
Bond Portfolio          February 26, 1991        July 14, 1986           March 18, 1996       July 15, 1986       April 22, 1997
-----------------------------------------------------------------------------------------------------------------------------------
C.A.S.E. Growth         February 6, 1995         February 6, 1995             N/A             February 7, 1995    April 22, 1997
Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
C.A.S.E. Growth &       February 6, 1995         February 6, 1995             N/A             February 7, 1995    April 22, 1997
Income Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
C.A.S.E. Quality        February 6, 1995         February 6, 1995             N/A             February 7, 1995    April 22, 1997
Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Growth         November 19, 1992        November 12, 1992       March 18, 1996       November 13, 1992   April 22, 1997
Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Equity-Income           November 19, 1992        November 12, 1992       March 18, 1996       November 13, 1992   April 22, 1997
Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Global Portfolio        July 13, 1992            March 18, 1992          March 18, 1996       March 19, 1992      April 22, 1997
-----------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio        February 26, 1991        July 14, 1986           March 18, 1996       July 15, 1986       April 22, 1997
-----------------------------------------------------------------------------------------------------------------------------------
Meridian/               April 30, 1996           December 4, 1995             N/A             December 5, 1995    April 22, 1998
INVESCO Foreign
Sector Portfolio
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                         AGGREGATE
                                         ---------
                                         ADVISORY
                                         --------
                                          FEE FOR          NET ASSETS
                                          -------          ----------
                                        YEAR ENDED           AS OF
                                        ----------           -----
                          ADVISORY       DECEMBER          SEPTEMBER
                          --------       --------          ---------
      PORTFOLIO             FEE*         31, 1995           30, 1996
      ---------             ----         --------           --------
------------------------------------------------------------------------
Aggressive Growth          0.80%         $849,097       $  209,402,318
Portfolio
------------------------------------------------------------------------
Balanced Portfolio         0.80%         $195,339       $   42,049,894
-------------------------------------------------------------------------
Bond Portfolio             0.50%         $409,862       $   95,145,715
------------------------------------------------------------------------
C.A.S.E. Growth            0.80%         $5,519**       $   17,400,407
Portfolio
------------------------------------------------------------------------
C.A.S.E. Growth &          0.80%         $3,453**       $    2,011,561
Income Portfolio
------------------------------------------------------------------------
C.A.S.E. Quality           0.80%         $3,871**       $    1,738,532
Growth Portfolio
------------------------------------------------------------------------
Emerging Growth            0.80%        $1,838,573      $  439,589,157
Portfolio
------------------------------------------------------------------------
Equity-Income              0.80%        $1,746,022      $  326,972,438
Portfolio
------------------------------------------------------------------------
Global Portfolio           0.80%        $2,075,054      $  505,274,086
------------------------------------------------------------------------
Growth Portfolio           0.80%        $7,847,750      $1,490,401,247
------------------------------------------------------------------------
Meridian/                  1.10%            N/A         $    1,112,142
INVESCO Foreign
Sector Portfolio
------------------------------------------------------------------------

* Monthly compensation at the annual rate of the average daily net assets of the Fund.
** For the period May 1, 1995 (commencement of operations) to December 31, 1995.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                             DATE MOST            RECENTLY            DATE OF
                                                  DATE OF INITIAL             RECENTLY           APPROVED BY         TERMINATION
                                                  ---------------             --------           -----------         -----------
                            DATE OF               APPROVAL BY               APPROVED BY          PORTFOLIO'S         UNLESS RE-
                            -------               -----------               -----------          -----------         ----------
      PORTFOLIO            AGREEMENT              FUND'S BOARD             FUND'S BOARD          SHAREHOLDERS         APPROVED
      ---------            ---------              ------------             ------------          ------------         --------
-----------------------------------------------------------------------------------------------------------------------------------
Meridian/               April 30, 1996           December 4, 1995              N/A             December 5, 1995    April 22, 1998
INVESCO Global
Sector Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Meridian/               April 30, 1996           December 4, 1995              N/A             December 5, 1995    April 22, 1998
INVESCO US
Sector Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Money Market            April 30, 1996           December 4, 1995              N/A             February 21, 1996   April 22, 1998
Portfolio


-----------------------------------------------------------------------------------------------------------------------------------
Short-to-Inter-         July 13, 1992            March 18, 1992          March 18, 1996        March 19, 1992      April 22, 1997
mediate Government
Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Tactical Asset          August 18, 1994          August 18, 1994         March 18, 1996        August 19, 1994     April 22, 1997
Allocation Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Utility Portfolio       December 7, 1993         December 6, 1993        March 18, 1996        December 7, 1993    April 22, 1997
----------------------------------------------------------------------------------------------------------------- -----------------
Value Equity            April 30, 1996           December 4, 1995              N/A             December 5, 1995    April 22, 1998
Portfolio
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                           AGGREGATE
                                           ---------
                                           ADVISORY
                                           --------
                                            FEE FOR         NET ASSETS
                                            -------         ----------
                                           YEAR ENDED          AS OF
                                           ----------       ---------
                           ADVISORY         DECEMBER        SEPTEMBER
      PORTFOLIO            --------         --------        ---------
      ---------              FEE*           31, 1995         30, 1996
----------------------------------------------------------------------
Meridian/                 1.10%               N/A         $4,647,066
INVESCO Global
Sector Portfolio
----------------------------------------------------------------------
Meridian/                 1.10%               N/A           $806,973
INVESCO US
Sector Portfolio
----------------------------------------------------------------------
Money Market-             0.40%           $422,357      $110,156,910
Portfolio                (0.50%
                         prior to
                        May 1, 1996)
----------------------------------------------------------------------
Short-to-Inter-           0.60%           $126,134       $25,239,730
mediate Govern- ment
Portfolio
----------------------------------------------------------------------
Tactical Asset            0.80%           $433,844      $157,192,639
Allocation Portfolio
----------------------------------------------------------------------
Utility Portfolio         0.75%           $128,859       $32,125,155

------------------------------------------------------- --------------
Value Equity              0.80%              N/A         $28,597,532
Portfolio
----------------------------------------------------------------------


* Monthly compensation at the annual rate of the average daily net assets of the Fund.
** For the period May 1, 1995 (commencement of operations) to December 31, 1995.
                                       2

                         WRL INVESTMENT MANAGEMENT, INC.
                               201 Highland Avenue
                                 Largo, FL 33770


The following table indicates the principal executive officer and directors of the Investment Adviser, together with their principal occupations.

-------------------------------------------------------------------------------
DIRECTORS AND PRINCIPAL OFFICER        PRINCIPAL OCCUPATIONS
-------------------------------        ---------------------
-------------------------------------------------------------------------------
John R. Kenney,
Chairman of the Board of  Directors    Chairman of the Board of
                                       Directors (1987 - present) , Chief
                                       Executive Officer (1982 - present),
                                       President (1978 - 1987 and December, 1992
                                       - present), Director (1978 - present),
                                       Western Reserve Life Assurance Co. of
                                       Ohio; Chairman of the Board of Directors
                                       (September, 1996 - present), WRL
                                       Investment Services, Inc.; Chairman of
                                       the Board of Directors and Chief
                                       Executive Officer (1988 - February,
                                       1991), President (1988 - 1989), Director
                                       (1976 - February, 1991), Executive Vice
                                       President (1972 - 1988), Pioneer Western
                                       Corporation (financial services), Largo,
                                       Florida; President and Director (1985 -
                                       September, 1990) and Director (December,
                                       1990 - present), Idex Management, Inc.
                                       (investment adviser), Largo, Florida;
                                       Trustee (1987 - present), Chairman
                                       (December, 1989 - September, 1990 and
                                       November, 1990 - present) and President
                                       and Chief Executive Officer (November,
                                       1986 - September, 1990), IDEX Fund, IDEX
                                       II Series Fund and IDEX Fund 3
                                       (investment companies) all of Largo,
                                       Florida.
-------------------------------------------------------------------------------
Alan M. Yaeger, Director                Executive Vice President (June, 1993 -
                                        present), Chief Financial Officer
                                        (December, 1995 - present), Senior Vice
                                        President (1981 - June, 1993) and
                                        Actuary (1972 present), Western Reserve
                                        Life Assurance Co. of Ohio; Director
                                        (September, 1996 present), WRL
                                        Investment Services, Inc.
-------------------------------------------------------------------------------
G. John Hurley, Director                Executive Vice President (June, 1993 -
                                        present), Chief Operating Officer
                                        (March, 1994 - present), Western Reserve
                                        Life Assurance Co. of Ohio; Director
                                        (September, 1996 - present), WRL
                                        Investment Services, Inc.; President and
                                        Chief Executive Officer (September, 1990
                                        - present), Trustee (June, 1990 -
                                        present), and Executive Vice President
                                        (June, 1988 - September, 1990), IDEX
                                        Fund, IDEX II Series Fund and IDEX Fund
                                        3; President, Chief Executive Officer
                                        and Director of InterSecurities, Inc.
                                        (May, 1988 - present); Assistant Vice
                                        President (September, 1991 - August,
                                        1992), AEGON USA Managed Portfolios,
                                        Inc.; Vice President (May, 1988 -
                                        February, 1991), Pioneer Western
                                        Corporation.
-------------------------------------------------------------------------------

                              WRL SERIES FUND, INC.

                                   SCHEDULE C
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    DATE MOST
                                                                                                                    ---------
                                                                                                DATE MOST           RECENTLY
                                                                                                ---------           --------
                                                                           DATE OF INITIAL       RECENTLY          APPROVED BY
                                                                           ---------------      ---------          -----------
                                                                            APPROVAL BY        APPROVED BY         PORTFOLIO'S
                                                                            -----------        -----------         -----------
      PORTFOLIO               SUB-ADVISER          DATE OF AGREEMENT       FUND'S BOARD        FUND'S BOARD       SHAREHOLDERS
      ---------               -----------          -----------------       ------------        ------------       ------------
----------------------------------------------------------------------------------------------------------------------------------
Aggressive              Fred Alger               December 7, 1993        December 6, 1993     March 18, 1996      December 7, 1993
Growth Portfolio        Management, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio      AEGON USA                December 7, 1993        December 6, 1993     March 18, 1996      December 7, 1993
                        Investment
                        Management, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Bond Portfolio          Janus Capital            February 26, 1991       July 14, 1986        March 18, 1996      July 15, 1986
                        Corporation
----------------------------------------------------------------------------------------------------------------------------------
C.A.S.E. Growth         C.A.S.E.                 February 6, 1995        February 6, 1995         N/A             February 7, 1995
Portfolio               Management, Inc.
------------------------------------------------------------------------------------------- --------------------------------------
C.A.S.E. Growth &       C.A.S.E.                 February 6, 1995        February 6, 1995         N/A             February 7, 1995
Income Portfolio        Management, Inc.
------------------------------------------------------------------------------------------- --------------------------------------
C.A.S.E. Quality        C.A.S.E.                 February 6, 1995        February 6, 1995         N/A             February 7, 1995
Growth Portfolio        Management, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Emerging Growth         Van Kampen               December 20, 1994       December 20, 1994    March 18, 1996      December 12, 1994
Portfolio               American Capital
                        Asset
                        Management, Inc.
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------
                                                          SUB-
                                                        ADVISORY
                                                        --------
                         DATE OF                         FEE FOR
                         -------                         -------
                       TERMINATION                      YEAR ENDED
                       -----------        SUB-          ----------
                        UNLESS RE-      ADVISORY         DECEMBER
                        ----------      --------        ----------
 PORTFOLIO              APPROVED        FEE RATE*       31, 1995
 ---------              --------        ---------       --------
---------------------------------------------------------------------
Aggressive           April 22, 1997       0.40%         $424,549
Growth Portfolio
---------------------------------------------------------------------
Balanced Portfolio   April 22, 1997       0.40%**       $94,669
---------------------------------------------------------------------
Bond Portfolio       April 22, 1997       0.25%         $204,931
---------------------------------------------------------------------
C.A.S.E. Growth      April 22, 1997       0.40%         $2,759***
Portfolio
---------------------------------------------------------------------
C.A.S.E. Growth &    April 22, 1997       0.40%         $1,726***
Income Portfolio
---------------------------------------------------------------------
C.A.S.E. Quality     April 22, 1997       0.40%         $1,895***
Growth Portfolio
---------------------------------------------------------------------
Emerging Growth      April 22, 1997       0.40%**       $919,287
Portfolio
---------------------------------------------------------------------

* Monthly compensation at the annual rate of the average daily net assets of the Fund.
** Less 50% of any excess expenses paid by the Investment Adviser as a result of that Portfolio's expense limitation.
*** For the period May 1, 1995, (commencement of operations) to December 31,
    1995.


----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    DATE MOST
                                                                                                                    ---------
                                                                                                DATE MOST           RECENTLY
                                                                                                ---------           --------
                                                                          DATE OF INITIAL        RECENTLY          APPROVED BY
                                                                          ---------------        --------          -----------
                                                                            APPROVAL BY        APPROVED BY         PORTFOLIO'S
                                                                            -----------        -----------         -----------
  PORTFOLIO              SUB-ADVISER            DATE OF AGREEMENT           FUND'S BOARD       FUND'S BOARD       SHAREHOLDERS
  ---------              -----------            -----------------          ------------        ------------       ------------
----------------------------------------------------------------------------------------------------------------------------------
Equity-Income           Luther King              November 19, 1992       November 12, 1992    March 18, 1992      November 20, 1992
Portfolio               Capital
                        Management
                        Corporation
----------------------------------------------------------------------------------------------------------------------------------
Global Portfolio        Janus Capital            July 13, 1992           March 18, 1992       March 18,  1996     July 14, 1992
                        Corporation
----------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio        January Capital          February 26, 1991       July 14, 1986        March 18, 1996      February 27, 1991
                        Corporation
----------------------------------------------------------------------------------------------------------------------------------
                        Meridian                 April 30, 1996          December 4, 1995           N/A           May 1, 1996
Meridian/               Investment
INVESCO                 Management
Foreign Sector          Corporation
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
                        INVESCO Global           April 30, 1996          December 4, 1995           N/A           May 1, 1996
                        Asset
                        Management
                        Limited

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------
                                                           SUB-
                                                         ADVISORY
                                                         --------
                      DATE OF                            FEE FOR
                      -------                            -------
                    TERMINATION             SUB-        YEAR ENDED
                    -----------             ----        ----------
                     UNLESS RE-           ADVISORY       DECEMBER
                     ----------           --------       --------
      PORTFOLIO       APPROVED           FEE RATE*       31, 1995
      ---------       --------           ---------       --------
---------------------------------------------------------------------
Equity-Income       April 22, 1997          0.40%        $873,011
Portfolio


---------------------------------------------------------------------
Global Portfolio    April 22, 1997          0.40%        $1,037,527

---------------------------------------------------------------------
Growth Portfolio    April 22, 1997          0.40%        $3,923,875

---------------------------------------------------------------------
                    April 22, 1998          0.30% of         N/A
Meridian/                                  first $100
INVESCO                                     million,
Foreign Sector                              0.35% over
Portfolio                                 $100 million
---------------------------------------------------------------------
                    April 22, 1998          0.40% of         N/A
                                           first $100
                                            million,
                                            0.35% over
                                          $100 million
---------------------------------------------------------------------



* Monthly compensation at the annual rate of the average daily net assets of the Fund.
** Less 50% of any excess expenses paid by the Investment Adviser as a result of that Portfolio's expense limitation.
*** For the period May 1, 1995 (commencement of oper tions) to December 31,
    1995.


----------------------------------------------------------------------------------------------------------------------------------

                                                                                                              DATE MOST
                                                                                                              ---------
                                                                                            DATE MOST         RECENTLY
                                                                                            ---------          --------
                                                                      DATE OF INITIAL       RECENTLY          APPROVED BY
                                                                      ---------------       --------          -----------
                                                                       APPROVAL BY         APPROVED BY        PORTFOLIO'S
                                                                       -----------         -----------        -----------
 PORTFOLIO              SUB-ADVISER            DATE OF AGREEMENT       FUND'S BOARD        FUND'S BOARD       SHAREHOLDERS
 ---------              -----------            -----------------       ------------        ------------       ------------
----------------------------------------------------------------------------------------------------------------------------------
                        Meridian                 April 30, 1996          December 4, 1995   N/A                 May 1, 1996
                        Investment
Meridian/               Management
INVESCO Global          Corporation
Sector Portfolio
----------------------------------------------------------------------------------------------------------------------------------
                        INVESCO                  April 30, 1996          December 4, 1995   N/A                 May 1, 1996
                        Global Asset
                        Management
                        Limited

----------------------------------------------------------------------------------------------------------------------------------
                        Meridian                 April 30, 1996          December 4, 1995   N/A                 May 1, 1996
                        Investment
Meridian/               Management
INVESCO US              Corporation
Sector Portfolio
----------------------------------------------------------------------------------------------------------------------------------
                        INVESCO                  April 30, 1996          December 4, 1995   N/A                 May 1, 1996
                        Global Asset
                        Management
                        Limited

----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
                                                            SUB-
                                                            ----
                                                          ADVISORY
                                                          --------
                           DATE OF                         FEE FOR
                           -------                         -------
                         TERMINATION         SUB-        YEAR ENDED
                         -----------         ----        ----------
                          UNLESS RE-       ADVISORY       DECEMBER
                          ----------       --------       --------
      PORTFOLIO            APPROVED       FEE RATE*       31, 1995
      ---------            --------       ---------       --------
-----------------------------------------------------------------------
                       April 22,1998      0.30% of          N/A
                                          first $100
Meridian/                                  million,
INVESCO Global                            0.35% over
Sector Portfolio                         $100 million
-----------------------------------------------------------------------
                       April 22, 1997     0.40% of          N/A
                                          first $100
                                           million,
                                          0.35% over
                                         $100 million
-----------------------------------------------------------------------
                       April 22, 1998     0.30% of          N/A
                                          first $100
Meridian/                                  million,
INVESCO US                                0.35% over
Sector Portfolio                         $100 million
-----------------------------------------------------------------------
                       April 22, 1998      0.40% of          N/A
                                          first $100
                                           million,
                                          0.35% over
                                         $100 million
-----------------------------------------------------------------------

* Monthly compensation at the annual rate of the average daily net assets of the Fund.
** Less 50% of any excess expenses paid by the Investment Adviser as a result of that Portfolio's expense limitation.
*** For the period May 1, 1995
    (commencement of operations) to December 31, 1995.


----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      DATE MOST
                                                                                                                      ---------
                                                                                              DATE MOST               RECENTLY
                                                                                              ---------               --------
                                                                      DATE OF INITIAL          RECENTLY              APPROVED BY
                                                                      ---------------          --------              -----------
                                                                        APPROVAL BY           APPROVED BY            PORTFOLIO'S
                                                                        -----------           -----------            -----------
 PORTFOLIO              SUB-ADVISER            DATE OF AGREEMENT       FUND'S BOARD          FUND'S BOARD           SHAREHOLDERS
 ---------              -----------            -----------------       ------------          ------------           ------------
------------------------------------------------------------------------------------------------------------------------------------
Money Market            J.P. Morgan              April 30, 1996       December 4, 1995           N/A               February 21, 1996
Portfolio               Investment
                        Management Inc.

------------------------------------------------------------------------------------------------------------------------------------
Short-to-               AEGON USA                July 13, 1992         March 18, 1992       March 18, 1996          July 14, 1992
Intermediate            Investment
Government              Management, Inc.
Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Tactical Asset          Dean Investment          August 18, 1994      August 18, 1994       March 18, 1996          August 19, 1994
Allocation              Associates
Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Utility Portfolio       Federated                December 7, 1993     December 6, 1993      March 18, 1996         December 8, 1993
                        Investment
                        Counseling





----------------------------------------------------------------------------------------------------------------------------------
Value Equity            NWQ Investment           April 30, 1996       December 4, 1995           N/A                 May 1, 1996
Portfolio               Management
                        Company, Inc.
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------
                                                              SUB-
                                                              ----
                                                            ADVISORY
                                                            --------
                            DATE OF                         FEE FOR
                            -------                         -------
                          TERMINATION         SUB-         YEAR ENDED
                          -----------         ----         ----------
                           UNLESS RE-       ADVISORY        DECEMBER
                           ----------       --------        --------
      PORTFOLIO             APPROVED        FEE RATE*       31, 1995
      ---------             --------        ---------       --------
-------------------------------------------------------------------------
Money Market             April 22,1998         0.15%         $211,178
Portfolio                                     (0.25%      (for previous
                                             prior to     Sub-Adviser)
                                           May 1, 1996)
-------------------------------------------------------------------------
Short-to-                April 22,1997       0.30%**        $63,067
Intermediate
Government
Portfolio
-------------------------------------------------------------------------
Tactical Asset           April 22, 1997      0.40%**       $216,922
Allocation
Portfolio
-------------------------------------------------------------------------
Utility Portfolio        April 22, 1997      0.50% of       $85,906
                                            first $30
                                             million,
                                             0.35% of
                                             next $20
                                             million,
                                            0.25% over
                                           $50 million
------------------------------------------ ------------------------------
Value Equity             April 22, 1998      0.40%**           N/A
Portfolio

-------------------------------------------------------------------------
* Monthly compensation at the annual rate of the average daily net assets of the Fund.
** Less 50% of any excess expenses paid by the Investment Adviser as a result of that Portfolio's expense limitation.
*** For the period May 1, 1995
    (commencement of operations) to December 31, 1995.

                           FRED ALGER MANAGEMENT, INC.
                              30 MONTGOMERY STREET
                              JERSEY CITY, NJ 07302


         The following table indicates the principal executive officer and directors of the Sub-Adviser, together with their principal occupations.

---------------------------------------------------------------------------------------------------------------------
DIRECTORS AND PRINCIPAL OFFICER               PRINCIPAL OCCUPATIONS
-------------------------------               ---------------------
---------------------------------------------------------------------------------------------------------------------
Fred M. Alger III, Chairman of the Board      Chairman of the Board of Alger Associates,  Inc., Fred Alger
                                              Management,  Inc., Alger, Inc., Alger Properties,  Inc., Alger
                                              Shareholder  Services,  Inc., Alger Life Insurance Agency, Inc.,
                                              Spectra Fund, and Castle Convertible Fund, Inc.
---------------------------------------------------------------------------------------------------------------------
David D. Alger, Director                      President and Director of Alger Associates, Inc., Fred Alger Management,
                                              Inc., Alger, Inc., Alger Properties, Inc., Alger Shareholder Services,
                                              Inc., Alger Life Insurance Agency, Inc., Spectra Fund, and Castle
                                              Convertible Fund, Inc.
---------------------------------------------------------------------------------------------------------------------

         The following table indicates the size of each investment company having an investment objective similar to that of the Aggressive Growth
Portfolio advised or sub-advised by the Sub-Adviser and the advisory fee rate.

------------------------------------------------------------------------------------------------------------------------
     NAME OF INVESTMENT COMPANY             NET ASSETS AS OF SEPTEMBER 20, 1996       ADVISORY OR SUB-ADVISORY FEE RATE*
     --------------------------             -----------------------------------       ----------------------------------
------------------------------------------------------------------------------------------------------------------------
The Alger Fund
   Capital Appreciation Portfolio                        $148,869,000                  0.85% of average daily net assets
-----------------------------------------------------------------------------------------------------------------------
The Alger American Fund
   Leveraged AllCap Portfolio                             $29,725,000                  0.85% of average daily net assets
------------------------------------------------------------------------------------------------------------------------
The Alger Retirement Fund
   Capital Appreciation Retirement Portfolio               $6,557,000                  0.85% of average daily net assets
------------------------------------------------------------------------------------------------------------------------

* Monthly compensation at the annual rate of the average daily net assets of the respective Portfolio.

                           FRED ALGER MANAGEMENT, INC.


Names and Addresses of all Parents of Fred Alger Management, Inc.:


Fred Alger & Company, Incorporated           Alger Associates, Inc.
30 Montgomery Street                         75 Maiden Lane
Jersey City, NJ 07302                        New York City, NY 10038


If anyone owns 10% or more of the outstanding voting securities of Fred Alger Management, Inc.: state the name and address of such person.


Fred Alger Management, Inc. is 100% owned by Fred Alger & Company, Incorporated. Fred Alger & Company, Incorporated is 100% owned by Alger Associates, Inc.

                   LUTHER KING CAPITAL MANAGEMENT CORPORATION
                               301 COMMERCE STREET
                              FORT WORTH, TX 76102


         The following table indicates the principal executive officer and directors of the Sub-Adviser, together with their principal occupations.

-------------------------------------------------------------------------------
      DIRECTORS AND PRINCIPAL OFFICER        PRINCIPAL OCCUPATIONS
      -------------------------------        ---------------------
-------------------------------------------------------------------------------
J. Luther King, Jr.                                President
-------------------------------------------------------------------------------


         The following table indicates the size of each investment company having an investment objective similar to that of the Equity-Income Portfolio advised or sub-advised by the Sub-Adviser and the advisory fee rate.


--------------------------------------------------------------------------------------------------------------------------------
    NAME OF INVESTMENT COMPANY           NET ASSETS ON SEPTEMBER 20, 1996       ADVISORY OR SUB-ADVISORY FEE RATE*
    --------------------------           --------------------------------       ---------------------------------
--------------------------------------------------------------------------------------------------------------------------------
IDEX II Series Fund                               $14,355,395                 1.00% on the first $750 million; 0.90% on the next
                                                                              250 million; and 0.85% over $1 billion
     Equity-Income
--------------------------------------------------------------------------------------------------------------------------------

* Monthly compensation at the annual rate of the average daily net assets of the respective Portfolio.


Names and Addresses of all Parents of Luther King Capital Management
Corporation.

If anyone owns 10% or more of the outstanding voting securities of Luther King Capital Management Corporation, state the name and address of such person.

Southwest JLK Corporation owns 100% of Luther King Capital Management Corporation. J. Luther King, Jr. owns more than 10% of Southwest JLK Corporation.

Southwest JLK Corporation         J. Luther King, Jr.
301 Commerce Street               Luther King Capital Management Corporation
Suite 1600                        301 Commerce Street
Fort Worth, Texas  76102          Suite 1600
                                  Fort Worth, Texas  76102


                     INVESCO GLOBAL ASSET MANAGEMENT LIMITED
                          ROSEBANK, 12 BERMUDIANA ROAD
                             HAMILTON, BERMUDA HM11


         The following table indicates the principal executive officer and directors of the Sub-Adviser, together with their principal occupations.


-----------------------------------------------------------------------------------------------------------------------------------
          DIRECTORS AND PRINCIPAL OFFICER                                PRINCIPAL OCCUPATIONS
          -------------------------------                                ---------------------
-----------------------------------------------------------------------------------------------------------------------------------
Everard T. Richards, Deputy Chairman & Director         Deputy Chairman and Director of INVESCO Global Asset Management Limited
                                                        ("IGAM"), Chief Executive Officer of Bermuda Asset Management Ltd.
-----------------------------------------------------------------------------------------------------------------------------------
John D. Rogers, Director                                Director of IGAM; President of INVESCO Asset Management
                                                        (Japan) Limited in Tokyo, Japan
-----------------------------------------------------------------------------------------------------------------------------------
Wendell M. Starke, Chairman and Director                Chairman & Director of IGAM; Chairman and Director of INVESCO Capital
                                                        Management, Inc. in Atlanta, GA; Chairman and Director of INVESCO, Inc. in
                                                        Atlanta, GA; and Director of INVESCO plc in London England
-----------------------------------------------------------------------------------------------------------------------------------
David Hartley, Treasurer and Director                   Secretary/Treasurer of INVESCO Group Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Michael A. Wood, Secretary and Director                 Trust Officer, Bank of Bermuda
-----------------------------------------------------------------------------------------------------------------------------------
Stephen A. Dana, Director                               Global Partner
-----------------------------------------------------------------------------------------------------------------------------------
Ricardo Ricciardi, Director                             Director of INVESCO Asset Management Limited in
London
-----------------------------------------------------------------------------------------------------------------------------------
John D. Campbell, Director                              Senior Partner, Appleby, Spurling and Kempe
-----------------------------------------------------------------------------------------------------------------------------------

                     INVESCO GLOBAL ASSET MANAGEMENT LIMITED


         The following table indicates the size of each investment company having an investment objective similar to that of the Meridian/INVESCO Global
Sector, Meridian/INVESCO US Sector and Meridian/INVESCO Foreign Sector
Portfolios advised or sub-advised by the Sub-Adviser and the advisory fee rate.


-----------------------------------------------------------------------------------------------------------------------------------
   NAME OF INVESTMENT COMPANY            NET ASSETS ON SEPTEMBER 20, 1996           ADVISORY OR SUB-ADVISORY FEE RATE*
   --------------------------            --------------------------------           ---------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Meridian/INVESCO Global Sector Fund                 $4,367,601               0.40% of the first  $100  million  of assets and 0.35%
                                                                             of ssets in excess of $100 million
-----------------------------------------------------------------------------------------------------------------------------------
Meridian/INVESCO US Sector Fund                      $808,578                0.40% of the first  $100  million  of assets and 0.35%
                                                                             of assets in excess of $100 million
-----------------------------------------------------------------------------------------------------------------------------------
Meridian/INVESCO Foreign Sector Fund                $1,099,900               0.40% of the first  $100  million  of assets and 0.35%
                                                                             of assets in excess of $100 million
-----------------------------------------------------------------------------------------------------------------------------------

* Monthly compensation at the annual rate of the average daily net assets of the respective Portfolio.


Names and Addresses of all Parents of INVESCO Global Asset Management Limited.

If anyone owns 10% or more of the outstanding voting securities of INVESCO Global Asset Management Limited, state the name and address of such person.

INVESCO Global Asset Management Limited is an indirect wholly-owned subsidiary of INVESCO PLC (100% ownership), 11 Devonshire Square, London EC2M 4YR England


                           DEAN INVESTMENT ASSOCIATES
                              2480 KETTERING TOWER
                                DAYTON, OH 45423


         The following table indicates the principal executive officer and directors of the Sub-Adviser, together with their principal occupations.


-------------------------------------------------------------------------------------------------------------------------------
          DIRECTORS AND PRINCIPAL OFFICER                                  PRINCIPAL OCCUPATIONS
          -------------------------------                                  ---------------------
-------------------------------------------------------------------------------------------------------------------------------
Chauncey H. Dean, Chairman and Chief Executive Officer      Chairman and Chief Executive Officer of Dean Investment Associates
                                                            ("Dean").
-------------------------------------------------------------------------------------------------------------------------------
John C. Riazzi, Director                                    Vice President and Director of Consulting Services of Dean.
-------------------------------------------------------------------------------------------------------------------------------
Robert D. Dean, Director                                    Vice President and Director of Research of Dean.
-------------------------------------------------------------------------------------------------------------------------------
Frank H. Scott, CPA                                         Sr. Vice President and Director of Compliance
-------------------------------------------------------------------------------------------------------------------------------
Darrell N. Fulton, Ph.D., CPA                               Vice President and Director of Information Systems
-------------------------------------------------------------------------------------------------------------------------------
Stephen M. Miller, CPA                                      Vice President and Director of Administration and Finance
-------------------------------------------------------------------------------------------------------------------------------
Edward J. Blake, CPA                                        Asst. Vice President, Director of Client Services
-------------------------------------------------------------------------------------------------------------------------------

         The following table indicates the size of each investment company having an investment objective similar to that of the Tactical Asset Allocation Portfolio advised or sub-advised by the Sub-Adviser and the advisory fee rate.

---------------------------------------------------------------------------------------------------------------------
    NAME OF INVESTMENT COMPANY           NET ASSETS ON SEPTEMBER 20, 1996         ADVISORY OR SUB-ADVISORY FEE RATE*
    --------------------------           --------------------------------         ---------------------------------
---------------------------------------------------------------------------------------------------------------------
American United Life                               $1,986,576                                  0.0375%
---------------------------------------------------------------------------------------------------------------------


* Monthly compensation at the annual rate of the average daily net assets of the respective Portfolio.

                           DEAN INVESTMENT ASSOCIATES


Names and Addresses of all Parents of Dean Investment Associates:

C.H. Dean and Associates
2480 Kettering Tower
Dayton, Ohio 45423-2480


If anyone owns 10% or more of the outstanding voting securities of Dean Investment Associates, state the name and address of such person:

Chauncey H. Dean            Zada G. Dean                 Dennis D. Dean
2480 Kettering Tower        2480 Kettering Tower         2480 Kettering Tower
Dayton, Ohio 45423          Dayton, Ohio 45423           Dayton, Ohio 45423


                         FEDERATED INVESTMENT COUNSELING
                            FEDERATED INVESTORS TOWER
                              PITTSBURGH, PA 15222


         The following table indicates the principal executive officer and directors of the Sub-Adviser, together with their principal occupations.


------------------------------------------------------------------------------------------------------------------------
    DIRECTORS AND PRINCIPAL OFFICER                             PRINCIPAL OCCUPATIONS
    -------------------------------                             ---------------------
------------------------------------------------------------------------------------------------------------------------
John F. Donahue, Trustee                         Chairman and Trustee, Federated Investors, Federated Advisers,
                                                 Federated Management and Federated Research; Chairman and Director,
                                                 Federated Research Corp. and Federated Global Research Corp.;
                                                 President, Passport Research, Ltd.
------------------------------------------------------------------------------------------------------------------------
J. Christopher Donahue, Trustee                  President and Trustee, Federated Investors,  Federated Advisers,
                                                 Federated Management, and Federated Research; President and Director,
                                                 Federated Research Corp. and Federated Global Research Corp.; President,
                                                 Passport Research, Ltd.; Trustee, Federated Shareholder Services Company
                                                 and Federated  Shareholder Services;  Director,  Federated Services
                                                 Company.
------------------------------------------------------------------------------------------------------------------------
Mark L. Mallon, President and Trustee            Executive Vice President, Federated Advisers, Federated  Management,
                                                 Federated Research, Federated Research Corp., Federated Global Research
                                                 Corp. and Passport Research, Ltd.
------------------------------------------------------------------------------------------------------------------------
John W. McGonigle, Trustee                       Executive Vice President, Secretary and Trustee, Federated Investors;
                                                 Trustee, Federated Advisers, Federated Management and Federated
                                                 Research; Director, Federated Research Corp., and Federated Global
                                                 Research Corp.; Trustee, Federated Shareholder Services Company and
                                                 Federated Shareholder Services; Director, Federated Services Company;
                                                 and Director, Federated Securities Corp.
------------------------------------------------------------------------------------------------------------------------
Mark D. Olson, Trustee                           Trustee, Federated Investors, Federated Advisers, Federated Research,
                                                 Federated Management, Federated Shareholder Services and Federated
                                                 Shareholder Services Company; Partner, Wilson, Halbrook & Bayard.
------------------------------------------------------------------------------------------------------------------------


                         FEDERATED INVESTMENT COUNSELING


         The following table indicates the size of each investment company having an investment objective similar to that of the Utility Portfolio advised or sub-advised by the Sub-Adviser and the advisory fee rate.


--------------------------------------------------------------------------------------------------------------------------------
   NAME OF INVESTMENT COMPANY                  NET ASSETS ON SEPTEMBER 20, 1996          ADVISORY OR SUB-ADVISORY FEE RATE*
   --------------------------                  --------------------------------          ---------------------------------
--------------------------------------------------------------------------------------------------------------------------------
SunAmerica Series Trust                                  $4.3 million            0.55% on first $20  million;  0.35% on next $30
     Utility Portfolio                                                           million; 0.25% on next $100  million;  0.20% on
                                                                                 next $350 million; and 0.15% in excess of $500
                                                                                 million
----------------------------------------------- --------------------------------------------------------------------------------
American Skandia Advisor's Choice Design &                                       0.50% on first $25  million;  0.35% on next $25
Select,  Axiom & Galaxy III Variable Annuities         $112.4 million            million; and 0.25% in excess of $50 million
Utility Portfolio
----------------------------------------------- --------------------------------------------------------------------------------

* Monthly compensation at the annual rate of the average daily net assets of the respective Portfolio.

Names and Addresses of all Parents of Federated Investment Counseling.

If anyone owns 10% or more of the outstanding voting securities of Federated Investment Counseling, state the name and address of such person.

Federated Investment Counseling is a wholly-owned subsidiary of Federated Investors.

Federated Investors
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania  15222-3779


                   MERIDIAN INVESTMENT MANAGEMENT CORPORATION
                            12835 EAST ARAPAHOE ROAD
                              TOWER II - 7TH FLOOR
                               ENGLEWOOD, CO 80112

         The following table indicates the principal executive officer and directors of the Sub-Adviser, together with their principal occupations.

---------------------------------------------------------------------------------------------------------------------
      DIRECTORS AND PRINCIPAL OFFICER                     PRINCIPAL OCCUPATIONS
      -------------------------------                     ---------------------
---------------------------------------------------------------------------------------------------------------------
Michael J. Hart, President & Director          President and Director of Meridian Management & Research  Corporation,
                                               the Sub-Adviser and Meridian Clearing Corporation.
---------------------------------------------------------------------------------------------------------------------
Dr. Craig T. Callahan, Director                Secretary,  Treasurer & Director of Sub-Adviser,  Chief Investment
                                               Adviser of Meridian Management & Research Corp. and Vice President
                                               of Meridian Clearing Corp.
---------------------------------------------------------------------------------------------------------------------

         The following table indicates the size of each investment company having an investment objective similar to that of the Meridian/INVESCO Global Sector, Meridian/INVESCO U.S. Sector and Meridian/INVESCO Foreign Sector Portfolios advised or sub-advised by the Sub-Adviser and the advisory fee rate.

----------------------------------------------------------------------------------------------------------------------
     NAME OF INVESTMENT COMPANY            NET ASSETS ON SEPTEMBER 20, 1996        ADVISORY OR SUB-ADVISORY FEE RATE*
     --------------------------            --------------------------------        ---------------------------------
----------------------------------------------------------------------------------------------------------------------
Security Benefit Corporation                         $38,000,000                   0.20%
----------------------------------------------------------------------------------------------- ----------------------

* Monthly compensation at the annual rate of the average daily net assets of the respective Portfolio.

Names and Addresses of all Parents of Meridian Investment Management
Corporation.

If anyone owns 10% or more of the outstanding voting securities of Meridian Investment Management Corporation, state the name and address of such person.

Meridian Management & Research Corporation - 100% ownership of Meridian Investment Management Corporation

Michael J. Hart, 64 Glenmoor Drive, Cherry Hills Village, Colorado 80110 - 50% ownership of Meridian Management & Research Corporation

Craig T. Callahan, 52 Glenmoor Way, Cherry Hills Village, Colorado 80110 - 50% ownership of Meridian Management & Research Corporation


                     J.P. MORGAN INVESTMENT MANAGEMENT, INC.
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036


         The following table indicates the principal executive officer and directors of the Sub-Adviser, together with their principal occupations.


------------------------------------------------------------------------------------------------------------------------------------
        DIRECTORS AND PRINCIPAL OFFICER                                    PRINCIPAL OCCUPATIONS
        -------------------------------                                    ---------------------
------------------------------------------------------------------------------------------------------------------------------------
Keith M. Schappert, President, CEO and Director               President and CEO of J.P. Morgan Investment.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth W. Anderson, Director                                 Director and Managing Director of J.P. Morgan Investment.
------------------------------------------------------------------------------------------------------------------------------------
Robert Anselmi, Director                                      Director, Managing Director, General Counsel and Secretary of J.P.
                                                              Morgan Investment.
------------------------------------------------------------------------------------------------------------------------------------
Jean L.P. Brunel, Director                                    Managing Director of Morgan Guaranty Trust Co. of New York.
------------------------------------------------------------------------------------------------------------------------------------
William L. Cobb, Jr., Vice Chairman and Director              Managing  Director of J.P.  Morgan  Investment and Managing  Director,
                                                              Morgan Guaranty Trust Co. of New York.
------------------------------------------------------------------------------------------------------------------------------------
Michael R. Granito, Director                                  Director and Managing Director of J.P. Morgan Investment.
------------------------------------------------------------------------------------------------------------------------------------
Thomas M. Luddy, Director                                     Director and Managing Director of J.P. Morgan Investment.
------------------------------------------------------------------------------------------------------------------------------------
Michael E. Patterson, Director                                Chief Administrative Officer of J.P. Morgan & Co. Inc.
------------------------------------------------------------------------------------------------------------------------------------
C. Nicholas Potter, Chairman and Director                     Managing Director of Morgan Guaranty Trust Company of New York
------------------------------------------------------------------------------------------------------------------------------------
Steven Soltis, Director                                       Managing  Director, Chief   Administrative  and  Financial  Officer
                                                              of  J.P.  Morgan Investment.
------------------------------------------------------------------------------------------------------------------------------------
John R. Thomas, Director                                      President, Director and Managing Director of J.P. Morgan Trust Bank
                                                              Ltd.
------------------------------------------------------------------------------------------------------------------------------------


                     J.P. MORGAN INVESTMENT MANAGEMENT, INC.


         The following table indicates the size of each investment company having an investment objective similar to that of the Money Market Portfolio advised or sub-advised by the Sub-Adviser and the advisory fee rate.


-----------------------------------------------------------------------------------------------------------------------------------
    NAME OF INVESTMENT COMPANY         NET ASSETS ON SEPTEMBER 20, 1996       ADVISORY OR SUB-ADVISORY FEE RATE*
    --------------------------         --------------------------------       ---------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Sierra Trust Funds                              $156,576,557                 0.15% of average daily net assets
     Global Money Fund
-----------------------------------------------------------------------------------------------------------------------------------
The Sierra Variable Trust                        $20,960,861                 0.15% of average daily net assets
     Global Money Fund
-----------------------------------------------------------------------------------------------------------------------------------
The Preferred Group of Mutual Funds              $87,620,453                 0.15% of average daily net assets
     Preferred Money Market Fund
-----------------------------------------------------------------------------------------------------------------------------------
American Skandia Trust                           $495,479,161                0.15% on first $1 billion of average daily net assets,
     AST Money Market Portfolio                                              0.10% on balance
-----------------------------------------------------------------------------------------------------------------------------------

* Monthly compensation at the annual rate of the average daily net assets of the respective Portfolio.


Names and Addresses of all Parents of J.P. Morgan Investment Management, Inc.

If anyone owns 10% or more of the outstanding voting securities of J.P. Morgan Investment Management, Inc., state the name and address of such person.

J. P. Morgan Investment Management Inc. is a wholly-owned subsidiary of J. P. Morgan & Co. Incorporated, located at 60 Wall Street, New York, New York 10260-0060.



                      AEGON USA INVESTMENT MANAGEMENT, INC.
                               4333 EDGEWATER ROAD
                             CEDAR RAPIDS, IA 52499


         The following table indicates the principal executive officer and directors of the Sub-Adviser, together with their principal occupations.


-----------------------------------------------------------------------------------------------------------------
          DIRECTORS AND PRINCIPAL OFFICER                            PRINCIPAL OCCUPATIONS
          -------------------------------                            ---------------------
-----------------------------------------------------------------------------------------------------------------
Patrick E. Falconio, President and Director           President & Director;  Executive  Vice President and Chief
                                                      Financial Officer of AEGON USA, Inc.
-----------------------------------------------------------------------------------------------------------------
Brenda K. Clancy, Director                            Vice President, and Controller of AEGON USA, Inc.
-----------------------------------------------------------------------------------------------------------------
Craig D. Vermie, Director                             Vice President, Secretary and General Counsel of AEGON USA,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------


Names and Addresses of all Parents of AEGON USA Investment Management, Inc.:

AEGON USA Investment Management, Inc., located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, is a wholly-owned subsidiary of AUSA Holding Company, 1111 North Charles Street, Baltimore, Maryland 21201, which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc., 4333 Edgewater Road, N.E., Cedar Rapids, Iowa 52499, which is a wholly-owned subsidiary of AEGON U.S. Holding Corporation, 1111 North Charles Street, Baltimore, Maryland 21201, which is wholly-owned by Voting Trust, located in Short Hills, New Jersey, which is controlled by AEGON International B.V., which is wholly-owned by AEGON, n.v., both located in the Netherlands.



                   VAN KAMPEN AMERICAN ASSET MANAGEMENT, INC.
                               2800 POST OAK BLVD.
                                HOUSTON, TX 77253


         The following table indicates the principal executive officer and directors of the Sub-Adviser, together with their principal occupations.


-----------------------------------------------------------------------------------------------------------------------------------
        DIRECTOR AND PRINCIPAL OFFICER                               PRINCIPAL OCCUPATIONS
        ------------------------------                               ---------------------
-----------------------------------------------------------------------------------------------------------------------------------
Don G. Powell, Chairman, CEO and Director          Chairman, CEO and Director of Van Kampen American Capital Asset Management, Inc.
                                                   ("Van Kampen") and CEO and Director of Van Kampen American Capital, Inc.
                                                   (`VKAC").
-----------------------------------------------------------------------------------------------------------------------------------
Dennis J. McDonnell, Director                      President,  COO and Director of Van Kampen and Van Kampen American  Capital
                                                   Investment Advisory Corp. ("VK Advisor") and Executive Vice President of VKAC.
-----------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg, Director                         Executive Vice President and General Counsel of VKAC.
-----------------------------------------------------------------------------------------------------------------------------------
William R. Rybak, Director                         Executive Vice President and Chief Financial Officer of VKAC.
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Robert C. Peck, Jr., Director                      Executive Vice President of Van Kampen.
-----------------------------------------------------------------------------------------------------------------------------------
Alan T. Sachtleben, Director                       Executive Vice President of Van Kampen.
-----------------------------------------------------------------------------------------------------------------------------------
Peter W. Hegel, Director                           Executive Vice President of VK Advisor.
-----------------------------------------------------------------------------------------------------------------------------------

                   VAN KAMPEN AMERICAN ASSET MANAGEMENT, INC.


         The following table indicates the size of each investment company having an investment objective similar to that of the Emerging Growth Portfolios advised or sub-advised by the Sub-Adviser and the advisory fee rate.


-----------------------------------------------------------------------------------------------------------------------------------
                NAME OF INVESTMENT COMPANY          NET ASSETS ON SEPTEMBER 20, 1996      ADVISORY OR SUB-ADVISORY FEE RATE*
                --------------------------          --------------------------------      ---------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Van Kampen American Capital                                                            0.575% on the first $350 million;
     Emerging Growth Fund                                    $2,554,444,400            0.525% on the next $350 million;
                                                                                       0.475% on the next $350 million; and
                                                                                       0.425% on the excess over $1.05 billion
-----------------------------------------------------------------------------------------------------------------------------------
Common Sense Trust                                                                     0.65% on the first $1 billion;
     Common Sense Emerging Growth Fund                         $85,708,280             0.60% on the next $1 billion;
                                                                                       0.55% on the next $1 billion; and
                                                                                       0.45% on the excess over $4 billion
-----------------------------------------------------------------------------------------------------------------------------------
WNL Series Trust, Van Kampen American Capital                  $1,828,410              0.50% on the Fund's average net assets
     Emerging Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Van Kampen American Capital Life Investment Trust              $5,146,216              0.70% of the Fund's average daily net assets
     Emerging Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------------------

* Monthly compensation at the annual rate of the average daily net assets of the respective Portfolio.

Names and Addresses of all Parents of Van Kampen American Capital Asset Management, Inc.

If anyone owns 10% or more of the outstanding voting securities of Van Kampen American Capital Asset Management, Inc., state the name and address of such person.

Van Kampen American Capital Asset Management, Inc. is a wholly-owned subsidiary of Van Kampen American Capital, Inc., a Delaware corporation ("VKAC"). VKAC, in turn, is wholly-owned by VK/AC Holding, Inc., a Delaware corporation ("Holding"). The corporate headquarters of both Holding and VKAC are located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 and 2800 Post Oak Boulevard, Houston, Texas 77056/


                            JANUS CAPITAL CORPORATION
                               100 FILLMORE STREET
                                DENVER, CO 80206

         The following table indicates the principal executive officer and directors of the Sub-Adviser, together with their principal occupations.

-----------------------------------------------------------------------------------------------------------------------------------
                            DIRECTORS AND PRINCIPAL OFFICER                                           PRINCIPAL OCCUPATIONS
                            -------------------------------                                           ---------------------
-----------------------------------------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman, President, CEO and Director              President of Janus Capital Corporation, Janus Investment Fund
                                                                     and Janus Aspen Series.

-----------------------------------------------------------------------------------------------------------------------------------
James P. Craig Vice President, CIO and Director                      Vice President and Chief Investment Officer  of Janus Capital
                                                                     Corp.; Executive Vice President of Janus Investment Fund and
                                                                     Janus Aspen Series.
-----------------------------------------------------------------------------------------------------------------------------------
Michael N. Stolper, Director                                         President of Stolper & Co.; President of Seaport Venture, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
Michael E. Herman, Director                                          Chairman of the Finance Committee of Ewing Marion Kauffman
                                                                     Foundation; President of Kansas City Royals Baseball Team
-----------------------------------------------------------------------------------------------------------------------------------
Thomas A. McDonnell, Director                                        President, CEO and Director of DST Systems, Inc.; Executive
                                                                     Vice President and Director of Kansas Southern Inc.
----------------------------------------------------------------------------------------- -----------------------------------------
Landon H. Rowland, Director                                          President and CEO of Kansas City Southern Industries, Inc.
----------------------------------------------------------------------------------------- -----------------------------------------


         The following table indicates the size of each investment company having an investment objective similar to that of the Bond Portfolio advised or sub-advised by the Sub-Adviser and the advisory fee rate.

-------------------------------------------------------------------------------------- -----------------------------------
        NAME OF INVESTMENT COMPANY         NET ASSETS ON SEPTEMBER 20, 1996         ADVISORY OR SUB-ADVISORY FEE RATE*
        --------------------------         --------------------------------         ---------------------------------
--------------------------------------------------------------------------------------------------------------------------
Janus Investment Fund                                $579,600,000              0.65% of first $300 million 1
     Janus Flexible Income Fund                                                0.55% on assets over $300 million
--------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series                                    $22,200,000              0.65% of first $300 million 1
     Flexible Income Portfolio                                                    .55% of assets over $300 million
--------------------------------------------------------------------------------------------------------------------------
IDEX II Series Fund                                   $18,383,000              50% of fees received by Adviser less 50% of
     IDEX II Flexible Income Portfolio                                         fee waiveror reimbursement 2
--------------------------------------------------------------------------------------------------------------------------

* Monthly compensation at the annual rate of the average daily net assets of the respective Portfolio.
1 Subject to total expense limit of 1.00%.
2 Adviser's fee is 0.90% of first $100 million, 0.80% of next $150 million, and 0.70% on assets over $250 million.


                            JANUS CAPITAL CORPORATION

         The following table indicates the size of each investment company having an investment objective similar to that of the Growth Portfolio advised or sub-advised by the Sub-Adviser and the advisory fee rate.

------------------------------------------------------------------------------------------------------------------------------------
Janus Investment Fund                        $429,400,000            1.00% of first $30 million
   Janus Olympus Fund                                                                  0.75% of next $270 million
                                                                     0.70% of next $200 million
                                                                     0.65% on assets over $500 million
-----------------------------------------------------------------------------------------------------------------------------------
Janus Investment Fund                        $3,787,200,000          1.00% of first $30 million
   Janus Twenty Fund                                                 0.75% of next $270 million
                                                                     0.70% of next $200 million
                                                                     0.65% on assets over $500 million
-----------------------------------------------------------------------------------------------------------------------------------
American Skandia Trust                        $747,215,000           0.60% of first $100 million
      Jancap Growth Portfolio                                        0.55% of next 900 million
                                                                     0.50% on assets over $1 billion
-----------------------------------------------------------------------------------------------------------------------------------
Traveler's Fund U                             $188,908,000           0.55%
     Capital Appreciation Fund
-----------------------------------------------------------------------------------------------------------------------------------
IDEX Fund                                     $399,447,000           0.50% of fees received by Adviser less 50% of fee waiver
                                                                     or reimbursement 2

-----------------------------------------------------------------------------------------------------------------------------------
IDEX II Series Fund                           $579,423,000           0.50% of fees received by Adviser less 50% of fee waiver
     IDEX Growth Portfolio                                           or reimbursement 2
-----------------------------------------------------------------------------------------------------------------------------------
IDEX Fund 3                                   $182,741,000           0.50% of fees received by Adviser less 50% of fee waiver
                                                                     or reimbursement 3
-----------------------------------------------------------------------------------------------------------------------------------

* Monthly compensation at the annual rate of the average daily net assets of the respective Portfolio.
1 Janus Capital has voluntarily agreed to waive a portion of its fee equal to 0.10% of the Portfolio's average daily net assets over $500 million but not in excess of $1 billion, and 0.05% of the portion of the Portfolio's average daily net assets over $1 billion.
2 Adviser's fee is 1.00% of first $750 million, 0.90% of next $250 million, and 0.85% on assets over $1 billion.
3   Adviser's fee is 1.00%.


                            JANUS CAPITAL CORPORATION

         The following table indicates the size of each investment company having an investment objective similar to that of the Global Portfolio advised or sub-advised by the Sub-Adviser and the advisory fee rate.

-------------------------------------------------------------------------------------------------------------------------
Janus Investment Fund                        $4,053,700,000      1.00% of first $30 million
     Janus Worldwide Fund                                        0.75% of next $270 million
                                                                 0.70% of next $200 million
                                                                 0.65% on assets over $500 million
-------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series                           $393,000,000        1.00% of first $30 million
     Worldwide Growth Portfolio                                  0.75% of next $270 million
                                                                 0.70% of next $200 million
                                                                 0.65% on assets over $500 million
-------------------------------------------------------------------------------------------------------------------------
JNL Series Trust                              $37,795,000        0.55% of first $100 million
     JNL Global Equities Series                                  0.50% of next $400 million
                                                                 0.45% on assets over $500 million
-------------------------------------------------------------------------------------------------------------------------
New England Funds Trust I                   $105,648,000 2       0.65% of first $50 million
     New England Star Worldwide Fund                             0.60% of next $50 million
                                                                 0.55% on ssets over $100 million
-------------------------------------------------------------------------------------------------------------------------
IDEX II Series Fund                          $143,686,000        0.50% of fees received by Adviser less 50% of fee waiver
     IDEX II Global Portfolio                                    or reimbursement 3
-------------------------------------------------------------------------------------------------------------------------

* Monthly compensation at the annual rate of the average daily net assets of the respective Portfolio.
1 Janus Capital has agreed to reduce the Portfolio's advisory fee to the extent that such fee exceeds the effective rate of Janus Investment Fund - Janus Worldwide Fund. The effective rate is the advisory fee calculated by Janus Worldwide Fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rate of Janus Worldwide Fund was 0.67% for the quarter ended March 31, 1996.
2  Portion of assets managed by Janus Capital is $22,506,722.
3 Adviser's fee is 1.00% of first $750 million, 0.90% of next $250 million, and 0.85% on assets over $1 billion.


                            JANUS CAPITAL CORPORATION

Names and Addresses of all Parents of Janus Capital Corporation:

Kansas City Southern Industries, Inc.
114 West 11th Street
Kansas City, MO 64105

If anyone owns 10% or more of the outstanding voting securities of Janus Capital Corporation, state the name and address of such person:


Kansas City Southern Industries, Inc. owns approximately 83% of the outstanding voting stock of Janus Capital Corporation.

Thomas H. Bailey, 100 Fillmore Street, Denver, CO 80206, owns approximately 12% of the outstanding voting stock of Janus Capital Corporation.



                     NWQ INVESTMENT MANAGEMENT COMPANY, INC.
                              655 SOUTH HOPE STREET
                                   11TH FLOOR
                              LOS ANGELES, CA 90017


         The following table indicates the principal executive officer and directors of the Sub-Adviser, together with their principal occupations.


-------------------------------------------------------------------------------------------------------------------------
DIRECTORS AND PRINCIPAL OFFICER                                        PRINCIPAL OCCUPATIONS
-------------------------------                                        ---------------------
-------------------------------------------------------------------------------------------------------------------------
David A. Polak, Director, President and Chief Investment Officer       Director, President and CIO of
                                                                       NWQ Investment Management Company, Inc. ("NWQ").
-------------------------------------------------------------------------------------------------------------------------
Edward C. Friedel, Jr., Director                                       Director and Managing Director of NWQ.
-------------------------------------------------------------------------------------------------------------------------
James H. Galbreath, Director                                           Director and Managing Director of NWQ.
-------------------------------------------------------------------------------------------------------------------------


         The following table indicates the size of each investment company having an investment objective similar to that of the Value Equity Portfolio advised or sub-advised by the Sub-Adviser and the advisory fee rate.


----------------------------------------------------------------------------------------------------------------------------
NAME OF INVESTMENT COMPANY     NET ASSETS ON SEPTEMBER 20, 1996     ADVISORY OR SUB-ADVISORY FEE RATE*
--------------------------     --------------------------------     ---------------------------------
----------------------------------------------------------------------------------------------------------------------------
UAM Funds, Inc.                         $3,175,828                  0.70% Investment Advisory Fee
 NWQ Value Equity Portfolio                                         NOTE:  Until 2/28/97, the Adviser has voluntarily agreed
                                                                    to waive all or part of its advisory fee, and to
                                                                    reimburse the portfolio for administrative and other
                                                                    expenses if necessary, in order to keep total annual
                                                                    operating expenses of the portfolio from exceeding 1.00%
                                                                    for the Value Equity Portfolio's Institutional Class
                                                                    Shares and 1.40% for the Value Equity Portfolio's
                                                                    Service Class* shares.
                                                                    (*Approved but not funded currently.)
----------------------------------------------------------------------------------------------------------------------------

* Monthly compensation at the annual rate of the average daily net assets of the respective Portfolio.

                     NWQ INVESTMENT MANAGEMENT COMPANY, INC.


Names and Addresses of all Parents of NWQ Investment Management Company, Inc.

United Asset Management Holdings, Inc.
One International Place
Boston, MA 02110

If anyone owns 10% or more of the outstanding voting securities of NWQ Investment Management Company, Inc., state the name and address of such person.

United Asset Management Holdings, Inc. is 100% shareholder of NWQ Investment Management Company, Inc.

NOTE: United Asset Management Corp. (a public reporting company under Section 12 & 15(d) of the Securities Exchange Act of 1934) is 100% shareholder of United Asset Management Holdings, Inc. (Same address)



                            C.A.S.E. MANAGEMENT, INC.
                                2255 GLADES ROAD
                                   SUITE 221-A
                              BOCA RATON, FL 33431


         The following table indicates the principal executive officer and directors of the Sub-Adviser, together with their principal occupations.


----------------------------------------------------------------------------------------------------------------------------------
DIRECTORS AND PRINCIPAL OFFICER                                        PRINCIPAL OCCUPATIONS
-------------------------------                                        ---------------------
----------------------------------------------------------------------------------------------------------------------------------
William E. Lange, Chairman and CEO            President of C.A.S.E. Inc., President, CEO and Founder of C.A.S.E. Management, Inc.
----------------------------------------------------------------------------------------------------------------------------------
James M. LaBonte, COO and CFO                 Operations Officer of C.A.S.E., Inc. and C.A.S.E. Management, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Bruce Jordan, CCO                             Portfolio Manager and Compliance Officer for C.A.S.E. Management, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Robert G. Errigo, Vice President              Financial Consultant and Investment Committee Member for C.A.S.E. Management, Inc.
----------------------------------------------------------------------------------------------------------------------------------


Names and Addresses of all Parents of C.A.S.E. Management, Inc.

If anyone owns 10% or more of the outstanding voting securities of C.A.S.E. Management, Inc., state the name and address of such person.

C.A.S.E., Inc. owns 100% of C.A.S.E. Management, Inc.

William E. Lange owns 71% of C.A.S.E., Inc., 2255 Glades Road, Suite 221-A, Boca Raton, Florida 33431

Fred Cowburn owns 12.6% of C.A.S.E., Inc., 127 Maple Street, New Providence, New Jersey 07760

                                    EXHIBIT A

                              WRL SERIES FUND, INC.

                                 FORM OF CURRENT
                          INVESTMENT ADVISORY AGREEMENT
                       FOR THE ________________ PORTFOLIO
                          OF THE WRL SERIES FUND, INC.


         This Agreement, entered into as of __________, 19__, is between WRL Series Fund, Inc., a Maryland corporation (referred to herein as the "Fund"), and Western Reserve Life Assurance Co. of Ohio, an Ohio corporation (referred to herein as "WRL"), to provide certain investment advisory services with respect to a certain series of shares of common stock of the Fund, allocated to the _________ Portfolio (the "Portfolio").

         The Fund is registered as an open-end investment company under the Investment Company Act of 1940, as amended, (the "1940 Act") and consists of more than one series of shares, including the Portfolio. In managing its Portfolio, as well as in the conduct of certain of its affairs, the Fund wishes to have the benefit of the investment advisory services of WRL and its assistance in performing certain management, administrative and promotional functions. WRL desires to furnish such services for the Portfolio and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

         1. INVESTMENT ADVISORY SERVICES. In its capacity as investment adviser to the Portfolio, WRL shall have the following responsibilities:

              (a) to furnish continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;

              (b) to cause its officers to attend meetings and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Board of Directors and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of the Portfolio, the investment recommendations of WRL, and the investment considerations which have given rise to those recommendations; and

              (c) to supervise the purchase and sale of securities of the Portfolio as directed by the appropriate officers of the Fund.

         It is understood and agreed that WRL may, and intends to, enter into a Sub-Advisory Agreement with a duly registered investment adviser (the "Sub-Adviser"), under which the Sub-Adviser will furnish investment information and advice to assist WRL in carrying out its responsibilities under this Section
1. The compensation to be paid to the Sub-Adviser for such services and the other terms and conditions under which the services shall be rendered by the Sub-Adviser shall be set forth in the Sub-Advisory Agreement; provided, however, that such Agreement shall be approved by the Board of Directors and by the holders of the outstanding voting securities of the Portfolio in accordance with the requirements of Section 15 of the 1940 Act), and shall otherwise be subject to, and contain such provisions as shall be required by, the 1940 Act.

         2. MANAGEMENT AND ADMINISTRATIVE SERVICES. WRL shall furnish or make available to the Portfolio the services of executive and management personnel to supervise the performance of all administrative, recordkeeping, shareholder relations, regulatory reporting and compliance, and all other functions of the Portfolio (other than the investment advisory services provided for in Section
1), including supervising and coordinating the services of the Portfolio's custodian and transfer agent. WRL shall also assist the Portfolio in maintaining communications and relations with shareholders of the Portfolio, answer shareholder inquiries or supervise such activity by the Portfolio's transfer agent, and assist in the preparation of reports to shareholders of the Portfolio.

         3. WRL EXPENSES. In addition to the expenses which WRL may incur in the performance of its services pursuant to Sections 1 and 2 above, WRL shall incur and pay the following expenses relating to the Portfolio's organization and operations:

              (a) All costs and expenses, including legal and accounting fees, incurred in connection with the formation and organization of the Portfolio, including the preparation (and filing, when necessary) of the Portfolio contracts, plans and documents; conducting meetings of organizers, directors and shareholders, and all other matters relating to the formation and organization of the Portfolio and the preparation for offering its shares. The organization of the Portfolio for all of the foregoing purposes will be considered completed upon effectiveness of the post-effective amendment to the Fund's registration statement to register the Portfolio under the Securities Act of 1933.

              (b) All costs and expenses, including legal and accounting fees, filing fees and printing costs, in connection with the preparation and filing of the post-effective amendment to the Fund's registration statement to register the Portfolio under the Securities Act of 1933 and the 1940 Act (including all amendments thereto prior to the effectiveness of the registration statement under the Securities Act of 1933);

              (c) All costs and expenses, including legal fees and filing fees, in connection with registering or qualifying the Portfolio's shares for sale under the securities laws, if applicable, of such states as the Fund shall designate prior to the effectiveness of approval of such registration or qualifications in each such state;

              (d) Reasonable compensation, fees and related expenses of the officers and Directors of the Fund, except for such Directors who are not interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of WRL; and

              (e) Rental of offices for the Portfolio.

         4. OBLIGATIONS OF THE FUND. The Fund shall have the following obligations under this Agreement:

              (a) to keep WRL continuously and fully informed as to the composition of the Portfolio's investment securities and the nature of all of its assets and liabilities from time to time;

              (b) to furnish WRL with a certified copy of any financial statement or report prepared for the Portfolio by certified or independent public accountants, and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

              (c) to furnish WRL with any further materials or information which WRL may reasonably request to enable it to perform its functions under this Agreement; and (d) to compensate WRL for its services in accordance with the provisions of Section 5 hereof.

         5. COMPENSATION. For its services under this Agreement, WRL is entitled to receive from the Portfolio a monthly fee, payable on the last day of each month during which or part of which this Agreement is in effect, of 1/12 of ____% (see Schedule A attached for a list of each Portfolio's advisory fee rate) of the average daily net assets of the Portfolio for such month. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate pro-ration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

         6. EXPENSES PAID BY THE PORTFOLIO. Subject to the provisions of Section 7, below, and except as provided in this paragraph, nothing in this Agreement shall be construed to impose upon WRL the obligation to incur, pay, or reimburse the Portfolio for any expenses not specifically assumed by WRL under Sections 1, 2 and 3 above. The Portfolio shall pay all of its other expenses including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Fund pays to its Directors who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of WRL; compensation of the Portfolio's custodian, registrar and dividend disbursing agent; current legal, accounting and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; pricing costs including the daily calculation of net asset value; auditing; certain insurance premiums; investor services including allocable telephone and personnel expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; costs of certificates and the expenses of delivering such certificates to the purchasers thereof; expenses of local representation in Maryland; expenses of shareholders' meetings and of preparing, printing and distributing proxy statement; expenses of preparation and distribution of notices and reports to shareholders; expenses of preparing and filing reports with federal and state regulatory authorities; all costs and expenses, including fees and disbursements of counsel and auditors, filing and renewal fees and printing costs in connection with the preparation and filing of any required amendments, supplements or renewals of registration statement, qualifications or prospectuses under the Securities Act of 1933 and the securities laws of any states or territories subsequent to the effectiveness of the initial registration statement under the Securities Act of 1933; all costs involved in preparing and printing prospectuses of the Portfolio; extraordinary expenses; and all other expenses properly payable by the Fund or the Portfolio. Nothing in this Section 6 shall prohibit the Fund from entering into other agreements or adopting plans which provide for the allocation of expenses of the Fund or the Portfolio to other entities, or the assumption of other expenses by the Fund or the Portfolio.

         7. LIMITATION ON EXPENSES OF THE PORTFOLIO. If the laws, regulations or policies of any state in which shares of the Portfolio are qualified for sale limit the operation and management expenses (collectively referred to as "Normal Operating Expenses" and as described below), WRL will pay on behalf of the Portfolio the amount by which such expenses exceed the lowest of such state limitations (the "Expense Limitation"). Normal Operating Expenses include, but are not limited to, the fees of the Portfolio's investment adviser, the compensation of its custodian, registrar, auditors and legal counsel, printing expenses, expenses incurred in complying with all laws applicable to the sale of shares of the Portfolio and any compensation, fees, or reimbursement which the Portfolio pays to Directors of the Fund who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of WRL, but excluding all interest and all federal, state and local taxes (such as stamp, excise, income, franchise and similar taxes). [If Normal Operating Expenses exceed in any year the Expense Limitation of the Fund, WRL shall pay for those excess expenses on behalf of the Portfolio in the year in which they are incurred. Expenses of the Portfolio shall be calculated and accrued monthly. If at the end of any month the accrued expenses of the Portfolio exceed a pro rata portion of the above-described Expense Limitation, based upon the average daily net asset value of the Portfolio from the beginning of the fiscal year through the end of the month for which calculation is made, the amount of such excess shall be paid by WRL on behalf of the Portfolio and such excess amounts shall continue to be paid until the end of a month when such accrued expenses are less than the pro rata portion of such Expense Limitation. Any necessary final adjusting payments, whether from WRL to the Portfolio or from the Portfolio to WRL, shall be made as soon as reasonably practicable after the end of the fiscal year.]

         THE INVESTMENT ADVISORY AGREEMENT BETWEEN WESTERN RESERVE LIFE AND JANUS CAPITAL CORPORATION PROVIDES THE FOLLOWING LANGUAGE UNDER SECTION
         7. LIMITATION ON EXPENSES OF FUND, WHICH IS DIFFERENT THAN THE LANGUAGE ABOVE BEGINNING WITH THE BRACKETED INFORMATION:

              "... IF AT THE END OF ANY MONTH THE ACCRUED EXPENSES OF ANY PORTFOLIO OF THE FUND EXCEED A PRO RATA PORTION OF THE ABOVE-DESCRIBED EXPENSE LIMITATION, BASED UPON THE AVERAGE DAILY NET ASSET VALUE FROM THE BEGINNING OF THE FISCAL YEAR THROUGH THE END OF THE MONTH FOR WHICH CALCULATION IS MADE, THE AMOUNT OF SUCH EXCESS SHALL BE WITHHELD FROM THE ADVISORY FEE WHICH IS PAID TO WRL PURSUANT TO PARAGRAPH 5 HEREOF AT THE END OF SUCH MONTH, AND SUCH AMOUNT SHALL NOT BE PAID UNTIL THE END

              OF A MONTH WHEN SUCH ACCRUED EXPENSES ARE LESS THAN THE PRO RATA PORTION OF SUCH EXPENSE LIMITATION. IF AT THE END OF ANY MONTH THE ACCRUED EXPENSES EXCEED THE PRO RATA PORTION OF THE EXPENSE LIMITATION BY MORE THAN THE AMOUNT OF THE ADVISORY FEE FOR SUCH MONTH, WRL SHALL PROMPTLY PAY SUCH EXCESS TO THE FUND. IF, AFTER ANY PORTION OR ALL OF THE ADVISORY FEE PAYABLE AT THE END OF ANY MONTH HAS BEEN WITHHELD FROM PAYMENT, THE ACCRUED EXPENSE OF THE FUND AT THE END OF A MONTH ARE LESS THAN THE PRO RATA PORTION OF THE EXPENSE LIMITATION, THE FUND SHALL PAY TO WRL THE AMOUNTS PREVIOUSLY WITHHELD, UP TO THE PRO RATA PORTION OF THE EXPENSE LIMITATION. ANY NECESSARY FINAL ADJUSTING PAYMENTS., WHETHER FROM WRL TO THE FUND OR FROM THE FUND TO WRL, SHALL BE MADE AS SOON AS REASONABLY PRACTICABLE AFTER THE END OF THE FISCAL YEAR."

         8. TREATMENT OF INVESTMENT ADVICE. With respect to the Portfolio, the Fund shall treat the investment advice and recommendations of WRL as being advisory only, and shall retain full control over its own investment policies. However, the Directors of the Fund may delegate to the appropriate officers of the Fund, or to a committee of Directors, the power to authorize purchases, sales or other actions affecting the Portfolio in the interim between meetings of the Directors, provided such action is consistent with the established investment policy of the Directors and is reported to the Directors at their next meeting.

         9. BROKERAGE COMMISSIONS. For purposes of this Agreement, brokerage commissions paid by the Portfolio upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Portfolio and shall be paid by the Portfolio. WRL is authorized and directed to place the Portfolio's securities transactions, or to delegate to the Sub-Adviser the authority and direction to place the Portfolio's securities transactions, only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates; provided, however, that WRL or the Sub-Adviser, may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if WRL or the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of WRL or the Sub-Adviser. WRL and the Sub-Adviser are also authorized to consider sales by a broker-dealer, of life insurance and annuity policies issued by WRL, as a factor in selecting broker-dealers to execute the Portfolio's securities transactions, provided that in placing portfolio business with such broker-dealers, WRL and the Sub-Adviser shall seek the best execution of each transaction and all such brokerage placement shall be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. Notwithstanding the foregoing, the Fund shall retain the right to direct the placement of all securities transactions of the Portfolio, and the Directors may establish policies or guidelines to be followed by WRL and the Sub-Adviser in placing securities transactions for the Portfolio pursuant to the foregoing provisions. WRL shall report on the placement of portfolio transactions each quarter to the Directors of the Fund.

         10. TERMINATION. This Agreement may be terminated at any time, without penalty, by the Directors of the Fund or by the shareholders of the Portfolio acting by vote of at least a majority of its outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) provided in either case that 60 days' written notice of termination be given to WRL at its principal place of business. This Agreement may be terminated by WRL at any time by giving 60 days' written notice of termination to the Fund, addressed to its principal place of business.

         11. ASSIGNMENT. This Agreement shall terminate automatically in the event of any assignment (as the term is defined in Section 2(a)(4) of the 1940
Act) of this Agreement.

         12. TERM. This Agreement shall continue in effect, unless sooner terminated in accordance with its terms, for an initial term ending _____________, 19__, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Directors of the Fund or the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

         13. AMENDMENTS. This Agreement may be amended only with the approval of the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940 Act) and the approval by the vote of a majority of Directors of the Fund who are not parties hereto or interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on the approval of such amendment, unless otherwise permitted in accordance with the 1940 Act.

         14. PRIOR AGREEMENTS. This Agreement constitutes the entire agreement between the parties hereto and supersedes in its entirety any and all previous agreements between the parties relative to the subject matter hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                                WRL SERIES FUND, INC.
ATTEST:


                                                By: /s/ JOHN R. KENNEY
                                                    ---------------------------
/s/ WILLIAM H. GEIGER                               Chairman of the Board
-------------------------------
Secretary
                                                WESTERN RESERVE LIFE ASSURANCE
                                                CO. OF OHIO
ATTEST:

                                                By: /s/ G. JOHN HURLEY
                                                    ---------------------------
 /s/ WILLIAM H. GEIGER                              Executive Vice President
-------------------------------
Secretary

                                   Schedule A


                                                      PERCENTAGE OF MONTHLY
PORTFOLIO                                            AVERAGE DAILY NET ASSETS
---------                                            ------------------------

Growth                                                       0.80%
Bond                                                         0.50%
Global                                                       0.80%
Money Market                                                 0.40%
Short-to-Intermediate Government                             0.60%
Emerging Growth                                              0.80%
Equity-Income                                                0.80%
Balanced                                                     0.80%
Aggressive Growth                                            0.80%
Utility                                                      0.75%
Tactical Asset Allocation                                    0.80%
Value Equity                                                 0.80%
C.A.S.E. Growth                                              0.80%
C.A.S.E. Growth & Income                                     0.80%
C.A.S.E. Quality Growth                                      0.80%
Meridian/INVESCO Global Sector                               1.10%
Meridian/INVESCO US Sector                                   1.10%
Meridian/INVESCO Foreign Sector                              1.10%
International Equity                                         1.00%
U.S. Equity                                                  0.80%

                                    EXHIBIT B

                              WRL SERIES FUND, INC.

                                FORM OF PROPOSED
                          INVESTMENT ADVISORY AGREEMENT


        This Agreement, entered into as of January 1, 1997, is between WRL Series Fund, Inc., a Maryland corporation (referred to herein as the "Fund"), and WRL Investment Management, Inc., a Florida corporation (referred to herein as "WRL Management"), to provide certain investment advisory services with respect to the series of shares of common stock of the Fund.

        The Fund is registered as an open-end investment company under the Investment Company Act of 1940, as amended, (the "1940 Act") and consists of more than one series of shares (the "Portfolios"). In managing its Portfolios, the Fund wishes to have the benefit of the investment advisory services of WRL Management and its assistance in performing certain management functions. WRL Management desires to furnish such services to the Fund and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

         1. INVESTMENT ADVISORY SERVICES. In its capacity as investment adviser to the Fund, WRL Management shall have the following responsibilities:

              (a) to furnish continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolios may own or contemplate acquiring from time to time;

              (b) to cause its officers to attend meetings and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Board of Directors and appropriate officers of the Fund fully informed as to the conditions of each investment portfolio of the Portfolios, the investment recommendations of WRL Management, and the investment considerations which have given rise to those recommendations;

              (c) to supervise the purchase and sale of securities of the Portfolios as directed by the appropriate officers of the Fund; and

              (d) to maintain all books and records required to be maintained by the Investment Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, WRL Management hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act and (iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, WRL Management may retain copies of such records.

        WRL Management shall pay all expenses incurred in connection with the performance of its responsibilities under this Agreement. It is understood and agreed that WRL Management may, and intends to, enter into Sub-Advisory Agreements with duly registered investment advisers (the "Sub-Advisers") for each Portfolio, under which each Sub-Adviser will, under the supervision of WRL Management, furnish investment information and advice with respect to one or more Portfolios to assist WRL Management in carrying out its responsibilities under this Section 1. The compensation to be paid to each Sub-Adviser for such services and the other terms and conditions under which the services shall be rendered by the Sub-Adviser shall be set forth in the Sub-Advisory Agreement between WRL

Management and each Sub-Adviser; provided, however, that such Agreement shall be approved by the Board of Directors and by the holders of the outstanding voting securities of each Portfolio in accordance with the requirements of
Section 15 of the 1940 Act, and shall otherwise be subject to, and contain such provisions as shall be required by the 1940 Act.

         2. OBLIGATIONS OF THE FUND. The Fund shall have the following obligations under this Agreement:

              (a) to keep WRL Management continuously and fully informed as to the composition of each Portfolio's investment securities and the nature of all of its assets and liabilities from time to time;

              (b) to furnish WRL Management with a certified copy of any financial statement or report prepared for each Portfolio by certified or independent public accountants, and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

              (c) to furnish WRL Management with any further materials or information which WRL Management may reasonably request to enable it to perform its functions under this Agreement; and

              (d) to compensate WRL Management for its services in accordance with the provisions of Section 3 hereof.

         3. COMPENSATION. For its services under this Agreement, WRL Management is entitled to receive from each Portfolio a monthly fee, payable on the last day of each month during which or part of which this Agreement is in effect, as set forth on Schedule A attached to this Agreement, as it may be amended from time to time in accordance with Section 11 below. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate pro-ration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

         4. EXPENSES PAID BY EACH PORTFOLIO. Nothing in this Agreement shall be construed to impose upon WRL Management the obligation to incur, pay, or reimburse a Portfolio for any expenses. A Portfolio shall pay all of its expenses including, but not limited to:

              (a) all costs and expenses, including legal and accounting fees, incurred in connection with the formation and organization of a Portfolio, including the preparation (and filing, when necessary) of the Portfolio's contracts, plans and documents; conducting meetings of organizers, directors and shareholders, and all other matters relating to the formation and organization of a Portfolio and the preparation for offering its shares. The organization of a Portfolio for all of the foregoing purposes will be considered completed upon effectiveness of the post-effective amendment to the Fund's registration statement to register the Portfolio under the Securities Act of 1933.

              (b) all costs and expenses, including legal and accounting fees, filing fees and printing costs, in connection with the preparation and filing of the post-effective amendment to the Fund's registration statement to register the Portfolio under the Securities Act of 1933 and the 1940 Act (including all amendments thereto prior to the effectiveness of the registration statement under the Securities Act of 1933);

              (c) investment advisory fees;

              (d) any compensation, fees, or reimbursements which the Fund pays to its Directors who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Fund or WRL Management;

              (e) compensation of the Fund's custodian, administrator, registar and dividend disbursing agent;

              (f) legal, accounting and printing expenses;

              (g) other administrative, clerical, recordkeeping and bookkeeping expenses;

              (h) pricing costs, including the daily calculation of net asset value;

              (i) auditing;

              (j) insurance premiums, including Fidelity Bond Coverage, Error & Ommissions Coverage and Directors and Officers Coverage, in accordance with the provisions of the 1940 Act and the rules thereunder;

              (k) services for shareholders, including allocable telephone and personnel expenses;

              (l) brokerage commissions and all other expenses in connection with execution of portfolio transactions, including interest:

              (m) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports inconnection therewith;

              (n) costs of certificates and the expenses of delivering such certificates to the purchasers of shares relating thereto;

              (o) expenses of local representation in Maryland;

              (p) fees and/or expenses payable pursuant to any plan of distribution adopted with respect to the Fund in accordance with
              Section 12(b) of the 1940 Act and Rule 12b-1 thereunder;

              (q) expenses of shareholders' meetings and of preparing, printing and distributing notices, proxy statements and reports to shareholders;

              (r) expenses of preparing and filing reports with federal and state regulatory authorities;

              (s) all costs and expenses, including fees and disbursements, of counsel and auditors, filing and renewal fees and printing costs in connection with the filing of any required amendments, supplements or renewals of registration statement, qualifications or prospectuses under the Securities Act of 1933 and the securities laws of any states or territories subsequent to the effectiveness of the initial registration statement under the Securities Act of 1933;

              (t) all costs involved in preparing and printing prospectuses of the Fund;

              (u) extraordinary expenses; and

              (v) all other expenses properly payable by the Fund or the Portfolios.

         5. TREATMENT OF INVESTMENT ADVICE. With respect to the Portfolios, the Fund shall treat the investment advice and recommendations of WRL Management as being advisory only, and shall retain full control over its own investment policies. However, the Directors of the Fund may delegate to the appropriate officers of the Fund, or to a committee of Directors, the power to authorize purchases, sales or other actions affecting the Portfolios in the interim between meetings of the Directors, provided such action is consistent with the established investment policy of the Directors and is reported to the Directors at their next meeting.

         6. BROKERAGE COMMISSIONS. For purposes of this Agreement, brokerage commissions paid by each Portfolio upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Portfolio and shall be paid by the Portfolio. WRL Management is authorized and directed to place each Portfolio's securities transactions, or to delegate to the Sub-Adviser of that Portfolio the authority and direction to place the Portfolio's securities transactions, only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable price and at reasonable commission rates (best price and execution); provided, however, that WRL Management or the Sub-Adviser, may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if WRL Management or the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of WRL Management or the Sub-Adviser. WRL Management and the Sub-Adviser are also authorized to consider sales of individual and group life insurance policies and/or variable annuity contract issued by Western Reserve Life Assurance Co. of Ohio by a broker-dealer as a factor in selecting broker-dealers to execute the Portfolio's securities transactions, provided that in placing portfolio business with such broker-dealers, WRL Management and the Sub-Adviser shall seek the best execution of each transaction and all such brokerage placement shall be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. Notwithstanding the foregoing, the Fund shall retain the right to direct the placement of all securities transactions of the Portfolios, and the Directors may establish policies or guidelines to be followed by WRL Management and the Sub-Advisers in placing securities transactions for each Portfolio pursuant to the foregoing provisions. WRL Management shall report on the placement of portfolio transactions each quarter to the Directors of the Fund.

         7. LIMITATION ON EXPENSES OF THE PORTFOLIOS. If the insurance or securities laws, regulations or policies of any state in which shares of the Portfolios are qualified for sale limit the operation and management expenses (collectively referred to as "Normal Operating Expenses" and as described below), WRL Management will pay on behalf of the Portfolios the amount by which such expenses exceed the lowest of such state limitations (the "Expense Limitation"). Normal Operating Expenses include, but are not limited to, the fees of the Portfolios' investment adviser, the compensation of its custodian, registrar, auditors and legal counsel, printing expenses, expenses incurred in complying with all laws applicable to the sale of shares of the Portfolios and any compensation, fees, or reimbursement which the Portfolios pay to Directors of the Fund who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of WRL Management, but excluding all interest and all federal, state and local taxes (such as stamp, excise, income, franchise and similar taxes). If Normal Operating Expenses exceed in any year the Expense Limitation of the Fund, WRL Management shall pay for those excess expenses on behalf of the Portfolios in the year in which they are incurred. Expenses of the Portfolios shall be calculated and accrued monthly. If at the end of any month the accrued expenses of the Portfolios exceed a pro rata portion of the above-described Expense Limitation, based upon the average daily net asset value of the Portfolios from the beginning of the fiscal year through the end of the month for which calculation is made, the amount of such excess shall be paid by WRL Management on behalf of the Portfolios and such excess amounts shall continue to be paid until the end of a month when such accrued expenses are less than the pro rata portion of such Expense Limitation. Any necessary final adjusting payments, whether from WRL Management to the Portfolios or from the Portfolios to WRL Management, shall be made as soon as reasonably practicable after the end of the fiscal year.

         8. TERMINATION. This Agreement may be terminated at any time, without penalty, by the Directors of the Fund or by the shareholders of each Portfolio acting by vote of at least a majority of its outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) provided in either case that 60 days' written notice of termination be given to WRL Management at its principal place of business. This Agreement may be terminated by WRL Management at any time by giving 60 days' written notice of termination to the Fund, addressed to its principal place of business.

         9. ASSIGNMENT. This Agreement shall terminate automatically in the event of any assignment (as the term is defined in Section 2(a)(4) of the 1940
Act) of this Agreement.

         10. TERM. This Agreement shall continue in effect, unless sooner terminated in accordance with its terms, for an initial term ending January 1, 1999 and shall continue in effect from year to year thereafter provided such continuance is specifically approved at least annually by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Directors of the Fund or the affirmative vote of a majority of the outstanding voting securities of each Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

         11. AMENDMENTS. This Agreement may be amended only with the approval of the affirmative vote of a majority of the outstanding voting securities of each Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940 Act) and the approval by the vote of a majority of Directors of the Fund who are not parties hereto or interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on the approval of such amendment, unless otherwise permitted in accordance with the 1940 Act.

         12. PRIOR AGREEMENTS. This Agreement constitutes the entire agreement between the parties hereto and supersedes in its entirety any and all previous agreements between the parties relative to the subject matter hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


ATTEST:                                   WRL SERIES FUND, INC.



________________________                  By:__________________________________
Assistant Vice President                     Chairman of the Board and President
and Assistant Secretary


ATTEST:                                   WRL INVESTMENT MANAGEMENT, INC.



________________________                  By:__________________________________
Assistant Vice President                     President and Treasurer
and Assistant Secretary

                                   Schedule A


                                                       PERCENTAGE OF MONTHLY
PORTFOLIO                                            AVERAGE DAILY NET ASSETS
---------                                            ------------------------
Growth                                                        0.80%
Bond                                                          0.50%
Global                                                        0.80%
Money Market                                                  0.40%
Short-to-Intermediate Government                              0.60%
Emerging Growth                                               0.80%
Equity-Income                                                 0.80%
Balanced                                                      0.80%
Aggressive Growth                                             0.80%
Utility                                                       0.75%
Tactical Asset Allocation                                     0.80%
Value Equity                                                  0.80%
C.A.S.E. Growth                                               0.80%
C.A.S.E. Growth & Income                                      0.80%
C.A.S.E. Quality Growth                                       0.80%
Meridian/INVESCO Global Sector                                1.10%
Meridian/INVESCO US Sector                                    1.10%
Meridian/INVESCO Foreign Sector                               1.10%
International Equity                                          1.00%
U.S. Equity                                                   0.80%

                                    EXHIBIT C

                              WRL SERIES FUND, INC.

              ADMINISTRATIVE SERVICES AND TRANSFER AGENCY AGREEMENT

         This Agreement is entered into as of January 1, 1997 by WRL Series Fund, Inc. (the "Fund"), a Maryland corporation, and WRL Investment Services, Inc. ("WRL Services"), a Florida corporation.

         WHEREAS, the Fund is a diversified, open-end management investment company consisting of separate series or investment portfolios (the "Portfolios" or "Portfolio"); and

         WHEREAS, WRL Services is an administrative services company located at 201 Highland Avenue, Largo, Florida, 33770, which is or will be registered as a transfer agent under Section 17A(c)(1) of the Securities Act of 1934, as amended, and is a wholly-owned subsidiary of WRL Investment Management, Inc., a registered investment adviser; and

         WHEREAS, the Fund seeks to engage WRL Services to furnish the Fund with administrative services to assist the Fund in carrying out certain of its functions and operations.

         WHEREAS, WRL Services desires to provide administrative services to the Fund, in accordance with the terms of this Agreement.

         WHEREAS, it is the purpose of this Agreement to express the mutual agreement of the parties hereto with respect to the services to be provided by WRL Services to the Fund and the terms and conditions under which such services will be rendered.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

              1. ADMINISTRATIVE SERVICES PROVIDED. WRL Services shall provide supervisory, administrative, and transfer agency services to each Portfolio of the Fund. Subject to the overall supervision of the Board of Directors of the Fund, WRL Services shall furnish to each
              Portfolio:

          \Bullet\ The services of personnel to supervise and perform all administrative, clerical, recordkeeping and bookkeeping services for the Fund, including acting as registrar for the Fund and recording the ownership of Fund shares and changes in or transfers of such ownership;

          \Bullet\ To the extent agreed upon by the parties hereto from time to time, monitor and verify Investors Bank & Trust Company's daily calculation of net asset values;

          \Bullet\ Preparation and filing of all returns and reports in connection with federal, state and local taxes;

          \Bullet\ Shareholder relations functions, including preparation of notices to shareholders;

          \Bullet\ Regulatory reporting and compliance, including preparation of any required amendments, supplements or renewals of registration statements, qualifications or prospectuses under the Securities Act of 1933 and the securities laws of any states or territories subsequent to the effectiveness of the initial registration statement under the Securities Act of 1933;

          \Bullet\ All other matters relating to the operation of the Portfolios, other than investment management and distribution functions;

          \Bullet\ Supervise and coordinate the Fund's custodian and its dividend disbursing agent and monitor their services to each Portfolio;

          \Bullet\  Assist each Portfolio in preparing reports to shareholders;
                    and

          \Bullet\ Provide office space, telephones and other office equipment as necessary in order for WRL Services to perform administrative services to the Fund as described herein.


         2. OBLIGATIONS OF EACH PORTFOLIO OF THE FUND. Each Portfolio shall have the following obligations under this Agreement:

                    (a) to provide WRL Services with access to all information, documents and records of and about each Portfolio that are necessary for WRL Services to carry out the performance of its duties under this Agreement;

                    (b) to furnish WRL Services with a certified copy of any financial statement or report prepared for any Portfolio by certified or independent public accountants, and with copies of any financial statements or reports made by such Portfolio to its shareholders or to any governmental body or securities exchange; and

                    (c) to reimburse WRL Services for the services performed by WRL Services pursuant to Section 1 of this Agreement during its term, on a costs incurred basis. WRL Services shall be responsible for providing all personnel, materials, and other resources necessary in order for WRL Services to perform its obligations under Section 1 of this Agreement. The Fund will in turn reimburse WRL Services for the expense of such personnel, materials, and other resources by paying to WRL Services an amount equal to the cost of such personnel, materials and other resources, as incurred by WRL Services in a calendar month, within fifteen calendar days following the end of such calendar month. In the event that this Agreement shall be effective for only part of a calendar month, the amount to be paid by the Fund to WRL Services with respect to such calendar month will be based on costs incurred during the term of effectiveness. Expenses reimbursed by the Fund pursuant to this Section 2(c) shall be paid by each Portfolio in relative proportion to the accumulation value or cash value of the variable contracts held by owners of variable life insurance and variable annuities allocated to the investment options funded by such Portfolio.

         3. INVESTMENT COMPANY ACT COMPLIANCE. In performing services hereunder, WRL Services shall at all times comply with applicable provisions of the Investment Company Act of 1940, as amended (the "1940 Act") and any other federal or state securities laws. In addition, and without limiting the foregoing, this Agreement is subject to the 1940 Act and rules thereunder; to the extent that any provision of this Agreement would require a party to take any action prohibited by the 1940 Act and rules thereunder, or would preclude a party from taking any action required by the 1940 Act and rules thereunder, then it is the intention of the parties hereto that such provision shall be enforced only to the extent permitted under the 1940 Act and rules thereunder; and that all other provisions of this Agreement shall remain valid and enforceable as if the provision at issue had never been a part hereof.

         4. RECORDS. WRL Services recognizes and agrees that, pursuant to Rule 31a-3 under the 1940 Act, records required to be maintained by the Fund pursuant to Rule 31a-1 and/or Rule 31a-2 under the 1940 Act that are maintained by WRL Services, for and on behalf of the Fund, are the property of the Fund; shall be maintained, updated, preserved, and made available in accordance with the 1940 Act and rules thereunder; and will be surrendered promptly to the Fund upon request.

         5. TERM AND TERMINATION.

              (a) This Agreement shall continue in effect until terminated pursuant to provisions hereof.

              (b) This Agreement may be terminated at any time, without penalty, by the Fund by giving 60 days' written notice of such termination to WRL Services at its principal place of business; or may be terminated at any time by WRL Services by giving 60 days' written notice of such termination to the Fund at its principal place of business.

         6. AMENDMENTS. This Agreement may be amended only by written instrument signed by the parties hereto.

         7. PRIOR AGREEMENTS. This Agreement supersedes all prior agreements between the parties relating to the subject matter hereof, and all such prior agreements are deemed terminated upon the effectiveness of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


Attest:                                WRL SERIES FUND, INC.



_____________________________          By: _____________________________________
Priscilla I. Hechler                       John R. Kenney, Chairman of the Board
Assistant Vice President                   and President
and Assistant Secretary


Attest:                                WRL INVESTMENT SERVICES, INC.



_____________________________          By: _____________________________________
Thomas E. Pierpan                          Kenneth P. Beil, President and
Secretary, Vice President and              Treasurer
General Counsel

                                   EXHIBIT D-1

                         FORM OF SUB-ADVISORY AGREEMENT

                          FOR THE FOLLOWING PORTFOLIOS:


         1.       Aggressive Growth Portfolio
         2.       Balanced Portfolio
         3.       Bond Portfolio
         4.       C.A.S.E. Growth Portfolio
         5.       C.A.S.E. Growth & Income Portfolio
         6.       C.A.S.E. Quality Growth Portfolio
         7.       Emerging Growth Portfolio
         8.       Equity-Income Portfolio
         9.       Global Portfolio
         10.      Growth Portfolio
         11.      Meridian/INVESCO Foreign Sector Portfolio
         12.      Meridian/INVESCO Global Sector Portfolio
         13.      Meridian/INVESCO US Sector Portfolio
         14.      Short-to-Intermediate Government Portfolio
         15.      Tactical Asset Allocation Portfolio
         16.      Utility Portfolio
         17.      Value Equity Portfolio


The Sub-Advisory Agreement for Money Market Portfolio is separately attached as Exhibit D-2.

                         FORM OF SUB-ADVISORY AGREEMENT


         SUB-ADVISORY AGREEMENT, made as of the ____ day of _______, 1997, between WRL Investment Management, Inc. ("Investment Adviser"), a corporation organized and existing under the laws of the State of Florida and _______________________________ ("Sub-Adviser"), a corporation organized and existing under the laws of the State of _______.

         THE SUB-ADVISORY AGREEMENTS WITH MERIDIAN INVESTMENT MANAGEMENT CORPORATION AND INVESCO GLOBAL ASSET MANAGEMENT LIMITED REPLACE THE TERM "SUB-ADVISER" WITH THE TERM "CO-SUB-ADVISER" THROUGHOUT THE AGREEMENTS.

         THE SUB-ADVISORY AGREEMENT WITH FEDERATED INVESTMENT COUNSELING REPLACES THE TERM "CORPORATION" WITH "BUSINESS TRUST," TO REFLECT FEDERATED INVESTMENT COUNSELING'S FORM OF ORGANIZATION.

         WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of January, 1997 ("Advisory Agreement") with the WRL Series Fund, Inc. ("Fund"), a Maryland corporation which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the Fund is authorized to issue shares of the ____________ Portfolio ("Portfolio"), a separate series of the Fund;

         WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

         WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the Portfolio and the Sub-Adviser is willing to furnish such services.

         NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

         1. APPOINTMENT.

         Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2. DUTIES OF THE SUB-ADVISER.

              A. INVESTMENT SUB-ADVISORY SERVICES. Subject to the supervision of the Fund's Board of Directors ("Board") and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the investments of the Portfolio in accordance with the Portfolio's investment objective, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or the Fund by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the Portfolio's investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Portfolio, is authorized, in its discretion and without prior consultation with the Portfolio or the Investment Adviser, to:

              THE SUB-ADVISORY AGREEMENT WITH FEDERATED INVESTMENT COUNSELING ADDS "AND PROCEDURES ADOPTED BY THE BOARD" AFTER "LIMITATIONS" IN LINE 7 OF SECTION 2A. AFTER THE SENTENCE ENDING "IN WRITING TO THE SUB-ADVISER" IN LINE 8 OF SECTION 2A, IT ADDS THE FOLLOWING
              SENTENCE: "THE PARTIES HERETO AGREE THAT THE SUB-ADVISER IS NOT A PRICING AGENT OF THE FUND, AND THAT ALL PRICES WILL BE FINALLY DETERMINED BY THE ENTITY ACTING AS PRICING AGENT TO THE FUND."

              THE SUB-ADVISORY AGREEMENT WITH JANUS CAPITAL CORPORATION REPLACES THE WORD "PORTFOLIO" WITH THE WORD "BOARD" IN LINE 14 OF SECTION 2A.

         (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

         (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

              THE SUB-ADVISORY AGREEMENT WITH MERIDIAN INVESTMENT MANAGEMENT CORPORATION REPLACES SECTION 2A(1) AND (2) WITH THE FOLLOWING:

              (1) FURNISH CONTINUOUS INVESTMENT INFORMATION, ADVICE AND RECOMMENDATIONS TO THE FUND AS TO THE ASSET ALLOCATION, INDUSTRY AND COUNTRY SELECTIONS FOR ANY OR ALL OF THE SECURITIES OR OF THE SECURITIES OR OTHER ASSETS WHICH THE PORTFOLIOS MAY OWN OR CONTEMPLATE ACQUIRING FROM TIME TO TIME;

              (2) CAUSE ITS OFFICERS TO ATTEND MEETINGS OF THE FUND AND FURNISH ORAL OR WRITTEN REPORTS, AS THE FUND MAY REASONABLY REQUIRE, IN ORDER TO KEEP THE

              FUND AND ITS OFFICERS AND BOARD FULLY INFORMED AS TO THE CONDITION OF THE INVESTMENT SECURITIES OF THE PORTFOLIOS, THE INVESTMENT RECOMMENDATIONS OF THE CO-SUB-ADVISER, AND THE INVESTMENT CONSIDERATIONS WHICH HAVE GIVEN RISE TO THOSE RECOMMENDATIONS;

                  (3) FURNISH SUCH QUANTITATIVE INVESTMENT RESEARCH, STATISTICAL AND ANALYTICAL INFORMATION AND REPORTS AS MAY REASONABLY BE REQUIRED BY THE FUND FROM TIME TO TIME; AND

                  (4) TO MAKE DECISIONS WITH REGARD TO ASSET ALLOCATION, INDUSTRY AND COUNTRY SELECTIONS FOR EACH PORTFOLIO.

                  B. ADDITIONAL DUTIES OF SUB-ADVISER. In addition to the above, Sub-Adviser shall:

         (1) furnish continuous investment information, advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;

              THE SUB-ADVISORY AGREEMENT WITH INVESCO GLOBAL ASSET MANAGEMENT LIMITED ADDS THE FOLLOWING TO THE END OF SECTION 2B(1):

              PROVIDED, HOWEVER, THAT NOT WITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, THE CO-SUB-ADVISER SHALL HAVE NO RESPONSIBILITY WITH RESPECT TO THE ALLOCATION OF EACH PORTFOLIO'S ASSETS AMONG INDUSTRIAL SECTORS OR COUNTRIES, IT BEING UNDERSTOOD THAT MERIDIAN INVESTMENT MANAGEMENT CORPORATION WILL PROVIDE SUCH ALLOCATION SERVICES TO THE INVESTMENT ADVISER.

         (2) cause its officers to attend meetings of the Fund and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund and its officers and Board fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

              THE SUB-ADVISORY AGREEMENT WITH JANUS CAPITAL CORPORATION REPLACES "THE FUND AND ITS OFFICERS AND BOARD" IN LINE 2 OF SECTION 2B(2) WITH "THE FUND'S OFFICERS, BOARD AND SHAREHOLDERS."

         (3) furnish such statistical and analytical information and reports as may reasonably be required by the Fund from time to time.

              THE SUB-ADVISORY AGREEMENT WITH JANUS CAPITAL CORPORATION INSERTS ", ITS OFFICERS AND THE BOARD" BEFORE "FROM TIME TO TIME" IN LINE 2 OF SECTION 2B(3) AND ADDS ", OTHER THAN PROPRIETARY INFORMATION AND PROVIDED SUB-ADVISER SHALL NOT BE RESPONSIBLE FOR PORTFOLIO ACCOUNTING" TO THE END OF SECTION 2B(3).

              THE SUB-ADVISORY AGREEMENT WITH MERIDIAN INVESTMENT MANAGEMENT CORPORATION DELETES SECTION 2B.

              THE SUB-ADVISORY AGREEMENT WITH INVESCO GLOBAL ASSET MANAGEMENT LIMITED ADDS THE FOLLOWING TO SECTION 2B:

              (4) IN CONNECTION WITH THE RENDERING OF THE SERVICES REQUIRED TO BE PROVIDED BY THE CO-SUB-ADVISER UNDER THIS AGREEMENT, THE CO-SUB-ADVISER MAY, TO THE EXTENT IT DEEMS APPROPRIATE AND SUBJECT TO THE PRIOR CONSENT OF THE INVESTMENT ADVISER, ENTER INTO SERVICE AGREEMENTS WITH ONE OR MORE COMPANIES AFFILIATED WITH THE CO-SUB-ADVISER ("INVESCO AFFILIATES"), PURSUANT TO WHICH SUCH INVESCO AFFILIATE(S) PROVIDES INVESTMENT MANAGEMENT INFORMATION AND SERVICES/SUPPORT TO THE CO-SUB-ADVISER WITH RESPECT TO ONE OR MORE OF THE PORTFOLIOS; PROVIDED, HOWEVER, THAT THE CO-SUB-ADVISER SHALL SUPERVISE AND REMAIN FULLY RESPONSIBLE FOR ALL SUCH SERVICES IN ACCORDANCE WITH AND TO THE EXTENT PROVIDED BY THIS AGREEMENT; AND FURTHER PROVIDED THAT EACH SUCH SERVICE AGREEMENT SHALL BE SUBJECT TO THE REQUIREMENTS OF THE 1940 ACT AND REGULATIONS THEREUNDER.

              THE SUB-ADVISORY AGREEMENT WITH JANUS CAPITAL CORPORATION ADDS THE FOLLOWING LANGUAGE TO SECTION 2B :

              (4) SUB-ADVISER SHALL BE RESPONSIBLE FOR THE PREPARATION AND FILING OF SCHEDULE 13G AND FORM 13F ON BEHALF OF THE PORTFOLIOS. SUB-ADVISER SHALL NOT BE RESPONSIBLE FOR THE PREPARATION OR FILING OF ANY REPORTS REQUIRED OF THE PORTFOLIOS BY ANY GOVERNMENTAL OR REGULATORY AGENCY, EXCEPT AS EXPRESSLY AGREED TO IN WRITING. SUB-ADVISER SHALL VOTE PROXIES RECEIVED IN CONNECTION WITH SECURITIES HELD BY THE PORTFOLIOS.

              (5) SUB-ADVISER SHALL HAVE NO RESPONSIBILITY TO MONITOR CERTAIN LIMITATIONS OR RESTRICTIONS, INCLUDING WITHOUT LIMITATION, THE 1/2 OF 1% LIMITATION ON PERSONAL TRADING (EXCEPT FOR EMPLOYEES OF SUB-ADVISER), THE "SHORT-SHORT" TEST, AND THE 90%-SOURCE TEST FOR WHICH THE SUB-ADVISER DETERMINES IT HAS NOT BEEN PROVIDED SUFFICIENT INFORMATION IN ACCORDANCE WITH SECTION 4 OF THIS AGREEMENT OR OTHERWISE. ALL SUCH MONITORING SHALL BE THE RESPONSIBILITY OF INVESTMENT ADVISER.

              C. FURTHER DUTIES OF SUB-ADVISER. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the Fund's Articles of Incorporation and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

              THE SUB-ADVISORY AGREEMENTS WITH AEGON USA INVESTMENT MANAGEMENT, INC. AND JANUS CAPITAL CORPORATION ADD THE FOLLOWING TO THE END OF
              SECTION 2C:

              SUB-ADVISER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, THAT ANY LEVEL OF PERFORMANCE OR INVESTMENT RESULTS WILL BE ACHIEVED BY ANY PORTFOLIO, OR THAT ANY PORTFOLIO WILL PERFORM COMPARABLY WITH ANY STANDARD OR INDEX, INCLUDING OTHER CLIENTS OF SUB-ADVISER, WHETHER PUBLIC OR PRIVATE.

              THE SUB-ADVISORY AGREEMENT WITH FEDERATED INVESTMENT COUNSELING ADDS THE FOLLOWING TO THE END OF SECTION 2C:

              EXCEPT AS MAY OTHERWISE BE REQUIRED BY THE 1940 ACT OR THE RULES THEREUNDER OR OTHER APPLICABLE LAW, THE FUND AND WRL

              MANAGEMENT AGREE THAT THE SUB-ADVISER, ANY AFFILIATED PERSON OF THE SUB-ADVISER, AND EACH PERSON, IF ANY, WHO, WITHIN THE MEANING OF SECTION 15 OF THE SECURITIES ACT OF 1933 CONTROLS THE SUB-ADVISER, SHALL NOT BE LIABLE FOR, OR SUBJECT TO ANY DAMAGES, EXPENSES, LOSSES IN CONNECTION WITH ANY ACT OR OMISSION CONNECTED WITH OR ARISING OUT OF ANY SERVICES RENDERED UNDER THIS AGREEMENT, EXCEPT BY REASON OF WILLFUL MISFEASANCE, BAD FAITH, OR GROSS NEGLIGENCE IN THE PERFORMANCE OF THE SUB-ADVISER'S DUTIES, OR BY REASON OF RECKLESS DISREGARD OF THE SUB-ADVISER'S OBLIGATIONS AND DUTIES UNDER THIS AGREEMENT.

         3. COMPENSATION.

         For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive a monthly investment management fee equal to ___% of the fees received by the Investment Adviser for services rendered under the Advisory Agreement by the Investment Adviser to the Portfolio. The management fee shall be payable by the Investment Adviser monthly to the Sub-Adviser upon receipt by the Investment Adviser from the Portfolio of advisory fees payable to the Investment Adviser. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

              COMPENSATION VARIES AMONG SUB-ADVISERS AND PORTFOLIOS. CONSULT SCHEDULE C FOR SPECIFIC INFORMATION ON SUB-ADVISER COMPENSATION FOR EACH PORTFOLIO.

         4. DUTIES OF THE INVESTMENT ADVISER.

              A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

              B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

              THE SUB-ADVISORY AGREEMENTS WITH AEGON USA INVESTMENT MANAGEMENT, INC. AND JANUS CAPITAL CORPORATION ADD "AND, WHEN POSSIBLE, BEFORE SUCH AMENDMENTS OR SUPPLEMENTS BECOME EFFECTIVE" TO THE END OF
              SECTION 4B.

              (1) The Articles of Incorporation of the Fund, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time ("Articles");

              (2) The By-Laws of the Fund as in effect on the date hereof and as amended from time to time ("By-Laws");

              (3) Certified resolutions of the Board of the Fund authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

              THE SUB-ADVISORY AGREEMENTS WITH AEGON USA INVESTMENT MANAGEMENT, INC. AND JANUS CAPITAL CORPORATION ADD "AND ANY

              OTHER RESOLUTIONS OF THE BOARD APPLICABLE TO THE SUB-ADVISER'S DUTIES UNDER THIS AGREEMENT" TO THE END OF SECTION 4B(3).

              (4) The Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Portfolio and its shares and all amendments thereto ("Registration Statement");

              (5) The Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;

              (6) The Fund's Prospectus (as defined above); and

              THE SUB-ADVISORY AGREEMENT WITH JANUS CAPITAL CORPORATION ADDS "AND STATEMENT OF ADDITIONAL INFORMATION" TO SECTION 4B(6).

              (7) A certified copy of any publicly available financial statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Portfolio to its shareholders or to any governmental body or securities exchange.

              THE SUB-ADVISORY AGREEMENT WITH FEDERATED INVESTMENT COUNSELING ADDS THE FOLLOWING TO SECTION 4B:

              (8) A COPY OF THE ADVISORY AGREEMENT CURRENTLY IN EFFECT, AND ALL AMENDMENTS; AND

              (9) FUND PROCEDURES ADOPTED BY THE BOARD.

         The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

              THE SUB-ADVISORY AGREEMENT WITH JANUS CAPITAL CORPORATION INSERTS THE FOLLOWING NEW SUBSECTION AFTER SUBSECTION B OF SECTION 4:

                    UNDER THE DIRECTION OF SUB-ADVISER, INVESTMENT ADVISER SHALL
              BE RESPONSIBLE FOR SETTING UP AND MAINTAINING BROKERAGE ACCOUNTS AND OTHER ACCOUNTS SUB-ADVISER DEEMS ADVISABLE TO ALLOW FOR THE PURCHASE OR SALE OF VARIOUS FORMS OF SECURITIES PURSUANT TO THIS AGREEMENT, OR SHALL TAKE SUCH ACTIONS AS SUB-ADVISER DEEMS NECESSARY OR ADVISABLE TO ENABLE SUB-ADVISER TO ESTABLISH SUCH ACCOUNTS ON BEHALF OF THE FUND.

              C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Portfolio or the public, which refer to the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

              THE SUB-ADVISORY AGREEMENT WITH JANUS CAPITAL CORPORATION ADDS "BY THE INVESTMENT ADVISER" AFTER "MATERIAL PREPARED" IN LINE 3 OF
              SECTION 4C.

         5.   BROKERAGE.

              A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rule and regulations thereunder.

              THE SUB-ADVISORY AGREEMENT WITH FRED ALGER MANAGEMENT, INC. ADDS THE FOLLOWING SENTENCE BEFORE THE LAST SENTENCE OF SECTION 5A:
              "THE SUB-ADVISER MAY DIRECT ORDERS FOR PURCHASE OR SALE OF SECURITIES TO FRED ALGER & COMPANY, INCORPORATED, A MEMBER OF THE NEW YORK STOCK EXCHANGE, INC.

              THE SUB-ADVISORY AGREEMENT WITH FEDERATED INVESTMENT COUNSELING ADDS "OR ITS AFFILIATED PERSON" AFTER "THE OVERALL
              RESPONSIBILITIES OF THE SUB-ADVISER" IN LINE 10 OF SECTION 5A.

              B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

              THE SUB-ADVISORY AGREEMENT WITH FEDERATED INVESTMENT COUNSELING ADDS "OR ITS AFFILIATED PERSON" AFTER "CLIENTS OF THE SUB-ADVISER" IN LINE 2 OF SECTION 5B.

              C. In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Portfolio shall be placed in accordance with the standards set forth in the Advisory Agreement.

              6. OWNERSHIP OF RECORDS.

              The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act and (iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, the Sub-Adviser may retain copies of such records.

              THE SUB-ADVISORY AGREEMENT WITH NWQ INVESTMENT MANAGEMENT COMPANY, INC. REPLACES "RULE 31A-1" IN LINE 6 OF SECTION 6 WITH "RULE 31A-1(F)."

         7.   REPORTS.

         The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

         8.   SERVICES TO OTHERS CLIENTS.

         Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         9.   REPRESENTATIONS OF SUB-ADVISER.

         The Sub-Adviser represents, warrants, and agrees as follows:

              A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

              B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption.

              C. The Sub-Adviser has provided the Investment Adviser and the Fund with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

              THE SUB-ADVISORY AGREEMENTS WITH AEGON USA INVESTMENT MANAGEMENT, INC. AND JANUS CAPITAL CORPORATION ADD TWO ADDITIONAL SECTIONS AFTER SECTION 9 AS FOLLOWS:

              10. CONFIDENTIALITY AND PROPRIETARY RIGHTS.

              SUB-ADVISER WILL NOT, DIRECTLY OR INDIRECTLY, AND WILL NOT PERMIT ITS AFFILIATES EMPLOYEES, OFFICERS, DIRECTORS, AGENTS, CONTRACTORS, OR THE PORTFOLIOS TO USE, DISCLOSE OR FURNISH TO ANY PERSON OR ENTITY, RECORDS OR INFORMATION CONCERNING THE BUSINESS OF SUB-ADVISER, EXCEPT AS NECESSARY FOR THE PERFORMANCE OF ITS DUTIES UNDER THIS AGREEMENT OR THE ADVISORY AGREEMENT, OR AS REQUIRED BY LAW UPON PRIOR WRITTEN NOTICE TO SUB-ADVISER. SUB-ADVISER IS THE SOLE OWNER OF THE NAME AND MARK ["AEGON USA INVESTMENT MANAGEMENT, INC."/"JANUS," AS APPLICABLE]. SUB-ADVISER SHALL NOT, AND SHALL NOT PERMIT THE PORTFOLIOS TO, WITHOUT PRIOR WRITTEN CONSENT OF SUB-ADVISER, USE THE NAME OR MARK ["AEGON USA INVESTMENT MANAGEMENT, INC."/"JANUS," AS APPLICABLE] OR MAKE REPRESENTATIONS REGARDING SUB-ADVISER OR ITS AFFILIATES. UPON TERMINATION OF THIS AGREEMENT FOR ANY REASON, INVESTMENT ADVISER SHALL IMMEDIATELY CEASE, AND SHALL CAUSE THE PORTFOLIOS TO IMMEDIATELY CEASE, ALL USE OF THE [AEGON USA INVESTMENT MANAGEMENT, INC./JANUS, AS APPLICABLE] NAME OR ANY [AEGON USA INVESTMENT MANAGEMENT, INC./JANUS, AS APPLICABLE] MARK.

              11. LIABILITY.

              EXCEPT AS MAY OTHERWISE BE PROVIDED BY THE 1940 ACT, OR OTHER FEDERAL SECURITIES LAWS, NEITHER SUB-ADVISER NOR ANY OF ITS AFFILIATES, OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, OR AGENTS SHALL BE LIABLE FOR ANY LOSS, LIABILITY, COST, DAMAGE, OR EXPENSE (INCLUDING REASONABLE ATTORNEYS' FEES AND COSTS) (COLLECTIVELY, REFERRED TO IN THIS AGREEMENT AS "LOSSES"), EXCEPT FOR LOSSES RESULTING FROM SUB-ADVISER'S GROSS NEGLIGENCE, BAD FAITH, OR WILLFUL MISCONDUCT OR RECKLESS DISREGARD OF ITS OBLIGATIONS AND DUTIES UNDER THIS AGREEMENT. INVESTMENT ADVISER SHALL HOLD HARMLESS AND INDEMNIFY SUB-ADVISER, ITS AFFILIATES, DIRECTORS, OFFICERS, SHAREHOLDERS, EMPLOYEES OR AGENTS FOR ANY LOSS NOT RESULTING FROM SUB-ADVISER'S GROSS NEGLIGENCE, BAD FAITH, OR WILLFUL MISCONDUCT OR RECKLESS DISREGARD OF ITS OBLIGATIONS AND DUTIES UNDER THIS AGREEMENT. THE OBLIGATIONS CONTAINED IN THIS SECTION 11 SHALL SURVIVE TERMINATION OF THIS AGREEMENT.

         10.  TERM OF AGREEMENT.

         This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio's outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Portfolio, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Portfolio; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party. The Sub-Adviser shall furnish to the Fund, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

         11. TERMINATION OF AGREEMENT.

         Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on at least 60 days' prior written notice to the Sub-Adviser. This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days' prior written notice to the Sub-Adviser, without the payment of any penalty; or (ii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. The Sub-Adviser may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

         12. AMENDMENT OF AGREEMENT.

         No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Portfolio's outstanding voting securities and a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, unless otherwise permitted in accordance with the 1940 Act.

              THE SUB-ADVISORY AGREEMENT WITH INVESCO GLOBAL ASSET MANAGEMENT LIMITED ADDS THE FOLLOWING SECTION:

              13. LIABILITY OF THE CO-SUB-ADVISER.

              THE CO-SUB-ADVISER SHALL HAVE NO LIABILITY UNDER THIS AGREEMENT TO WRL INVESTMENT, THE FUND, THE PORTFOLIOS OR TO THE FUND'S SHAREHOLDERS OR CREDITORS FOR ANY ERROR OF JUDGMENT, MISTAKE OF LAW, OR FOR ANY LOSS ARISING OUT OF ANY INVESTMENT, NOR FOR ANY OTHER ACT OR OMISSION IN THE PERFORMANCE OF ITS DUTIES UNDER THIS AGREEMENT NOT INVOLVING WILLFUL MISFEASANCE, BAD FAITH, GROSS NEGLIGENCE OR RECKLESS DISREGARD OF ITS OBLIGATIONS AND DUTIES HEREUNDER. WRL INVESTMENT SHALL HAVE NO LIABILITY UNDER THIS AGREEMENT TO THE CO-SUB-ADVISER FOR ANY ERROR OF JUDGMENT, MISTAKE OF LAW, OR FOR ANY LOSS ARISING OUT OF ANY INVESTMENT, NOR FOR ANY OTHER ACT OF OMISSION IN THE PERFORMANCE OF ITS DUTIES UNDER THIS AGREEMENT OR THE ADVISORY AGREEMENT NOT INVOLVING WILLFUL MISFEASANCE, BAD FAITH, GROSS NEGLIGENCE OR RECKLESS DISREGARD OF ITS OBLIGATIONS AND DUTIES HEREUNDER.

         13.  MISCELLANEOUS.

              A. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

              B. CAPTIONS. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

              C. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

              D. INTERPRETATION. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

              E. DEFINITIONS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

              IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.


Attest:                                   WRL INVESTMENT MANAGEMENT, INC.



By: ____________________                  By:  ________________________________
Priscilla I. Hechler                      Name:   Kenneth P. Beil
Assistant Secretary                       Title:  President and Treasurer

Attest:                                   [Sub-Adviser's Name]



By: ____________________                  By:  ________________________________
                                          Name:
                                          Title:

                                   EXHIBIT D-2

                             SUB-ADVISORY AGREEMENT

                                       FOR

                             MONEY MARKET PORTFOLIO

                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                         WRL INVESTMENT MANAGEMENT, INC.
                                       AND
                     J. P. MORGAN INVESTMENT MANAGEMENT INC.


         SUB-ADVISORY AGREEMENT, made as of the 1st day of January, 1997, between WRL Investment Management, Inc. ("Investment Adviser"), a corporation organized and existing under the laws of the State of Florida and J. P. Morgan Investment Management Inc. ("Sub-Adviser"), a corporation organized and existing under the laws of the State of Delaware.

         WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of January, 1997 ("Advisory Agreement") with the WRL Series Fund, Inc. ("Fund"), a Maryland corporation which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the Fund is authorized to issue shares of the Money Market Portfolio ("Portfolio"), a separate series of the Fund;

         WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

         WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the Portfolio and the Sub-Adviser is willing to furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

         1. INVESTMENT DESCRIPTION: APPOINTMENT.

         The Investment Adviser desires to employ the capital of the Portfolio by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the Fund's Articles of Incorporation, as amended to date (the "Charter Document"), and in the prospectus (the "Prospectus") and the statement of additional information (the "Statement") for the Fund filed with the Securities and Exchange Commission as part of the Fund's Registration Statement on Form N-1A, as amended or supplemented from time to time, and in such manner and to such extent as from time to time may be approved by the Fund's Board of Directors. Copies of the Prospectus, the Statement and the Charter Document, each as currently in effect, have been delivered to the Sub-Adviser. The Investment Adviser agrees, on an ongoing basis, to provide to the Sub-Adviser as promptly as practicable, copies of all amendments and supplements to the Prospectus and Statement and amendments to the Charter Document. The Advisory Agreement provides that the Investment Adviser may engage a Sub-Adviser to perform the services contemplated hereunder. The Investment Adviser desires to engage and hereby appoints the Sub-Adviser to act as investment sub-adviser to the Portfolio. The Sub-Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

         2. SERVICES AS INVESTMENT SUB-ADVISER, GUIDELINES AND ADVICE.

         Subject to the supervision of the Investment Adviser and the Board of Directors of the Fund, the Sub-Adviser will (a) manage the Portfolio's assets in accordance with the Portfolio's investment objective(s) and policies stated in the Prospectus, the Statement and the Charter Document, but subject to Guidelines (as such term is defined below); (b) make investment decisions for the Portfolio; (c) place purchase and sale orders for portfolio transactions for the Portfolio; and (d) employ professional portfolio managers and securities analysts to provide research services to the Portfolio; (e) furnish statistical and analytical information and reports as may reasonably be required by the Investment Adviser from time to time, and, in providing these services, conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio's assets; (f) cause its officers to attend meetings of the Fund's Board of Directors and furnish oral or written reports, as the Investment Adviser may reasonably require, in order to keep the Investment Adviser and its officers and the Directors of the Fund and appropriate officers of the Fund fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations.

         The Investment Adviser agrees on an on-going basis to provide or cause to be provided to the Sub-Adviser guidelines, to be revised as provided below (the "Guidelines"), setting forth limitations, by dollar amount or percentage of net assets, on the types of securities in which the Portfolio is permitted to invest or investment activities in which the Portfolio is permitted to engage. Among other matters, the Guidelines shall set forth clearly the limitations imposed upon the Portfolio as a result of relevant diversification requirements under state and federal law pertaining to insurance products, including, without limitation, the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"). The Guidelines shall remain in effect until 12:00 p.m. on the third business day following actual receipt by the Sub-Adviser of a written notice, denominated clearly as such, setting forth revised Guidelines. The Investment Adviser agrees to cause to be delivered to a person designated in writing for such purpose by the Sub-Adviser each day, by 1:00 p.m., New York time, a written report dated the date of its delivery (the "Report") with respect to the Portfolio's compliance for its current fiscal year with the short-three test set forth in Section 851(b)(3) of the Code (the "short-three test"). The Report shall include in chart form the Portfolio's gross income (within the meaning of Section 851 of the Code) from the beginning of the current fiscal year to the date of the Report and its cumulative income and gains described in Section 851(b)(3) of the Code for such period. If the Report is not timely delivered, the Sub-Adviser shall be permitted to rely on the most recent Report delivered to it. The Investment Adviser agrees that the Sub-Adviser may rely on the Guidelines and the Report without independent verification of their accuracy.

         3. BROKERAGE.

         In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Portfolio and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion.

         4. STANDARD OF CARE.

         The Sub-Adviser shall exercise its best judgment in rendering the services described in paragraph 2 and 3 above. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (each such act or omission shall be referred to as "Disqualifying Conduct"). The Sub-Adviser shall not be deemed to have engaged in Disqualifying Conduct if it complies with the Guidelines and acts in reliance on the Report, and the Sub-Adviser's failure to act in accordance therewith shall not constitute evidence that it engaged in Disqualifying Conduct.

         5. COMPENSATION.

         In consideration of the services rendered pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser on the first business day of each month a fee for the previous month at the annual rate of 0.15% of the Portfolio's average daily net assets. The fee for the period from the date of its initial public sale of the Portfolio's shares to the end of the month during which such sale shall have been commenced shall be prorated according to the proportion that such period bears to the full monthly period. Upon termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purposes of determining fees payable to the Sub-Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the Statement.

         6. EXPENSES.

         The Sub-Adviser will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Portfolio will be borne by the Fund or the Investment Adviser, as appropriate, except to the extent specifically assumed by the Sub-Adviser. The expenses to be borne by the Fund or the Investment Adviser, as appropriate, include, without limitation, the following: organizational costs, taxes, interest, brokerage fees and commissions, Directors' fees, Securities and Exchange Commission filing fees, if any, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing stockholders, costs of stockholders' reports and meetings, and extraordinary expenses.

         7. SERVICES TO OTHER COMPANIES OR ACCOUNTS.

         The Investment Adviser understands that the Sub-Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and the Investment Adviser has no objection to the Sub-Adviser so acting, provided that, whenever the Portfolio and one or more other accounts or investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Adviser agrees to allocate similarly opportunities to sell securities. The Investment Adviser recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Portfolio. The Investment Adviser understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other business or to render services of whatever kind or nature.

         8. BOOKS AND RECORDS.

         In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund's or the Investment Adviser's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act, for the period specified in said Rule.

         9. TERM OF AGREEMENT.

         This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940
Act) of any such party, cast in
person at a meeting called for the purposes of voting on such approval, and (ii) by vote of a majority of the Portfolio's outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect from year to year, provided such continuance is specifically approved at least annually by (i) the Fund's Board or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Portfolio's outstanding voting securities, provided that in either event the continuance is approved by a majority of the Fund's Board who are not interested persons of any party to this Agreement by vote cast in person at a meeting called for the purpose of voting such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Investment Adviser, by the Fund's Board, by vote of holders of a majority of the Portfolio's shares or by the Sub-Adviser, and will terminate five business days after the Sub-Adviser receives written notice of the termination of the advisory agreement between the Fund and the Investment Adviser. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         10. INDEMNIFICATION.

         The Investment Adviser agrees to indemnify and hold harmless the Sub-Adviser and each person who controls or is associated with the Sub-Adviser within the meaning of such terms under the federal securities laws and any officer, trustee, director, employee or agent of the foregoing, against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection therewith) under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities:

                    (1) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the variable annuity contracts and variable life insurance policies (both contracts and policies, collectively referred to as "Contracts") for which the Portfolio serves as an underlying investment option, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Prospectuses or Statements for the Contracts, (iii) any sales literature for the Contracts, (or any amendment or supplement to any of the foregoing), or (iv) the statement or omission to state or the alleged statement or alleged omission to state in the Prospectuses or Statements for the Contracts a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided, that this provision shall not apply if such statement or omission or such alleged statement or alleged omission was made in reliance upon and in conformity with information furnished to the Investment Adviser by the Sub-Adviser for use in the Contracts, or the Prospectuses or the Statements for the Contracts, or sales literature (or any amendment or supplement), or otherwise for use in connection with the sales of the Contracts or Portfolio shares; or

                    (2) arise out of or as a result of statements or representations by or on behalf of the Sub-Adviser (other than statements or representations contained in the Contracts, the Prospectuses or Statements, or sales literature for the Contracts not supplied by the Sub-Adviser or persons under its control) or wrongful conduct of the Investment Adviser or persons under its control with respect to the sales or distribution of the Contracts or Portfolio shares; or

                    (3) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Prospectus or Statement for the Portfolio (or any amendment thereof or supplement thereto), (ii) any sales literature for the Portfolio or (iii) the omission or alleged omission to state in the Prospectus or Statement for the Portfolio a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided, that this provision shall not apply if such statement or omission or such alleged statement or alleged omission was made in reliance upon and in conformity with information furnished to the

                    Investment Adviser by the Sub-Adviser for use with the Prospectus, Statement or sales literature for the Portfolio and the Contracts; or

                    (4) arise out of any third-party claims or proceedings relating to the performance by or obligations of the Sub-Adviser in the performance of its duties hereunder, except to the extent any such claims arise out of any material breach by the Sub-Adviser of this Agreement.

This indemnification will be in addition to any liability which the Investment Adviser may otherwise have, but does not supersede the standard of care owed by the Sub-Adviser to the Investment Adviser as described in Section 4 above.

         11.      DISCLOSURE.

         The Investment Adviser represents and warrants that neither the Fund nor the Investment Adviser shall, without the prior written consent of the Sub-Adviser, make representations regarding or reference to the Sub-Adviser or any affiliates in any disclosure document, advertisement, sales literature or other promotional materials.

         12.      MISCELLANEOUS.

         All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by Diane Minardi at 522 Fifth Avenue, New York NY 10036 in the case of the Sub-Adviser, General Counsel at P.O. Box 5068, Clearwater, FL 34618 in the case of the Investment Adviser, or such other person as a party shall designate by notice to the other parties. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof. The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof. This Agreement shall be governed in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of law.


         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.


Attest:                               WRL INVESTMENT MANAGEMENT, INC.



                                      By:
                                         --------------------------------------
-------------------------------       Name:  Kenneth P. Beil
Assistant Secretary                   Title: President and Treasurer

Attest:                               J. P. MORGAN INVESTMENT MANAGEMENT INC.


                                      By
-------------------------------          -------------------------------------
                                      Name:  Diane Minardi
                                      Title: Vice President

                                    EXHIBIT E

                              WRL SERIES FUND, INC.

                                    PROPOSED
                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

         WHEREAS, WRL Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company; and

         WHEREAS, the Fund currently offers its shares of the Portfolios of the Fund (the `Portfolios") for sale to separate accounts established by insurance companies to fund the benefits under certain individual variable life insurance policies and individual and group variable annuity contracts (collectively, the "Separate Accounts"), and may distribute its shares to other offerees in the future. The Separate Accounts may or may not be registered with the Securities and Exchange Commission; and

         WHEREAS, the Fund desires to adopt a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act applicable to the shares of the Portfolios during the continuous offering of such shares; and

         WHEREAS, the Fund's board of directors (the "Board") has, pursuant to and in accordance with Rule 12b-1, exercised reasonable business judgment and observed its fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act in determining that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders;

         NOW THEREFORE, the Fund hereby adopts this Plan in accordance with Rule 12b-1 under the 1940 Act with respect to the shares of the Portfolios.

1. For the period commencing with the date on which this Plan shall first become effective and ending on December 31 of that year and for each twelve month period (or portion thereof) thereafter in which this Plan shall continue in effect, the Fund on behalf of the Portfolios, as listed on Schedule A of this Agreement, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing such Portfolio's shares, up to a maximum rate of 0.15% on an annualized basis of the average daily net assets. Such fee shall be measured and accrued daily and paid monthly.

2. Expenses permitted to be paid pursuant to this Plan shall include, but not necessarily be limited to, the following:

         (a) the cost for printing and mailing of Fund prospectuses and statements of additional information, and any supplements thereto to potential investors;

         (b) the costs relating to the development and preparation of Fund advertisements, sales literature, and brokers' and other promotional materials describing and/or relating to the Fund;

         (c) expenses incurred in connection with the presentation of seminars and sales meetings describing the Fund attended by sales personnel and potential investors;

         (d) the development of consumer-oriented sales materials describing and/or relating to the Fund; and

         (e) expenses attributable to "distribution-related services" provided to the Fund. "Distribution-related services" includes, but are not limited to: salaries and benefits; office expenses; equipment expenses (I.E., computers, software, office equipment, etc.); training costs; travel costs; printing costs; supply expenses; computer programming time; and data center expenses, each as they relate to the promotion of the sale of Fund shares.

3. This Plan shall not take effect with respect to shares of a Portfolio until it has been approved by a vote of at least a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio.

4. This Plan, together with any related agreements, shall not take effect until they have been approved, by a vote of the majority of the Fund's Board, including a majority of those members of the Board who are not "interested persons" of the Fund (as defined in the 1940 Act), and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to the Plan (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Plan and such agreements.

5. This Plan shall continue in effect for as long as such continuance is specifically approved at least annually by the Board and Independent Directors in the manner provided in paragraph 4.

6. Any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related agreement shall provide to the Fund's Board, and the Board shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made, and shall furnish the Board with such other information as the Board may reasonably request in connection with such payments in order to enable the Board to make an informed determination as to whether the Plan should be continued.

7. This Plan may be terminated at any time with respect to a Portfolio by vote of a majority of the Independent Directors, or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio.

8. Any agreement related to the Plan, including its implementation, shall be in writing and shall provide:

              (a) that such agreement, with respect to a Portfolio, may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio, on not more than 60 days' written notice to the other party/parties to such agreement; and

              (b) that such agreement shall terminate automatically in the event of its assignment.

9. This Plan may not be amended to increase materially the amount of distribution expenses permitted to be paid by a Portfolio pursuant to paragraphs 1 and 2 without the approval of the shareholders of such Portfolio, and any material amendment to the Plan must be approved by the Board and Independent Directors in the manner provided in paragraph 4.

10. As long as the Plan is in effect, the selection and nomination of those members of the Board who are not interested persons (as defined in the 1940 Act) of the Fund shall be committed to the discretion of such disinterested directors then in office.

11. The Fund will preserve copies of this Plan, and any related agreements and reports, for a period of not less than six years from the date of those documents, the first two years in an easily accessible place.

12. Any provision of this Plan that is invalid, illegal, or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality, or unenforceability, without affecting in any way the remaining provisions of this Plan in such jurisdiction, or without rendering that or any other provisions of this Plan invalid, illegal, or unenforceable in any other jurisdiction.

         IN WITNESS WHEREOF, the Fund has executed this Plan on the day and year set forth below in Largo, Florida.


Dated as of:  January 1, 1997


ATTEST:                                    WRL SERIES FUND, INC.



____________________                       By: ____________________
Priscilla I. Hechler                       John R. Kenney
Assistant Vice President                   Chairman of the Board and
and Assistant Secretary                    President

                                   Schedule A

                 PARTICIPATING PORTFOLIOS AS OF JANUARY 1, 1997


                                     Growth
                                      Bond
                                     Global
                                  Money Market
                        Short-to-Intermediate Government
                                 Emerging Growth
                                  Equity-Income
                                    Balanced
                                Aggressive Growth
                                     Utility
                            Tactical Asset Allocation
                                  Value Equity
                                 C.A.S.E. Growth
                            C.A.S.E. Growth & Income
                             C.A.S.E. Quality Growth
                         Meridian/INVESCO Global Sector
                           Meridian/INVESCO US Sector
                         Meridian/INVESCO Foreign Sector
                              International Equity
                              U.S. Equity Portfolio

                                    EXHIBIT F

                             DISTRIBUTION AGREEMENT

         AGREEMENT made this 1st day of January, 1997, between WRL Series Fund, Inc., a Maryland corporation (the "Fund"), and InterSecurities, Inc., a Delaware corporation (the "Distributor"), each with offices at 201 Highland Avenue, Largo, Florida 33770.

         WHEREAS, the Fund is a registered open-end management investment company, which currently offers shares of its common stock in twenty series, each as set forth on Schedule A hereto (the "Current Portfolios"), and the Fund may offer shares of one or more additional Portfolios in the future;

         WHEREAS, the Fund was originally organized to act as the funding vehicle for certain individual variable life insurance policies and individual and group variable annuity contracts offered by Western Reserve Life Assurance Co. of Ohio ("Western Reserve") or life insurance companies affiliated with Western Reserve through separate accounts of such life insurance companies; and

         WHEREAS, in the future, the Fund may also offer its shares to life insurance companies unaffiliated with Western Reserve (together with Western Reserve and its affiliated life insurance companies, the "Life Companies") as a funding vehicle for variable life insurance policies and variable annuity contracts (together with the variable life insurance policies and variable annuity contracts offered by Western Reserve and its affiliated life insurance companies, the "Policies"), and/or to qualified pension and retirement plans (the "Qualified Plans"); and

         WHEREAS, from time to time, the Fund may enter into sales agreements with Life Companies that have or will establish one or more separate accounts to offer Policies, pursuant to which one or more Portfolios of the Fund serves as the underlying funding vehicle for such Policies; and, under certain circumstances, may enter into sales agreements with the Qualified Plans; and

         WHEREAS, it is contemplated that, in addition to entering into sales agreements with Life Companies and/or Qualified Plans, the Distributor shall engage in certain promotional and sales efforts on behalf of the Fund, as described in the Distribution Plan pursuant to Rule 12b-1 adopted by the Fund concurrent with the effective date of this Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

         1. (a) The Fund proposes to issue and sell shares of common stock of the Fund (the "Shares") to separate accounts of Life Companies and to the Qualified Plans as may be permitted by applicable law and subject to the Fund's obtaining any necessary regulatory approvals. The Fund hereby appoints the Distributor as agent to sell the Shares and the Distributor hereby accepts such appointment. The Shares will be distributed under such terms as are set by the Fund and will be sold to the separate accounts and the Qualified Plans permitted to buy the Shares as specified by the Fund's Board of Directors.

            (b) In the event that the Fund from time to time designates one or more Portfolios in addition to the Current Portfolios ("Additional Portfolios"), it shall notify the Distributor. If the Distributor is willing to perform services hereunder to the Additional Portfolios, it shall so notify the Fund. Thereafter, the Fund and the Distributor shall mutually agree to amend Schedule A to this Agreement in writing to add the Additional Portfolios and the Additional Portfolios shall be subject to this Agreement, subject to the approval of the Board of Directors as set forth in Section 7.(a) below.

         2. (a) The Distributor agrees that (i) all Shares sold by the Distributor shall be sold at the net asset value thereof as described in the Fund's prospectus, and (ii) the Fund shall receive 100% of such net asset value.

            (b) The Shares will be sold in accordance with any sales agreements between the Fund and Life Companies and, where applicable, the Fund and Qualified Plans. The Current Portfolios and all Additional Portfolios subject to this Agreement are referred to collectively as "Portfolios."

         3. (a) All sales literature and advertisements used by the Distributor in connection with sales of Shares shall be subject to approval by the Fund. The Fund authorizes the Distributor, in connection with the sales or arranging for the sale of Shares, to provide only such information and to make only such statements or representations as are contained in the Fund's then-current Prospectus or in sales literature or advertisements approved by the Fund or in such financial and other statements which are furnished to the Distributor pursuant to the next paragraph. The Fund shall not be responsible in any way for any information provided or statements or representations made by the Distributor or its representatives or agents other than the information, statements and representations described in the preceding sentence. The Distributor shall review all materials submitted to it by Life Companies and Qualified Plans that describe the Fund, the Shares or the Fund's investment adviser. The Distributor shall not be responsible for any information provided or statements or representations made by Life Companies or Qualified Plans, representatives or agents of Life Companies or Qualified Plans, or any other persons or entities other than the Distributor's representatives or agents.

            (b) The Fund shall keep the Distributor fully informed with regard to its affairs, shall furnish the Distributor with a certified copy of all financial statements and a signed copy of each report prepared by its independent certified public accountants, and shall cooperate fully in the efforts of the Distributor to sell the Shares and in the performance by the Distributor of all its duties under this Agreement.

         4.  (a)  The Fund will pay or cause to be paid:

                  (i) registration fees for registering its shares under the Securities Act of 1933 (the "1933 Act");

                  (ii) the expenses, including counsel fees, of preparing registration statements and such other documents as the Fund believes are necessary for registering the Shares with the Securities and Exchange Commission (the "SEC") and such states as are deemed necessary or appropriate;

                  (iii) expenses incident to preparing amendments to registration statements of the Fund under the 1933 Act and the Investment Company Act of 1940, as amended (the "1940 Act");

                  (iv) expenses for preparing and setting in type all prospectuses and the expense of supplying them to the then existing shareholders or beneficial owners of Shares (including owners of Policies whose contracts use one or more Portfolios as their funding vehicle);

                  (v) expenses incident to the issuance of its Shares such as the cost of stock certificates, if any, taxes and fees of the transfer agent for establishing shareholder record accounts and confirmations; and

                  (vi) expenses for administrative and transfer agency services, pursuant to and in accordance with the Administrative Services and Transfer Agency Agreement between the Fund and WRL Investment Services, Inc. dated January 1, 1997, as it may be amended from time to time in accordance with its terms.

              (b) The Distributor shall pay all of its own costs and expenses connected with the offer and sale of Shares ("Distribution Expenses"), except that certain Distribution Expenses may be reimbursed to the Distributor as provided in Section 5 hereof.

         5. (a) Pursuant to a Distribution Plan (the "Plan") adopted by the Board of Directors of the Fund in accordance with Section 12(b) of the 1940 Act, Rule 12b-1 and the other rules and regulations promulgated thereunder, as the same may be, from time to time, issued or amended, the Fund, on behalf of a Portfolio that has approved the Plan pursuant to Section 3 thereof, may reimburse the Distributor, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing such Portfolio's shares, up to a maximum rate of 0.15%, on an annualized basis of a Portfolio's average daily net assets. Reimbursements shall be measured and accrued daily, and remitted to the Distributor monthly. Such reimbursement may be made only for the period commencing on the date hereof and ending December 31, 1997, and for each twelve month period (or portion thereof) thereafter, in which the Plan is in effect for that Portfolio.

              (b) Distribution Expenses reimbursable hereunder shall include, but not necessarily be limited to, the following:

                  (i) the cost for printing and mailing of Fund prospectuses and statements of additional information, and any supplements thereto, to potential investors;

                  (ii) the costs relating to the development and preparation of Fund advertisements and sales literature and brokers' and other promotional materials describing and/or relating to the Fund;

                  (iii) expenses incurred in connection with the presentation of seminars and sales meetings describing the Fund attended by sales personnel and potential investors;

                  (iv) the development of consumer-oriented sales materials describing and/or relating to the Fund; and

                  (v) expenses attributable to "distribution-related" services provided to the Fund. "Distribution-related services" include, but are not limited to: salaries and benefits; office expenses; equipment expenses (I.E., computers, software, office equipment, etc.); training costs; travel costs; printing costs; supply expenses; computer programming time; and data center expenses, each as they relate to the promotion of the sale of Fund shares.

              (c) The Distributor shall submit annual reimbursable Distribution Expense budgets to the Board of Directors of the Fund. As soon as practicable after the end of each calendar quarter, the Distributor shall submit to the Board of Directors reports requesting ratification of reimbursement of Distribution Expenses as to each Portfolio for that quarter. The Distributor will allocate to each Portfolio reimbursable Distribution Expenses not specifically attributable to the distribution of shares of a particular Portfolio, based upon the ratio of the net asset value of each Portfolio at the end of each calendar month to the net asset value of all Portfolios on that same date. The Board of Directors will consider each request at its next regular meeting after such request is submitted, and the Distributor shall only retain reimbursements by the Fund on behalf of a Portfolio for those reimbursable Distribution Expenses that are approved by the Board of Directors, including a majority of the "Disinterested Directors" (as that term is defined in Section 7 hereof).

         6. (a) The Fund shall maintain a currently effective Registration Statement on Form N-1A and shall file with the SEC such reports and other documents as may be required under the 1933 Act and the 1940 Act or by the rule and regulations of the SEC thereunder.

            (b) The Fund represents and warrants that its Registration Statement, post-effective amendments, Prospectus and Statement of Additional Information (excluding statements based upon written information furnished by the Distributor expressly for inclusion therein) shall not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that all statements or information furnished to the Distributor, pursuant to
Section 3(b) hereof, shall be true and correct in all material respects.

         7. (a) This Agreement shall take effect on the date hereof after it has been approved by a vote of the majority of Directors of the Fund and those Directors of the Fund who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or this Agreement (the "Disinterested Directors"), cast in person at a meeting called for the purpose of voting on this Agreement. This Agreement shall remain in full force and effect until December 31, 1997, and may be continued for twelve month periods (or portions thereof) thereafter; provided that such continuance shall be specifically approved annually by the Board of Directors of the Fund or by a majority of the outstanding voting securities of each Portfolio of the Fund as it applies to that Portfolio, and in either case, also by a majority of the Disinterested Directors. This Agreement may be amended, with respect to any Portfolio, with the approval of the Board of Directors or of a majority of the outstanding voting securities of each Portfolio of the Fund as it applies to that Portfolio, provided, that in either case, such amendment shall also be approved by a majority of the Disinterested Directors.

            (b) This Agreement, with respect to any Portfolio, may be terminated, at any time without payment of any penalty, by vote of a majority of the Disinterested Directors or by vote of a majority of the outstanding voting securities of that Portfolio, or may be terminated by the Distributor, in either case on not more than 60 days' written notice delivered personally or mailed by registered mail, postage prepaid, to the other party.

            (c) This Agreement shall automatically terminate in the event of its assignment.

            (d) The terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities" as used herein shall have the meanings given to them in the 1940 Act.

         8. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Distributor (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Distributor or retained by it to perform or assist in the performance of its obligations under this Agreement) the Distributor shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder, of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates.

         9. This Agreement is made by the Fund, on behalf of each Portfolio, pursuant to authority granted by the Board of Directors, and the obligations created hereby are not binding on any of the Directors or shareholders of the Fund individually, but bind only the property of the Fund.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed by their duly authorized officers and under their respective seals on the day and year first above written.

                              WRL SERIES FUND, INC

Attest:



_________________________           By  ___________________________
Secretary                               John R. Kenney
                                        Chairman of the Board and President


Attest:                             INTERSECURITIES, INC.



__________________________          By  ____________________________
Secretary                               G. John Hurley
                                        President

                                   SCHEDULE A


As of January 1, 1997, the Distributor shall act as distributor for shares of the following Portfolios of WRL Series Fund, Inc.:


                                GROWTH PORTFOLIO
                                 BOND PORTFOLIO
                                GLOBAL PORTFOLIO
                             MONEY MARKET PORTFOLIO
                   SHORT-TO-INTERMEDIATE GOVERNMENT PORTFOLIO
                               BALANCED PORTFOLIO
                            EMERGING GROWTH PORTFOLIO
                             EQUITY-INCOME PORTFOLIO
                           AGGRESSIVE GROWTH PORTFOLIO
                                UTILITY PORTFOLIO
                       TACTICAL ASSET ALLOCATION PORTFOLIO
                            C.A.S.E. GROWTH PORTFOLIO
                       C.A.S.E. GROWTH & INCOME PORTFOLIO
                        C.A.S.E. QUALITY GROWTH PORTFOLIO
                             VALUE EQUITY PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO
                    MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO
                      MERIDIAN/INVESCO US SECTOR PORTFOLIO
                    MERIDIAN/INVESCO FOREIGN SECTOR PORTFOLIO
                              U.S. EQUITY PORTFOLIO

THE BOARD OF DIRECTORS OF THE FUND
RECOMMENDS A VOTE FOR ALL PROPOSALS

 (1)To approve the Proposed Advisory Agreement on behalf of the Portfolio; /circle/ For /circle/ Against /circle/ Abstain

(2) To approve the Proposed Sub-Advisory Agreement on behalf of the Portfolio; /circle/ For /circle/ Against /circle/ Abstain

(3) To approve the Distribution Plan on behalf of the Portfolio;
    /circle/ For   /circle/ Against   /circle/ Abstain

(4) To re-elect Peter R. Brown, Charles C. Harris, Russell A. Kimball, Jr., John R. Kenney, and G. John Hurley as directors of the Fund;
    (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

------------------------------------------------------

    /circle/ For   /circle/ Against   /circle/ Abstain

    AUTHORITY TO VOTE FOR ANY NOMINEE FOR DIRECTOR MAY BE WITHHELD BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF ANY NOMINEE IN THE QUESTION ABOVE.

(5) To ratify the selection of Price Waterhouse LLP as independent auditors for the Fund's current fiscal year; and

    /circle/ For /circle/ Against /circle/ Abstain

(6) To transact such other business as may properly come before the meeting or any adjournments thereof.

I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated October 22, 1996.

                         THIS INSTRUCTION WILL BE VOTED AS SPECIFIED.
                            This instruction may be revoked at any time prior to
                         the Meeting by executing a subsequent voting instruction form, by notifying the Secretary of the Fund in writing or by voting in person at the meeting.

                         ________________________________________    ___________
                         Policyowner or Contract Holder Signature        Date

                         PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.

                      PLEASE MARK INSIDE BOXES SO THAT DATA
                   PROCESSING EQUIPMENT WILL RECORD YOUR VOTES

                /above arrow/ FOLD AND DETACH HERE /ABOVE ARROW/

                           VOTING INSTRUCTION FORM

                            WRL SERIES FUND, INC.
                               GROWTH PORTFOLIO

      VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE WRL SERIES FUND, INC.
                              DECEMBER 16, 1996

   I hereby instruct PFL Life Insurance Company, Inc. ("PFL Life") to vote the shares of the Growth Portfolio of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give instructions, as shown above, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held at 10:00 a.m. on December 16, 1996, Eastern Time and any adjournments thereof at 201 Highland Avenue, Largo, Florida 33770.

THE BOARD OF DIRECTORS OF THE FUND
RECOMMENDS A VOTE FOR ALL PROPOSALS

 (1)To approve the Proposed Advisory Agreement on behalf of the Portfolio; /circle/ For /circle/ Against /circle/ Abstain

(2) To approve the Proposed Sub-Advisory Agreement on behalf of the Portfolio; /circle/ For /circle/ Against /circle/ Abstain

(3) To approve the Distribution Plan on behalf of the Portfolio;
    /circle/ For   /circle/ Against   /circle/ Abstain

(4) To re-elect Peter R. Brown, Charles C. Harris, Russell A. Kimball, Jr., John R. Kenney, and G. John Hurley as directors of the Fund;

    (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

    --------------------------------------------------
    /circle/ For   /circle/ Against   /circle/ Abstain

    AUTHORITY TO VOTE FOR ANY NOMINEE FOR DIRECTOR MAY BE WITHHELD BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF ANY NOMINEE IN THE QUESTION ABOVE.

(5) To ratify the selection of Price Waterhouse LLP as independent auditors for the Fund's current fiscal year; and

    /circle/ For /circle/ Against /circle/ Abstain

(6) To transact such other business as may properly come before the meeting or any adjournments thereof.

    I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated October 22, 1996.

                         THIS INSTRUCTION WILL BE VOTED AS SPECIFIED.
                            This instruction may be revoked at any time prior to
                         the Meeting by executing a subsequent voting instruction form, by notifying the Secretary of the Fund in writing or by voting in person at the meeting.

                         ________________________________________   ____________
                         Policyowner or Contract Holder Signature       Date

                         PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.

                      PLEASE MARK INSIDE BOXES SO THAT DATA
                   PROCESSING EQUIPMENT WILL RECORD YOUR VOTES

                /above arrow/ FOLD AND DETACH HERE /ABOVE ARROW/

                           VOTING INSTRUCTION FORM
                            WRL SERIES FUND, INC.
                         AGGRESSIVE GROWTH PORTFOLIO

      VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE WRL SERIES FUND, INC.
                              DECEMBER 16, 1996

   I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the Portfolio of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give instructions, as shown above, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held at 10:00 a.m. on December 16, 1996, Eastern Time and any adjournments thereof at 201 Highland Avenue, Largo, Florida 33770.